UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-22865

Forethought Variable Insurance Trust

(Exact name of registrant as specified in charter)

10 West Market Street, Suite 2300

Indianapolis, Indiana 46204

(Address of principal executive offices) (Zip code)

The Corporation Trust Company
1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 877-355-1820

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Annual Report

December 31, 2023

Global Atlantic Portfolios

Global Atlantic BlackRock Allocation Portfolio

Global Atlantic BlackRock Disciplined Core Portfolio

Global Atlantic BlackRock Disciplined Growth Portfolio

Global Atlantic BlackRock Disciplined International Core Portfolio

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Global Atlantic BlackRock Disciplined Value Portfolio

Global Atlantic BlackRock High Yield Portfolio

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Class I and Class II shares*

Each a separate series of the Forethought Variable Insurance Trust

Distributed by Global Atlantic Distributors, LLC
Member FINRA

*  As of December 31, 2023, each Portfolio offered Class I and Class II, except the Global Atlantic Goldman Sachs Core Fixed Income Portfolio (which only offered Class I shares).

Dear Shareholders/Contract Owners:

The U.S. Federal Reserve (the "Fed") slowed the pace and size of interest rate increases in 2023 (the "Period"), implementing just four 25 basis point hikes versus the seven totaling 425 basis points in 2022 as economic data began to soften in the third and fourth quarters of 2023. The path to reach this point, however, was anything but smooth, as periods of heightened volatility throughout the year were driven by a variety of events and circumstances. From March through May 2023, the surprise failures of three U.S. banks and the acquisition of troubled Credit Suisse Group AG by UBS Group AG, generated concerns of another global financial crisis. This was largely averted due to the rapid response from regulators and the banking industry. Although the Fed paused its rate hiking path in June, they raised rates in July given the continued strength of inflation and economic data, particularly the labor market. This increase in July represented the Fed's last interest rate increase of 2023 as signs of softening in the economy began to appear through the summer, prompting the Fed to hold steady on rates. As we moved into the fourth quarter, some weaker than expected inflation and employment data points in November were perhaps an inflection point for both the economy and the Fed. During November and December, treasury yields declined significantly – approximately 100 basis points across the yield curve – on the widely held view that the Fed is finished raising interest rates. This prompted a meaningful equity rally, with many indices globally rising 10-20%. The market's focus has now shifted to the timing of the Fed's interest rate cuts, where many are expecting reductions to begin in the first half of 2024 despite Fed guidance that cuts should not be expected until later in the year.

Interest rate expectations were a key driver of both equity and fixed income returns in 2023. Although there was significant volatility in U.S. Treasury yields during the Period as market expectations regarding future Fed increases and decreases changed frequently, Treasury yields at Period end were relatively flat compared to year-end 2022. Furthermore, the yield curve remained inverted throughout the Period, meaning short-term rates were higher than long-term rates, albeit slightly less-so year over year. Despite this backdrop of heightened volatility, equity indices generally posted strong returns in 2023, more than making up for the losses suffered in 2022. Fixed income generally posted positive returns as well, however unlike equities, they did not make up for the steep losses incurred in 2022 when global central banks began to aggressively tighten monetary policy.

Although it appears that we are at, or near, the end of the rate hiking cycle, there is a disconnect on the timing of the interest rate cuts in 2024, with the Fed's guidance that cuts will come later and market expectations that cuts will come sooner. In our view, this could lead to continued market volatility until one side is "proven correct". Notably, the Fed has indicated that they would only cut rates earlier than their guidance if a recession was likely. Not to be overlooked, geopolitical conflicts in the Middle East and Europe continue to provide a meaningful degree of uncertainty.

Thank you for investing in the Global Atlantic Portfolios.

Sincerely,

Eric D. Todd, CFA	Cameron Jeffreys, CFA
President	Senior Vice President
Global Atlantic Investment Advisors, LLC	Global Atlantic Investment Advisors, LLC

Portfolio	Benchmark
Global Atlantic BlackRock Allocation Portfolio	S&P Target Risk® Growth Index
Global Atlantic BlackRock Disciplined Core Portfolio	S&P 500® Index
Global Atlantic BlackRock Disciplined Growth Portfolio	Russell 1000® Growth Index
Global Atlantic BlackRock Disciplined International Core Portfolio	MSCI ACWI ex-USA Index
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Russell Midcap® Growth Index
Global Atlantic BlackRock Disciplined Value Portfolio	Russell 1000® Value Index
Global Atlantic BlackRock High Yield Portfolio	ICE BofA BB-B U.S. High Yield Constrained Index
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Bloomberg U.S. Aggregate Bond Index

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest directly in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

This report contains the current opinions of Global Atlantic Investment Advisors, LLC and/or sub-advisers at the time of its publication and should not be considered investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, a Portfolio's portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Index Definitions:

Bloomberg U.S. Aggregate Bond Index ("Bbg US Agg"). An index weighted according to market capitalization and includes, among other categories, Treasury securities, mortgage-backed securities, government agency bonds and corporate bonds. To be included in the index, bonds must be rated investment grade by Moody's and S&P Global Ratings.

ICE BofA BB-B U.S. High Yield Constrained Index. An index that contains all securities in the ICE BofA U.S. High Yield Index rated BB1 through B3, based on an average of Moody's, S&P, and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

MSCI ACWI ex-USA Index. A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

MSCI EAFE Total Return Index ("MSCI EAFE"). An index created by Morgan Stanley Capital International (MSCI) that serves as a benchmark of the performance in major developed international equity markets as represented by 21 major MSCI indexes from Europe, Australasia and the Far East.

Nasdaq Composite ("Nasdaq"). A broad-based market capitalization-weighted index of over 3,700 stocks listed on the Nasdaq Stock Exchange. As a broad index that is heavily weighted toward the technology sector, the Nasdaq serves as a benchmark for technology stocks in the United States.

Russell 1000® Growth Index. An unmanaged index of common stock prices that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index. An index that measures the performance of large- and mid-capitalization value sectors of the U.S. equity market. It is a subset of the Russell 1000® Index, which measures the performance of the large-capitalization sector of the U.S. equity market.

Russell 2000® Index ("Russell 2000"). An index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Russell Midcap® Growth Index. An unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

S&P 500 Index ("S&P 500"). A market capitalization weighted price index composed of 500 widely held U.S. common stocks. Frequently used as a measure of U.S. stock market performance.

S&P MidCap 400 Total Return Index ("S&P MidCap 400"). A capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market.

S&P Target Risk® Growth Index. An index that increases exposure to equities, while also providing limited fixed income exposure to diversify risk.

S&P U.S. Treasury Bond Current 10-Year Index ("S&P U.S. 10yr Treasury"). An index that holds the most recently issued 10-year U.S. Treasury Note or bond.

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Table of Contents

Page
•	Global Atlantic Portfolio Review and Portfolio of Investments
	Global Atlantic BlackRock Allocation Portfolio	5 – 7
	Global Atlantic BlackRock Disciplined Core Portfolio	8 – 14
	Global Atlantic BlackRock Disciplined Growth Portfolio	15 – 19
	Global Atlantic BlackRock Disciplined International Core Portfolio	20 – 32
	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	33 – 40
	Global Atlantic BlackRock Disciplined Value Portfolio	41 – 47
	Global Atlantic BlackRock High Yield Portfolio	48 – 56
	Global Atlantic Goldman Sachs Core Fixed Income Portfolio	57 – 69
•	Financial Statements:
	Statements of Assets and Liabilities	70 – 71
	Statements of Operations	72 – 73
	Statements of Changes in Net Assets	74 – 77
	Financial Highlights	78 – 92
•	Notes to Financial Statements	93 – 114
•	Report of Independent Registered Accounting Firm	115
•	Expense Examples	116 – 117
•	Supplemental Information	118 – 119
•	Trustee and Officer Table	120 – 123
•	Privacy Notice	124 – 125
•	Proxy Voting Policy	Back Cover
•	Portfolio Holdings	Back Cover

Global Atlantic BlackRock Allocation Portfolio

Portfolio Review

December 31, 2023 (Unaudited)

Investment Objective

The Portfolio seeks to provide total return.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2023, the Class I shares of Global Atlantic BlackRock Allocation Portfolio modestly underperformed its reference benchmark, the S&P Target Risk® Growth Index. The Portfolio posted a return of 15.26% compared to a benchmark return of 15.38%, a difference of -12 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

In contrast to a very difficult 2022 where nearly all asset classes posted significantly negative returns, 2023 saw a meaningful reversal, particularly in equities. Equity markets had a strong start in January, resulting in some of the Portfolio's factor exposures, namely U.S. minimum volatility and U.S. momentum equities, detracting from overall performance given that the Portfolio was more defensively positioned. An overweight to global energy equities also hurt returns amidst falling commodity prices and moderating inflation. As the generative artificial intelligence ("AI") theme unfolded in 2023, through May, the U.S. equity market was dominated by the performance of a narrow set of stocks, the "Magnificent 7" technology giants (Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla). With this, BlackRock's overweight to technology equities, alongside a regional overweight to U.S. equities, emerged as the biggest contributors to performance. Unexpected positive earnings and the expected end of the U.S. Federal Reserve's (the "Fed") hiking cycle acted as tailwinds for BlackRock's risk-on stance in the latter part of the year. Consequently, on an asset allocation basis, the Portfolio benefited from its overweight position in equities in the fourth quarter.

Within fixed income, the Portfolio benefited from an overweight position in investment grade credit. While an overweight position to long duration treasuries contributed positively as bond yields fell in the fourth quarter, it was a detractor from Portfolio performance over the entire year. BlackRock maintained this position as a diversifier to the Portfolio's equity exposure.

How was the Portfolio positioned at period end?

Amidst a backdrop of robust real economic activity, consumer resilience, and upward revisions in earnings despite interest rate hikes, BlackRock shifted to a cautious risk-on stance in the fourth quarter. This involved shifting to an overweight in equities and repositioning the Portfolio within equity and fixed income. BlackRock believes that the prospects for earnings growth appear most promising in the U.S. As a result, the Portfolio is overweight U.S. equities relative to non-U.S. developed markets and emerging market equities. Specifically, within U.S. equities, the Portfolio retains an overweight position in growth, technology, quality, and infrastructure equities, and has increased its exposure to mega-cap equities. As a hedge to its pro-growth and pro-technology exposure, BlackRock has introduced an overweight to global energy equities. In non-U.S. developed equities, the Portfolio maintains an overweight to value to balance the overweight position in U.S. growth.

Within fixed income, BlackRock maintains a duration barbell, with overweight positions in short duration fixed income to take advantage of the high front-end rates, and long duration treasuries as a diversifier to our equity exposure. BlackRock also added to the Portfolio's exposure to investment grade credit to take advantage of elevated yields.

Global Atlantic BlackRock Allocation Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2023 as compared to its benchmark:

			Annualized		Operating Expense**
	Inception Date*	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Allocation Portfolio
Class I	November 1, 2017	15.26%	9.02%	6.67%	0.47%	0.47%
Class II	November 1, 2017	14.93%	8.75%	6.40%	0.72%	0.72%
S&P Target Risk® Growth Index^		15.38%	7.73%	5.58%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2023. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P Target Risk® Growth Index (Total Return) provides increased exposure to equities, while also using some fixed income exposure to dampen risk. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	99.0%
Short-Term Investments	1.0%
Other Assets less Liabilities - Net	0.0%^
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2023.

^  Represents less than 0.05%.

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Global Atlantic BlackRock Allocation Portfolio

Portfolio of Investments

December 31, 2023

	Shares/ Principal	Fair Value
EXCHANGE TRADED FUNDS - 99.0%
DEBT FUNDS - 36.8%
iShares 20+ Year Treasury Bond ETF	20,926	$2,069,163
iShares Core Total USD Bond Market ETF	228,606	10,531,878
iShares iBoxx $ Investment Grade Corporate Bond ETF	15,204	1,682,475
iShares J.P. Morgan USD Emerging Markets Bond ETF	7,192	640,519
iShares MBS ETF	36,157	3,401,651
iShares Treasury Floating Rate Bond ETF	52,754	2,662,494
TOTAL DEBT FUNDS		20,988,180
EQUITY FUNDS - 62.2%
iShares Core MSCI Emerging Markets ETF	20,463	1,035,019
iShares Core S&P 500 ETF (a)	39,908	19,061,258
iShares ESG Aware MSCI EM ETF	18,365	588,782
iShares Global Energy ETF	12,606	493,021
iShares MSCI EAFE Growth ETF	22,050	2,135,542
iShares MSCI EAFE Value ETF	66,803	3,480,436
iShares MSCI USA Quality Factor ETF	27,583	4,058,563
iShares S&P 100 ETF	5,103	1,139,959
	Shares/ Principal	Fair Value
EQUITY FUNDS - 62.2% (Continued)
iShares S&P 500 Growth ETF	15,167	$1,139,042
iShares U.S. Infrastructure ETF	14,409	580,250
iShares U.S. Technology ETF	13,667	1,677,624
TOTAL EQUITY FUNDS		35,389,496
TOTAL EXCHANGE TRADED FUNDS (Cost - $49,156,733)		56,377,676
SHORT-TERM INVESTMENTS - 1.0%
MONEY MARKET FUNDS - 1.0%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 5.25% (b) (Cost - $551,017)	551,017	551,017
TOTAL INVESTMENTS - 100.0% (Cost - $49,707,750)		$56,928,693
OTHER ASSETS LESS LIABILITIES - NET (0.0)%†		(17,357)
TOTAL NET ASSETS - 100.0%		$56,911,336

†  Represents less than 0.05%.

(a)  The fair value of this holding exceeds 25% of the Fund's net assets. Additional information for this holding, including financial statements, is available from the SEC's EDGAR database at www.sec.gov.

(b)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio Review

December 31, 2023 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2023, the Class I shares of Global Atlantic BlackRock Disciplined Core Portfolio outperformed its reference benchmark, the S&P 500® Index. The Portfolio posted a return of 26.36% compared to a benchmark return of 26.29%, a difference of 7 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has an optimal trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

The Portfolio outperformed throughout much of the year, particularly towards the end of 2023, and was driven primarily by fundamental measures. Traditional valuation measures such as tracking company sales, research expenditures, and other financial statement metrics all contributed the most as the move higher in interest rates broadly rewarded value styles. From a Quality perspective, there was a bifurcation of performance whereby contrarian and defensive insights, such as measures evaluating company financing ability, leverage usage, and management quality contributed to performance amidst the market focus on company financial health. Other growth-oriented quality measures such as evaluating company diversity and employee benefits also did well amidst strong performance from the tech sector. However, nontraditional quality insights focused on efficiency, evaluating "green" patents, and flows into sustainability related products for example, detracted from returns. Macro thematic insights modestly contributed to performance. Measures designed to capture business to business invoicing as well as insights capturing the enthusiasm around artificial intelligence ("AI") both helped to correctly position the Portfolio in technology names, which was most observable through a successful overweight to software names. Other macro thematic measures evaluating inventory data and job hiring trends benefitted performance as these continued to align with a soft-landing narrative.

Sentiment measures detracted from performance. Consumer intent measures ultimately proved wrong footed, as insights evaluating mobile app downloads and social media data motivated an unsuccessful overweight to automobiles. Additionally, metrics designed to evaluate sentiment from bond markets also proved unsuccessful.

Lastly, a notable weak period of performance was the second quarter, in which security selection in health care was the primary source of weakness with adverse performance across pharma and health insurers. These include incorrect positioning around sentiment for weight loss drugs, deal activity for biopharma amid patent expiry, and the impact to health insurers amid an expected surge in expenses.

How was the Portfolio positioned at period end?

At year-end, from a sector positioning perspective, the Portfolio remained largely sector neutral. The Portfolio had slight overweight positions in health care and consumer discretionary companies and maintains slight underweights in industrials and financials stocks. BlackRock's SAE team seeks to maintain a style neutral approach, so the Portfolio did not have any outsized active exposures to any particular style or factor.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2023 as compared to its benchmark:

			Annualized		Operating Expense**
	Inception Date*	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined Core Portfolio
Class I	November 1, 2017	26.36%	15.32%	12.05%	0.50%	0.50%
Class II	November 1, 2017	26.17%	15.06%	11.77%	0.75%	0.75%
S&P 500® Index^		26.29%	15.69%	12.45%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2023. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P 500® Index (Total Return) is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees, and other expenses. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	98.6%
Short-Term Investments	1.4%
Other Assets less Liabilities - Net	0.0%^
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2023.

Derivatives are included in "Other Assets less Liabilities - Net"

^  Represents less than 0.05%.

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Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio of Investments

December 31, 2023

	Shares/ Principal	Fair Value
COMMON STOCKS - 98.6%
AEROSPACE & DEFENSE - 1.2%
Lockheed Martin Corp.	15,297	$6,933,212
AIR FREIGHT & LOGISTICS - 0.6%
United Parcel Service, Inc., Class B	23,865	3,752,294
AUTOMOBILES - 2.1%
General Motors Co.	128,634	4,620,533
Tesla, Inc.*	30,866	7,669,584
		12,290,117
BANKS - 2.3%
Bank of America Corp.	169,399	5,703,664
Canadian Imperial Bank of Commerce	5,368	258,415
Citigroup, Inc.	50,214	2,583,008
Citizens Financial Group, Inc.	35,909	1,190,024
First Citizens BancShares, Inc., Class A	77	109,261
First Horizon Corp.	25,820	365,611
HDFC Bank Ltd., ADR	5,972	400,781
Huntington Bancshares, Inc.	15,095	192,008
ING Groep NV, ADR	4,177	62,739
JPMorgan Chase & Co.	3,983	677,508
KeyCorp	53,994	777,514
Regions Financial Corp.	41,786	809,813
Synovus Financial Corp.	6,181	232,715
Wells Fargo & Co.	5,662	278,684
		13,641,745
BEVERAGES - 2.5%
Coca-Cola Co. (The)	122,027	7,191,051
PepsiCo, Inc.	44,649	7,583,186
		14,774,237
BIOTECHNOLOGY - 3.9%
AbbVie, Inc.	40,925	6,342,147
Amgen, Inc.	26,485	7,628,210
Exelixis, Inc.*	13,125	314,869
Gilead Sciences, Inc.	26,025	2,108,285
Incyte Corp.*	64,909	4,075,636
Moderna, Inc.*	1,103	109,693
Neurocrine Biosciences, Inc.*	5,161	680,014
Regeneron Pharmaceuticals, Inc.*	1,426	1,252,442
United Therapeutics Corp.*	2,235	491,454
		23,002,750
BROADLINE RETAIL - 4.4%
Amazon.com, Inc.*	162,266	24,654,696
eBay, Inc.	4,134	180,325
JD.com, Inc., ADR	17,137	495,088
MercadoLibre, Inc.*	86	135,153
		25,465,262
	Shares/ Principal	Fair Value
BUILDING PRODUCTS - 0.8%
A O Smith Corp.	25,843	$2,130,497
Johnson Controls International PLC	23,188	1,336,556
Owens Corning	7,133	1,057,325
		4,524,378
CAPITAL MARKETS - 2.3%
Futu Holdings Ltd., ADR*	11,355	620,323
Invesco Ltd.	95,089	1,696,388
Moody's Corp.	13,314	5,199,916
MSCI, Inc.	1,698	960,474
Nasdaq, Inc.	38,299	2,226,704
S&P Global, Inc.	6,170	2,718,008
SEI Investments Co.	1,642	104,349
		13,526,162
CHEMICALS - 1.0%
Cabot Corp.	1,593	133,015
Corteva, Inc.	6,219	298,014
Ecolab, Inc.	7,765	1,540,188
LyondellBasell Industries NV, Class A	20,561	1,954,940
PPG Industries, Inc.	5,013	749,694
Sherwin-Williams Co. (The)	3,533	1,101,943
		5,777,794
COMMERCIAL SERVICES & SUPPLIES - 0.7%
Cintas Corp.	6,327	3,813,030
Republic Services, Inc.	1,313	216,527
		4,029,557
COMMUNICATIONS EQUIPMENT - 0.3%
Arista Networks, Inc.*	3,357	790,607
Ciena Corp.*	3,284	147,813
Cisco Systems, Inc.	5,254	265,432
Juniper Networks, Inc.	24,973	736,204
		1,940,056
CONSTRUCTION & ENGINEERING - 0.7%
AECOM	16,452	1,520,658
EMCOR Group, Inc.	5,762	1,241,308
Valmont Industries, Inc.	5,734	1,338,946
		4,100,912
CONSUMER STAPLES DISTRIBUTION & RETAIL - 1.3%
Costco Wholesale Corp.	136	89,771
Sysco Corp.	36,361	2,659,080
Target Corp.	5,333	759,526
Walmart, Inc.	24,410	3,848,236
		7,356,613
CONTAINERS & PACKAGING - 0.1%
AptarGroup, Inc.	2,113	261,209
International Paper Co.	7,296	263,750
		524,959

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%†
AT&T, Inc.	16,963	$284,639
ELECTRIC UTILITIES - 1.3%
Edison International	6,426	459,395
Entergy Corp.	645	65,268
Evergy, Inc.	30,817	1,608,647
IDACORP, Inc.	2,612	256,812
NextEra Energy, Inc.	6,237	378,835
OGE Energy Corp.	40,528	1,415,643
Portland General Electric Co.	10,883	471,669
PPL Corp.	93,683	2,538,809
Xcel Energy, Inc.	3,623	224,300
		7,419,378
ELECTRICAL EQUIPMENT - 0.5%
AMETEK, Inc.	9,711	1,601,247
Rockwell Automation, Inc.	4,040	1,254,339
		2,855,586
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.0%
TE Connectivity Ltd.	41,008	5,761,624
ENERGY EQUIPMENT & SERVICES - 0.2%
Baker Hughes Co.	12,592	430,395
Halliburton Co.	20,054	724,952
		1,155,347
ENTERTAINMENT - 0.7%
Bilibili, Inc., ADR*	44,689	543,865
Electronic Arts, Inc.	4,868	665,991
Liberty Media Corp.-Liberty Formula One, Class C*	1,937	122,283
Live Nation Entertainment, Inc.*	1,104	103,334
Netflix, Inc.*	4,852	2,362,342
Warner Bros Discovery, Inc.*	21,390	243,418
		4,041,233
FINANCIAL SERVICES - 4.9%
Berkshire Hathaway, Inc., Class B*	13,903	4,958,644
Block, Inc.*	14,134	1,093,265
Euronet Worldwide, Inc.*	2,164	219,624
Fidelity National Information Services, Inc.	8,333	500,563
Fiserv, Inc.*	3,671	487,656
Mastercard, Inc., Class A	26,814	11,436,439
Visa, Inc., Class A	38,836	10,110,953
		28,807,144
FOOD PRODUCTS - 1.2%
Archer-Daniels-Midland Co.	48,991	3,538,130
Hershey Co. (The)	19,056	3,552,800
Mondelez International, Inc., Class A	2,546	184,407
		7,275,337
	Shares/ Principal	Fair Value
GAS UTILITIES - 0.1%
New Jersey Resources Corp.	7,502	$334,439
UGI Corp.	8,833	217,292
		551,731
GROUND TRANSPORTATION - 0.2%
Old Dominion Freight Line, Inc.	2,826	1,145,463
Saia, Inc.*	636	278,708
		1,424,171
HEALTH CARE EQUIPMENT & SUPPLIES - 2.7%
Abbott Laboratories	31,397	3,455,868
Align Technology, Inc.*	1,295	354,830
Becton Dickinson & Co.	6,960	1,697,057
Dexcom, Inc.*	5,301	657,801
Edwards Lifesciences Corp.*	8,538	651,023
Intuitive Surgical, Inc.*	695	234,465
Medtronic PLC	66,277	5,459,899
Novocure Ltd.*	6,993	104,405
ResMed, Inc.	3,840	660,557
Stryker Corp.	7,402	2,216,603
		15,492,508
HEALTH CARE PROVIDERS & SERVICES - 2.0%
Cardinal Health, Inc.	2,078	209,463
Cencora, Inc.	7,843	1,610,795
Cigna Corp. (The)	3,334	998,366
Elevance Health, Inc.	14,264	6,726,332
HCA Healthcare, Inc.	2,107	570,323
McKesson Corp.	812	375,940
UnitedHealth Group, Inc.	2,245	1,181,925
		11,673,144
HEALTH CARE REITS - 0.0%†
Medical Properties Trust, Inc.	16,394	80,495
HEALTH CARE TECHNOLOGY - 0.3%
Teladoc Health, Inc.*	90,856	1,957,947
HOTELS, RESTAURANTS & LEISURE - 1.4%
Booking Holdings, Inc.*	534	1,894,215
Boyd Gaming Corp.	15,965	999,569
Caesars Entertainment, Inc.*	8,497	398,339
McDonald's Corp.	8,915	2,643,387
Melco Resorts & Entertainment Ltd., ADR*	11,041	97,934
MGM Resorts International*	1,648	73,633
Starbucks Corp.	9,159	879,355
Travel + Leisure Co.	29,786	1,164,335
		8,150,767
HOUSEHOLD DURABLES - 0.5%
DR Horton, Inc.	14,678	2,230,763
Leggett & Platt, Inc.	32,308	845,500
		3,076,263

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
HOUSEHOLD PRODUCTS - 1.6%
Colgate-Palmolive Co.	1,015	$80,906
Kimberly-Clark Corp.	35,998	4,374,117
Procter & Gamble Co. (The)	33,271	4,875,532
		9,330,555
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.4%
AES Corp. (The)	124,427	2,395,220
INDUSTRIAL CONGLOMERATES - 0.3%
Honeywell International, Inc.	6,989	1,465,663
INDUSTRIAL REITS - 0.2%
First Industrial Realty Trust, Inc.	11,151	587,323
Prologis, Inc.	4,954	660,368
		1,247,691
INSURANCE - 2.2%
Hartford Financial Services Group, Inc. (The)	2,933	235,754
Marsh & McLennan Cos., Inc.	24,193	4,583,848
MetLife, Inc.	32,964	2,179,909
Reinsurance Group of America, Inc.	10,508	1,699,984
Travelers Cos., Inc. (The)	15,338	2,921,736
W R Berkley Corp.	20,455	1,446,578
		13,067,809
INTERACTIVE MEDIA & SERVICES - 7.1%
Alphabet, Inc., Class A*	123,112	17,197,515
Alphabet, Inc., Class C*	71,588	10,088,897
Baidu, Inc., ADR*	4,851	577,706
Meta Platforms, Inc., Class A*	37,661	13,330,487
		41,194,605
IT SERVICES - 0.0%†
Amdocs Ltd.	430	37,793
Snowflake, Inc., Class A*	343	68,257
		106,050
LIFE SCIENCES TOOLS & SERVICES - 0.7%
Agilent Technologies, Inc.	15,732	2,187,220
Mettler-Toledo International, Inc.*	158	191,648
Thermo Fisher Scientific, Inc.	2,471	1,311,582
West Pharmaceutical Services, Inc.	1,344	473,249
		4,163,699
MACHINERY - 2.3%
Caterpillar, Inc.	4,528	1,338,794
CNH Industrial NV	5,078	61,850
Flowserve Corp.	10,297	424,442
Graco, Inc.	3,911	339,318
Illinois Tool Works, Inc.	15,044	3,940,625
Oshkosh Corp.	25,290	2,741,689
Otis Worldwide Corp.	17,440	1,560,357
Parker-Hannifin Corp.	2,570	1,183,999
Xylem, Inc.	14,713	1,682,579
		13,273,653
	Shares/ Principal	Fair Value
MEDIA - 1.4%
Comcast Corp., Class A	94,101	$4,126,329
Fox Corp., Class A	94,402	2,800,907
Fox Corp., Class B	1,945	53,779
Liberty Media Corp-Liberty SiriusXM*	24,597	707,902
Paramount Global, Class B	13,499	199,650
		7,888,567
METALS & MINING - 0.5%
ArcelorMittal SA	6,689	189,901
Franco-Nevada Corp.	1,114	123,442
Freeport-McMoRan, Inc.	18,811	800,784
Newmont Corp.	3,586	148,425
Nucor Corp.	9,232	1,606,737
		2,869,289
MULTI-UTILITIES - 0.3%
CMS Energy Corp.	27,067	1,571,781
OFFICE REITS - 0.0%†
Boston Properties, Inc.	1,510	105,957
Highwoods Properties, Inc.	5,873	134,844
		240,801
OIL, GAS & CONSUMABLE FUELS - 3.1%
Chevron Corp.	3,545	528,772
ConocoPhillips	16,657	1,933,378
Devon Energy Corp.	49,055	2,222,191
EOG Resources, Inc.	26,007	3,145,547
Exxon Mobil Corp.	58,250	5,823,835
Marathon Petroleum Corp.	19,033	2,823,736
Pioneer Natural Resources Co.	3,357	754,922
Valero Energy Corp.	8,651	1,124,630
		18,357,011
PAPER & FOREST PRODUCTS - 0.1%
Louisiana-Pacific Corp.	4,207	297,982
PASSENGER AIRLINES - 0.2%
Delta Air Lines, Inc.	21,506	865,186
United Airlines Holdings, Inc.*	1,530	63,128
		928,314
PHARMACEUTICALS - 3.8%
Bristol-Myers Squibb Co.	100,140	5,138,183
Eli Lilly and Co.	11,624	6,775,862
Johnson & Johnson	13,964	2,188,717
Merck & Co., Inc.	29,382	3,203,226
Pfizer, Inc.	143,275	4,124,887
Zoetis, Inc.	2,991	590,334
		22,021,209
PROFESSIONAL SERVICES - 0.1%
Automatic Data Processing, Inc.	1,542	359,240

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
KE Holdings, Inc., ADR	19,445	$315,203
RESIDENTIAL REITS - 1.2%
Apartment Income REIT Corp.	2,000	69,460
Camden Property Trust	34,139	3,389,661
Equity Residential	53,200	3,253,712
Mid-America Apartment Communities, Inc.	491	66,020
		6,778,853
RETAIL REITS - 0.2%
Kimco Realty Corp.	19,704	419,892
Simon Property Group, Inc.	4,160	593,383
		1,013,275
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.7%
Applied Materials, Inc.	25,126	4,072,171
Broadcom, Inc.	3,220	3,594,325
Cirrus Logic, Inc.*	4,031	335,339
Intel Corp.	77,801	3,909,500
KLA Corp.	495	287,744
Lam Research Corp.	3,524	2,760,208
MaxLinear, Inc.*	5,117	121,631
Micron Technology, Inc.	20,030	1,709,360
Monolithic Power Systems, Inc.	358	225,819
NVIDIA Corp.	42,792	21,191,454
NXP Semiconductors NV	1,895	435,244
QUALCOMM, Inc.	44,489	6,434,444
		45,077,239
SOFTWARE - 11.6%
Adobe, Inc.*	10,088	6,018,501
Autodesk, Inc.*	2,213	538,821
Cadence Design Systems, Inc.*	2,871	781,974
Fortinet, Inc.*	9,786	572,775
Manhattan Associates, Inc.*	13,929	2,999,192
Microsoft Corp.	123,882	46,584,587
Oracle Corp.	24,795	2,614,137
Palo Alto Networks, Inc.*	2,928	863,409
Salesforce, Inc.*	18,421	4,847,302
ServiceNow, Inc.*	2,928	2,068,603
		67,889,301
SPECIALIZED REITS - 0.6%
Equinix, Inc.	2,233	1,798,436
Public Storage	5,940	1,811,700
		3,610,136
SPECIALTY RETAIL - 2.7%
AutoNation, Inc.*	3,978	597,416
Best Buy Co., Inc.	31,293	2,449,616
	Shares/ Principal	Fair Value
SPECIALTY RETAIL - 2.7% (Continued)
Chewy, Inc., Class A*	6,371	$150,547
Home Depot, Inc. (The)	12,703	4,402,224
O'Reilly Automotive, Inc.*	124	117,810
Penske Automotive Group, Inc.	2,734	438,834
TJX Cos., Inc. (The)	59,317	5,564,528
Ulta Beauty, Inc.*	3,503	1,716,435
Wayfair, Inc., Class A*	8,650	533,705
		15,971,115
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 8.1%
Apple, Inc.	230,947	44,464,226
Dell Technologies, Inc., Class C	1,679	128,443
Hewlett Packard Enterprise Co.	110,765	1,880,790
HP, Inc.	32,786	986,531
		47,459,990
TEXTILES, APPAREL & LUXURY GOODS - 0.6%
Lululemon Athletica, Inc.*	1,980	1,012,354
NIKE, Inc., Class B	2,168	235,380
Skechers USA, Inc., Class A*	31,549	1,966,765
		3,214,499
TRADING COMPANIES & DISTRIBUTORS - 0.2%
WW Grainger, Inc.	1,643	1,361,538
WATER UTILITIES - 0.1%
American Water Works Co., Inc.	2,858	377,227
TOTAL COMMON STOCKS (Cost - $408,421,805)		575,494,877
SHORT-TERM INVESTMENTS - 1.4%
MONEY MARKET FUNDS - 1.4%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 5.25% (a) (Cost - $8,035,406)	8,035,406	8,035,406
TOTAL INVESTMENTS - 100.0% (Cost - $416,457,211)		$583,530,283
OTHER ASSETS LESS LIABILITIES - NET 0.0%†		265,883
TOTAL NET ASSETS - 100.0%		$583,796,166

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

ADR - American Depositary Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio of Investments (Continued)

December 31, 2023

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Future	Goldman Sachs & Co.	38	3/15/2024	$9,158,000	$208,803

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio Review

December 31, 2023 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2023, the Class I shares of Global Atlantic BlackRock Disciplined Growth Portfolio underperformed its reference benchmark, the Russell 1000® Growth Index. The Portfolio posted a return of 41.07% compared to a benchmark return of 42.68%, a difference of -161 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has an optimal trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

Despite a strong finish to the year, the Portfolio underperformed through much of the year. Portfolio weakness was driven by macro thematic and sentiment insights, while fundamental measures provided ballast. Macro thematic insights incorrectly positioned the Portfolio around emerging market themes. Insights evaluating the impact of interest rate increases and policy impact detracted from returns, highlighted through an unsuccessful overweight to food products stocks. Other macro thematic measures designed to evaluate supplier linkages also struggled, as evidenced through an unsuccessful overweight to construction and engineering names. However, certain macro thematic measures provided ballast with insights evaluating business to business invoicing correctly capturing excitement around artificial intelligence ("AI") themes. Sentiment measures also struggled, with insights evaluating managerial sentiment from conference calls as well as informed investor positioning both detracting from performance. Other Sentiment measures evaluating hiring trends also struggled, contributing to unsuccessful stock selection across health care names.

A notable weak period of performance was the second quarter, in which security selection in health care was the primary source of weakness with adverse performance across pharma and health insurers. These include incorrect positioning around sentiment for weight loss drugs, deal activity for biopharma amid patent expiry, and the impact to health insurers amid an expected surge in expenses.

Fundamental insights helped provide ballast, with traditional measures evaluating research expenditures, sales, and other financial statements metrics benefitting from rising interest rates. Other stability related fundamental measures, such as insights evaluating company financing ability and managerial quality measures contributed to performance amidst the market focus on company financial health. Lastly, growth-oriented quality measures such as those with a preference for founder led ownership structures also did well amid the strong performance from the technology sector.

How was the Portfolio positioned at period end?

From a sector positioning perspective, the Portfolio remained largely sector neutral at the end of the year. The Portfolio had slight overweight positions in health care and IT companies and maintains slight underweights in industrials and materials stocks. BlackRock's SAE Team seeks to maintain a style neutral approach, so the Portfolio did not have any outsized active exposures to any particular style or factor.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2023 as compared to its benchmark:

			Annualized		Operating Expense**
	Inception Date*	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined Growth Portfolio
Class I	August 20, 2021	41.07%	-	3.36%	0.49%	0.49%
Class II	November 1, 2017	40.71%	17.66%	14.13%	0.74%	0.74%
Russell 1000® Growth Index^		42.68%	19.50%	15.98%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Class I commenced operations on August 20, 2021 as a result of a reorganization. Class II commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2023. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The Russell 1000® Growth Index (Total Return) is an unmanaged index of common stock prices that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	97.8%
Short-Term Investments	1.7%
Other Assets less Liabilities - Net	0.5%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2023.

Derivatives are included in "Other Assets less Liabilities - Net"

3404174

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio of Investments

December 31, 2023

	Shares/ Principal	Fair Value
COMMON STOCKS - 97.8%
AEROSPACE & DEFENSE - 0.8%
Lockheed Martin Corp.	1,527	$692,097
AIR FREIGHT & LOGISTICS - 0.1%
United Parcel Service, Inc., Class B	795	124,998
AUTOMOBILE COMPONENTS - 0.1%
Adient PLC*	2,637	95,881
AUTOMOBILES - 2.5%
General Motors Co.	4,224	151,726
Tesla, Inc.*	8,680	2,156,806
		2,308,532
BEVERAGES - 1.8%
Coca-Cola Co. (The)	6,860	404,260
PepsiCo, Inc.	7,402	1,257,156
		1,661,416
BIOTECHNOLOGY - 4.2%
AbbVie, Inc.	8,231	1,275,558
Amgen, Inc.	3,523	1,014,694
Exelixis, Inc.*	5,115	122,709
Gilead Sciences, Inc.	294	23,817
Incyte Corp.*	10,195	640,144
Natera, Inc.*	253	15,848
Neurocrine Biosciences, Inc.*	2,827	372,485
Sarepta Therapeutics, Inc.*	90	8,679
Ultragenyx Pharmaceutical, Inc.*	1,433	68,526
United Therapeutics Corp.*	657	144,468
Vertex Pharmaceuticals, Inc.*	209	85,040
		3,771,968
BROADLINE RETAIL - 5.1%
Amazon.com, Inc.*	29,068	4,416,592
Coupang, Inc.*	1,733	28,057
MercadoLibre, Inc.*	143	224,730
		4,669,379
BUILDING PRODUCTS - 0.5%
A O Smith Corp.	2,418	199,340
Builders FirstSource, Inc.*	765	127,709
Owens Corning	900	133,407
		460,456
CAPITAL MARKETS - 1.2%
Moody's Corp.	1,411	551,080
MSCI, Inc.	52	29,414
S&P Global, Inc.	1,184	521,576
		1,102,070
CHEMICALS - 0.0%†
PPG Industries, Inc.	189	28,265
	Shares/ Principal	Fair Value
COMMERCIAL SERVICES & SUPPLIES - 0.9%
Cintas Corp.	872	$525,520
Copart, Inc.*	3,213	157,437
Tetra Tech, Inc.	652	108,838
		791,795
COMMUNICATIONS EQUIPMENT - 0.1%
Arista Networks, Inc.*	91	21,432
Ciena Corp.*	2,022	91,010
		112,442
CONSTRUCTION & ENGINEERING - 0.3%
EMCOR Group, Inc.	730	157,264
Fluor Corp.*	506	19,820
Valmont Industries, Inc.	306	71,454
		248,538
CONSUMER STAPLES DISTRIBUTION & RETAIL - 0.8%
Costco Wholesale Corp.	303	200,004
Sysco Corp.	3,821	279,430
Target Corp.	1,266	180,304
Walmart, Inc.	124	19,548
		679,286
ELECTRICAL EQUIPMENT - 0.8%
AMETEK, Inc.	1,143	188,469
Rockwell Automation, Inc.	1,666	517,260
		705,729
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.2%
Flex Ltd.*	3,499	106,580
TE Connectivity Ltd.	6,755	949,077
		1,055,657
ENTERTAINMENT - 1.5%
Electronic Arts, Inc.	1,039	142,146
Liberty Media Corp.-Liberty Formula One, Class C*	2,472	156,057
Netflix, Inc.*	1,538	748,821
Roku, Inc.*	160	14,666
Spotify Technology SA*	1,452	272,845
		1,334,535
FINANCIAL SERVICES - 5.2%
Block, Inc.*	2,714	209,928
Jack Henry & Associates, Inc.	1,493	243,971
Mastercard, Inc., Class A	5,434	2,317,655
Visa, Inc., Class A	7,661	1,994,542
		4,766,096
FOOD PRODUCTS - 0.5%
Archer-Daniels-Midland Co.	1,618	116,852
Hershey Co. (The)	1,641	305,948
		422,800

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
GROUND TRANSPORTATION - 0.5%
Old Dominion Freight Line, Inc.	658	$266,707
Saia, Inc.*	406	177,917
		444,624
HEALTH CARE EQUIPMENT & SUPPLIES - 1.9%
Align Technology, Inc.*	475	130,150
Dexcom, Inc.*	2,231	276,845
Edwards Lifesciences Corp.*	3,694	281,667
IDEXX Laboratories, Inc.*	137	76,042
Intuitive Surgical, Inc.*	762	257,068
Medtronic PLC	4,188	345,007
Novocure Ltd.*	5,801	86,609
ResMed, Inc.	247	42,489
Stryker Corp.	758	226,991
		1,722,868
HEALTH CARE PROVIDERS & SERVICES - 1.2%
Cardinal Health, Inc.	1,422	143,338
Cencora, Inc.	469	96,323
Cigna Corp. (The)	410	122,774
Elevance Health, Inc.	1,616	762,041
		1,124,476
HEALTH CARE TECHNOLOGY - 0.4%
Teladoc Health, Inc.*	10,313	222,245
Veeva Systems, Inc., Class A*	894	172,113
		394,358
HOTELS, RESTAURANTS & LEISURE - 3.0%
Booking Holdings, Inc.*	253	897,447
Boyd Gaming Corp.	7,261	454,611
Caesars Entertainment, Inc.*	4,188	196,333
Domino's Pizza, Inc.	128	52,765
McDonald's Corp.	1,747	518,003
MGM Resorts International*	287	12,823
Starbucks Corp.	6,090	584,701
Travel + Leisure Co.	850	33,227
		2,749,910
HOUSEHOLD DURABLES - 0.4%
DR Horton, Inc.	2,013	305,936
Leggett & Platt, Inc.	2,843	74,401
		380,337
HOUSEHOLD PRODUCTS - 0.5%
Kimberly-Clark Corp.	782	95,021
Procter & Gamble Co. (The)	2,534	371,332
		466,353
INDUSTRIAL REITS - 0.1%
First Industrial Realty Trust, Inc.	1,237	65,153
	Shares/ Principal	Fair Value
INSURANCE - 0.2%
Marsh & McLennan Cos., Inc.	978	$185,302
INTERACTIVE MEDIA & SERVICES - 9.3%
Alphabet, Inc., Class A*	12,552	1,753,389
Alphabet, Inc., Class C*	18,848	2,656,249
Meta Platforms, Inc., Class A*	11,049	3,910,904
Pinterest, Inc., Class A*	3,051	113,009
		8,433,551
IT SERVICES - 0.7%
Accenture PLC, Class A	84	29,477
Amdocs Ltd.	133	11,689
MongoDB, Inc.*	312	127,561
Okta, Inc.*	1,520	137,606
Snowflake, Inc., Class A*	1,736	345,464
VeriSign, Inc.*	119	24,509
		676,306
LIFE SCIENCES TOOLS & SERVICES - 1.0%
Agilent Technologies, Inc.	2,705	376,076
Mettler-Toledo International, Inc.*	94	114,019
Thermo Fisher Scientific, Inc.	338	179,407
West Pharmaceutical Services, Inc.	543	191,201
		860,703
MACHINERY - 0.9%
Caterpillar, Inc.	246	72,735
Illinois Tool Works, Inc.	252	66,009
Oshkosh Corp.	2,464	267,122
Otis Worldwide Corp.	2,389	213,744
Parker-Hannifin Corp.	447	205,933
		825,543
MEDIA - 0.0%†
Fox Corp., Class A	1,204	35,723
OIL, GAS & CONSUMABLE FUELS - 0.1%
Devon Energy Corp.	1,594	72,208
Marathon Petroleum Corp.	59	8,753
		80,961
PHARMACEUTICALS - 2.7%
Bristol-Myers Squibb Co.	5,085	260,911
Eli Lilly and Co.	3,216	1,874,671
Zoetis, Inc.	1,738	343,029
		2,478,611
PROFESSIONAL SERVICES - 0.0%†
Automatic Data Processing, Inc.	150	34,946
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.0%†
Zillow Group, Inc., Class A*	49	2,779

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
RESIDENTIAL REITS - 0.3%
Camden Property Trust	2,099	$208,410
Equity Residential	1,576	96,388
		304,798
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.6%
Applied Materials, Inc.	6,101	988,789
Broadcom, Inc.	856	955,510
Cirrus Logic, Inc.*	2,101	174,782
Intel Corp.	2,022	101,606
KLA Corp.	111	64,524
Lam Research Corp.	640	501,287
Micron Technology, Inc.	1,080	92,167
Monolithic Power Systems, Inc.	255	160,849
NVIDIA Corp.	8,987	4,450,542
QUALCOMM, Inc.	8,818	1,275,347
		8,765,403
SOFTWARE - 19.4%
Adobe, Inc.*	2,861	1,706,873
Atlassian Corp., Class A*	55	13,082
Autodesk, Inc.*	541	131,723
Cadence Design Systems, Inc.*	364	99,143
Datadog, Inc., Class A*	1,880	228,194
Fortinet, Inc.*	4,950	289,723
HubSpot, Inc.*	45	26,124
Manhattan Associates, Inc.*	2,402	517,199
Microsoft Corp.	30,565	11,493,663
Oracle Corp.	4,987	525,779
Palantir Technologies, Inc., Class A*	4,322	74,209
Palo Alto Networks, Inc.*	975	287,508
Salesforce, Inc.*	3,458	909,938
ServiceNow, Inc.*	1,197	845,669
Teradata Corp.*	6,323	275,114
Workday, Inc., Class A*	821	226,645
		17,650,586
SPECIALIZED REITS - 0.3%
Equinix, Inc.	154	124,030
Public Storage	528	161,040
		285,070
	Shares/ Principal	Fair Value
SPECIALTY RETAIL - 4.4%
AutoNation, Inc.*	1,229	$184,571
Best Buy Co., Inc.	5,254	411,283
Chewy, Inc., Class A*	494	11,673
Home Depot, Inc. (The)	4,775	1,654,776
Penske Automotive Group, Inc.	431	69,180
TJX Cos., Inc. (The)	12,211	1,145,514
Ulta Beauty, Inc.*	586	287,134
Wayfair, Inc., Class A*	3,332	205,585
		3,969,716
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 12.5%
Apple, Inc.	55,003	10,589,728
Dell Technologies, Inc., Class C	2,298	175,797
Hewlett Packard Enterprise Co.	12,242	207,869
HP, Inc.	13,075	393,427
		11,366,821
TEXTILES, APPAREL & LUXURY GOODS - 0.7%
Lululemon Athletica, Inc.*	730	373,242
Skechers USA, Inc., Class A*	4,412	275,044
		648,286
TRADING COMPANIES & DISTRIBUTORS - 0.1%
WW Grainger, Inc.	48	39,777
TOTAL COMMON STOCKS (Cost - $54,797,391)		89,024,901
SHORT-TERM INVESTMENTS - 1.7%
MONEY MARKET FUNDS - 1.7%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 5.25% (a) (Cost - $1,534,953)	1,534,953	1,534,953
TOTAL INVESTMENTS - 99.5% (Cost - $56,332,344)		$90,559,854
OTHER ASSETS LESS LIABILITIES - NET 0.5%		428,475
TOTAL NET ASSETS - 100.0%		$90,988,329

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

PLC - Public Limited Company

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
NASDAQ 100 E-Mini Future	Goldman Sachs & Co.	5	3/15/2024	$1,702,350	$26,924

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio Review

December 31, 2023 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2023, the Class I shares of Global Atlantic BlackRock Disciplined International Core Portfolio underperformed its reference benchmark, the MSCI ACWI ex USA Index. The Portfolio posted a return of 15.29% compared to a benchmark return of 15.62%, a difference of -33 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the optimal trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

Weakness in Fundamental and Macro themes were the primary detractors to performance. Within the Fundamental complex, Quality signals started the year positively but struggled against an increasingly speculative appetite for risk through the end of the year. Specifically, growth-oriented signals such as measures tracking companies that keep founders in the executive suite struggled amidst the changing market environment. This extended to renewed weakness in environmental, social, and governance ("ESG") measures. Human capital signals focused on veteran hiring and employee sentiment also detracted. On the other hand, Value signals recovered towards the end of 2023 after a difficult first half of the year.

From a Macro themes perspective, changes in market leadership were a headwind to style-timing models with persistent Value vs Growth positioning. Signals evaluating down-market protection, equity short interest, and industry trends hurt performance during the year. From a sector perspective, consumer discretionary, communication services, and materials were the most meaningful detractors to performance.

Sentiment insights contributed to returns in 2023. Smart money insights had an impressive and persistent run throughout the year and ended up being one of the top contributors. However, selective trending sentiment signals were poorly positioned for macro volatility and there was weakness from alt-data signals delivering insights focused on the Japanese and Chinese consumer.

How was the Portfolio positioned at period end?

At period end, the Portfolio significantly reduced Momentum exposure and increased pro-risk style exposures in a combination of beta, leverage, and book-to-price factors. The Portfolio reduced its overweight position to Japan. From a sector perspective, the Portfolio had small overweight positions in real estate and utilities, and reduced exposure to consumer discretionary as it rotated out of expensive luxury and durable goods into more affordable retail brands.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2023 as compared to its benchmark:

			Annualized		Operating Expense**
	Inception Date*	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined International Core Portfolio
Class I	November 1, 2017	15.29%	7.16%	3.39%	0.87%	0.85%
Class II	November 1, 2017	14.99%	6.89%	3.13%	1.12%	1.10%
MSCI ACWI ex-USA Index^		15.62%	7.08%	3.54%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2023. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The MSCI ACWI ex-USA Index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

Holdings by Asset Class	% of Net Assets
Common Stocks	86.9%
Exchange Traded Funds	5.3%
Short-Term Investments	6.0%
Preferred Stocks	0.7%
Warrants	0.0%^
Rights	0.0%^
Other Assets less Liabilities - Net	1.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2023.

Derivatives are included in "Other Assets less Liabilities - Net"

^  Represents less than 0.05%.

3404174

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments

December 31, 2023

	Shares/ Principal	Fair Value
COMMON STOCKS - 86.9%
AEROSPACE & DEFENSE - 1.1%
Airbus SE	2,324	$358,844
BAE Systems PLC	25,261	357,611
CAE, Inc.*	3,667	79,536
Dassault Aviation SA	523	103,529
Elbit Systems Ltd.	89	18,982
Embraer SA*	9,191	42,364
Kongsberg Gruppen ASA	1,489	68,236
Leonardo SpA	2,282	37,648
Rolls-Royce Holdings PLC*	54,158	206,915
Saab AB, Class B	2,913	175,627
Thales SA	301	44,538
		1,493,830
AIR FREIGHT & LOGISTICS - 0.6%
CJ Logistics Corp.*	69	6,815
Deutsche Post AG	1,761	87,256
DSV A/S	3,007	528,247
JD Logistics, Inc.*,(a)	4,000	5,010
NIPPON EXPRESS HOLDINGS, Inc.	2,400	136,428
SF Holding Co. Ltd., Class A	2,600	14,811
ZTO Express Cayman, Inc., ADR	4,120	87,673
		866,240
AUTOMOBILE COMPONENTS - 0.3%
Continental AG	379	32,204
Denso Corp.	8,500	128,242
HL Mando Co. Ltd.*	497	15,185
Hyundai Mobis Co. Ltd.	743	136,727
Magna International, Inc.	1,112	66,023
Valeo SE	4,149	63,775
		442,156
AUTOMOBILES - 3.2%
Bayerische Motoren Werke AG	4,335	482,601
BYD Co. Ltd., Class A	14,517	405,286
BYD Co. Ltd., Class H	10,500	288,299
Ferrari NV	612	206,329
Geely Automobile Holdings Ltd.	73,000	80,306
Great Wall Motor Co. Ltd., Class H	55,000	71,422
Honda Motor Co. Ltd.	14,600	151,820
Hyundai Motor Co.	285	45,033
Kia Corp.*	1,428	110,878
Li Auto, Inc., Class A*	5,300	99,843
Mercedes-Benz Group AG	15,003	1,036,645
NIO, Inc., ADR*	5,867	53,214
NIO, Inc., Class A*	1,700	16,023
Nissan Motor Co. Ltd.	37,300	146,628
Renault SA	335	13,657
SAIC Motor Corp. Ltd., Class A	19,800	37,773
Stellantis NV	8,728	203,915
Subaru Corp.	4,500	82,544
	Shares/ Principal	Fair Value
AUTOMOBILES - 3.2% (Continued)
Suzuki Motor Corp.	2,200	$94,145
Toyota Motor Corp.	43,700	802,985
Volkswagen AG	163	21,328
XPeng, Inc., Class A*	1,200	8,714
		4,459,388
BANKS - 9.9%
ABN AMRO Bank NV, CVA (a)	2,674	40,143
Absa Group Ltd.	8,658	77,507
ANZ Group Holdings Ltd.	2,432	43,014
Banco Bilbao Vizcaya Argentaria SA	32,822	298,249
Banco Bradesco SA	14,933	46,973
Banco de Sabadell SA	62,179	76,448
Banco Santander Brasil SA	9,764	64,924
Banco Santander SA	182,957	763,850
Bank Central Asia TBK PT	656,000	400,494
Bank Hapoalim BM	18,795	169,687
Bank Leumi Le-Israel BM	2,459	19,879
Bank Mandiri Persero TBK PT	230,600	90,610
Bank Negara Indonesia Persero TBK PT	87,800	30,650
Bank of China Ltd., Class H	229,000	87,394
Bank of Montreal	1,843	183,252
Bank of Nova Scotia (The)	17,433	852,744
Bank Rakyat Indonesia Persero TBK PT	438,800	163,157
Bankinter SA	7,501	48,026
Barclays PLC	92,358	181,057
BAWAG Group AG*,(a)	705	37,366
BNP Paribas SA	5,896	407,650
BOC Hong Kong Holdings Ltd.	48,000	130,319
CaixaBank SA	62,097	255,587
Canadian Imperial Bank of Commerce	23,921	1,157,409
Capitec Bank Holdings Ltd.	595	65,929
China CITIC Bank Corp. Ltd., Class H	119,000	56,082
China Construction Bank Corp., Class H	581,000	345,986
China Merchants Bank Co. Ltd., Class A	20,200	79,237
China Merchants Bank Co. Ltd., Class H	41,500	144,559
CIMB Group Holdings BHD	53,200	67,730
Commonwealth Bank of Australia	1,937	147,767
Credit Agricole SA	11,479	162,967
DBS Group Holdings Ltd.	1,300	32,926
DNB Bank ASA	1,285	27,330
Erste Group Bank AG	2,790	113,201
Grupo Financiero Banorte SAB de CV, Class O	19,000	191,969
Hana Financial Group, Inc.	697	23,488
Hong Leong Bank BHD	4,200	17,275
HSBC Holdings PLC	83,895	679,663
Industrial & Commercial Bank of China Ltd., Class H	355,000	173,669
Industrial Bank Co. Ltd., Class A	15,600	35,655
ING Groep NV	35,611	532,082
See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
BANKS - 9.9% (Continued)
Intesa Sanpaolo SpA	88,328	$257,930
Israel Discount Bank Ltd., Class A	9,380	47,149
Japan Post Bank Co. Ltd.	9,100	92,691
KakaoBank Corp.*	1,396	30,892
KB Financial Group, Inc.	1,199	50,366
KBC Group NV	3,701	240,066
Lloyds Banking Group PLC	501,088	304,765
Malayan Banking BHD	108,000	208,949
Mediobanca Banca di Credito Finanziario SpA	20,276	250,968
Mitsubishi UFJ Financial Group, Inc.	61,700	530,214
Mizrahi Tefahot Bank Ltd.	1,969	76,553
Mizuho Financial Group, Inc.	21,200	362,782
Nedbank Group Ltd.	2,444	28,898
OTP Bank Nyrt	4,889	223,251
Postal Savings Bank of China Co. Ltd., Class H (a)	40,000	19,107
Public Bank BHD	211,900	197,835
Resona Holdings, Inc.	18,000	91,481
RHB Bank BHD	73,700	87,413
Royal Bank of Canada	4,128	419,499
Shinhan Financial Group Co. Ltd.	2,179	67,930
Societe Generale SA	9,544	253,290
Standard Bank Group Ltd.	17,496	199,093
Standard Chartered PLC	12,625	107,285
Sumitomo Mitsui Financial Group, Inc.	6,900	336,729
Sumitomo Mitsui Trust Holdings, Inc.	5,000	95,971
TMBThanachart Bank PCL, NVDR	488,400	23,896
UniCredit SpA	9,892	268,427
United Overseas Bank Ltd.	6,700	144,504
		13,541,838
BEVERAGES - 1.3%
Ambev SA	70,618	199,602
Arca Continental SAB de CV	5,506	60,371
Asahi Group Holdings Ltd.	500	18,648
Budweiser Brewing Co. APAC Ltd. (a)	5,700	10,672
China Resources Beer Holdings Co. Ltd.	4,000	17,519
Coca-Cola Femsa SAB de CV	6,091	57,991
Diageo PLC	19,581	712,911
Fomento Economico Mexicano SAB de CV	13,849	181,110
Kirin Holdings Co. Ltd.	2,700	39,567
Kweichow Moutai Co. Ltd., Class A	400	97,347
Luzhou Laojiao Co. Ltd., Class A	500	12,649
Pernod Ricard SA	1,609	283,937
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	490	15,941
Suntory Beverage & Food Ltd.	400	13,193
		1,721,458
	Shares/ Principal	Fair Value
BIOTECHNOLOGY - 0.9%
3SBio, Inc.*,(a)	7,500	$7,223
Akeso, Inc.*,(a)	3,000	17,827
Argenx SE*	162	61,470
BeiGene Ltd.*	1,600	22,560
Bloomage Biotechnology Corp. Ltd., Class A	3,943	37,211
Celltrion, Inc.	758	118,594
CSL Ltd.	2,993	585,418
Genmab A/S*	552	176,274
Grifols SA*	5,600	95,605
Innovent Biologics, Inc.*,(a)	7,000	38,323
SK Bioscience Co. Ltd.*	79	4,416
Swedish Orphan Biovitrum AB*	3,400	90,079
Zai Lab Ltd.*	4,030	11,096
		1,266,096
BROADLINE RETAIL - 1.8%
Alibaba Group Holding Ltd.	90,600	877,162
Dollarama, Inc.	3,972	287,643
J Front Retailing Co. Ltd.	1,600	14,561
JD.com, Inc., Class A	15,950	229,796
Naspers Ltd., Class N	1,190	203,544
Pan Pacific International Holdings Corp.	700	16,703
PDD Holdings, Inc., ADR*	803	117,487
Prosus NV*	15,886	473,545
Rakuten Group, Inc.	9,600	42,764
Vipshop Holdings Ltd., ADR*	3,955	70,241
Woolworths Holdings Ltd.	22,801	90,020
		2,423,466
BUILDING PRODUCTS - 0.6%
Assa Abloy AB, Class B	19,983	575,625
Belimo Holding AG	32	17,634
Cie de Saint-Gobain SA	658	48,453
Kingspan Group PLC	1,598	138,394
		780,106
CAPITAL MARKETS - 1.4%
Amundi SA (a)	1,875	127,587
B3 SA - Brasil Bolsa Balcao	55,849	167,285
Brookfield Corp.	5,062	204,039
China International Capital Corp. Ltd., Class H (a)	20,000	29,352
Deutsche Bank AG	2,946	40,236
Deutsche Boerse AG	805	165,844
Euronext NV (a)	270	23,458
Hong Kong Exchanges & Clearing Ltd.	2,400	82,371
Huatai Securities Co. Ltd., Class A	14,400	28,324
IG Group Holdings PLC	5,344	52,150
IGM Financial, Inc.	862	22,887
London Stock Exchange Group PLC	1,339	158,303
Macquarie Group Ltd.	5,668	710,200
Nomura Holdings, Inc.	6,000	27,140

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
CAPITAL MARKETS - 1.4% (Continued)
Reinet Investments SCA	690	$17,590
SBI Holdings, Inc.	1,000	22,500
		1,879,266
CHEMICALS - 1.8%
Air Liquide SA	2,918	567,700
Arkema SA	351	39,936
Asahi Kasei Corp.	7,500	55,274
BASF SE	9,074	488,951
Covestro AG*,(a)	1,767	102,827
Dongyue Group Ltd.	6,000	4,341
Evonik Industries AG	1,761	35,988
Ganfeng Lithium Group Co. Ltd.,
Class H (a)	5,600	21,156
Hengli Petrochemical Co. Ltd., Class A*	13,000	24,141
Hyosung Advanced Materials Corp.*	30	9,306
Johnson Matthey PLC	1,862	40,293
Kansai Paint Co. Ltd.	1,300	22,214
LANXESS AG	553	17,330
LG Chem Ltd.*	525	203,412
Mitsubishi Chemical Group Corp.	21,300	130,538
Mitsubishi Gas Chemical Co., Inc.	2,700	43,197
Nippon Paint Holdings Co. Ltd.	2,200	17,790
Nitto Denko Corp.	1,000	74,833
Nutrien Ltd.	2,119	119,963
Sumitomo Chemical Co. Ltd.	64,300	156,896
Syensqo SA*	2,647	275,617
Wanhua Chemical Group Co. Ltd.,
Class A	4,100	44,410
Yara International ASA	1,111	39,514
		2,535,627
COMMERCIAL SERVICES & SUPPLIES - 0.2%
Brambles Ltd.	20,591	191,083
Element Fleet Management Corp.	980	16,024
		207,107
COMMUNICATIONS EQUIPMENT - 0.1%
Telefonaktiebolaget LM Ericsson,
Class B	9,307	58,283
ZTE Corp., Class A	31,000	115,744
		174,027
CONSTRUCTION & ENGINEERING - 0.7%
China Railway Group Ltd., Class A	44,100	35,319
Eiffage SA	2,695	288,832
Ferrovial SE	844	30,785
JGC Holdings Corp.	1,600	18,471
Kajima Corp.	5,700	95,276
Metallurgical Corp. of China Ltd.,
Class A	34,100	14,713
Obayashi Corp.	2,900	25,096
Stantec, Inc.	1,638	132,148
	Shares/ Principal	Fair Value
CONSTRUCTION & ENGINEERING - 0.7% (Continued)
Vinci SA	1,035	$129,995
Worley Ltd.	11,540	137,485
WSP Global, Inc.	725	102,124
		1,010,244
CONSTRUCTION MATERIALS - 0.4%
Cemex SAB de CV, Series CPO*	113,453	88,501
Heidelberg Materials AG	236	21,101
Holcim AG*	5,668	444,604
James Hardie Industries PLC*	603	23,243
		577,449
CONSUMER FINANCE - 0.1%
JMT Network Services PCL, NVDR	11,800	8,815
Marui Group Co. Ltd.	4,700	78,828
Muangthai Capital PCL, NVDR	8,800	11,602
		99,245
CONSUMER STAPLES DISTRIBUTION & RETAIL - 1.4%
Aeon Co. Ltd.	2,000	44,701
Alimentation Couche-Tard, Inc.	4,890	289,373
Carrefour SA	10,644	194,770
Clicks Group Ltd.	2,219	39,522
Cosmos Pharmaceutical Corp.	100	11,551
Empire Co. Ltd., Class A	5,873	156,111
George Weston Ltd.	193	24,077
JD Health International, Inc.*,(a)	1,550	7,761
Lawson, Inc.	7,600	392,615
Loblaw Cos., Ltd.	52	5,059
Raia Drogasil SA	5,338	32,306
Sendas Distribuidora SA	11,898	33,140
Seven & i Holdings Co. Ltd.	2,600	103,185
Tesco PLC	125,232	463,771
Wal-Mart de Mexico SAB de CV	16,686	70,342
Woolworths Group Ltd.	3,676	93,309
		1,961,593
CONTAINERS & PACKAGING - 0.0%†
Smurfit Kappa Group PLC	767	30,400
DIVERSIFIED CONSUMER SERVICES - 0.1%
Cogna Educacao SA*	29,080	20,893
New Oriental Education & Technology Group, Inc.*	3,200	22,642
YDUQS Participacoes SA	6,220	28,708
		72,243
DIVERSIFIED REITS - 0.1%
British Land Co. PLC (The)	13,211	67,298
Charter Hall Group	1,883	15,470
GPT Group (The)	14,419	45,652
Mirvac Group	22,830	32,558
		160,978

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.1%
BT Group PLC	93,421	$147,199
China Tower Corp. Ltd., Class H (a)	112,000	11,762
Deutsche Telekom AG	25,032	601,422
KT Corp.	2,015	53,821
Nippon Telegraph & Telephone Corp.	190,300	232,577
Singapore Telecommunications Ltd.	155,900	291,921
Telecom Italia SpA*	55,289	17,968
Telefonica SA	22,338	87,204
Telekom Malaysia BHD	38,800	46,864
		1,490,738
ELECTRIC UTILITIES - 1.3%
Acciona SA	1,443	212,482
CPFL Energia SA	16,341	129,548
EDP - Energias de Portugal SA	6,247	31,433
Emera, Inc.	520	19,836
Enel SpA	111,693	830,359
Energisa SA	4,781	52,981
Iberdrola SA	13,371	175,323
Light SA*	4,100	6,752
Orsted AS (a)	838	46,480
SSE PLC	3,340	79,025
Tenaga Nasional BHD	63,200	138,091
		1,722,310
ELECTRICAL EQUIPMENT - 2.2%
ABB Ltd.	28,457	1,261,149
Contemporary Amperex Technology Co. Ltd., Class A	5,103	117,469
Ecopro BM Co. Ltd.*	80	17,890
Ecopro Co. Ltd.*	33	16,578
Goldwind Science & Technology Co. Ltd.	6,200	2,787
Legrand SA	296	30,768
Mitsubishi Electric Corp.	8,000	113,435
Nidec Corp.	11,600	468,591
Schneider Electric SE	2,818	565,864
Siemens Energy AG*	1,210	16,040
Signify NV (a)	3,987	133,537
Sunwoda Electronic Co. Ltd., Class A	18,400	38,293
Vestas Wind Systems A/S*	2,661	84,502
WEG SA	18,104	137,561
		3,004,464
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.1%
Avary Holding Shenzhen Co. Ltd.,
Class A	4,900	15,421
BOE Technology Group Co. Ltd., Class A	826,200	454,327
Delta Electronics Thailand PCL, NVDR	23,000	59,298
Halma PLC	1,002	29,175
Hana Microelectronics PCL, NVDR	8,400	13,105
Hexagon AB, Class B	4,902	58,832
LG Innotek Co. Ltd.*	177	32,915
	Shares/ Principal	Fair Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.1% (Continued)
Murata Manufacturing Co. Ltd.	1,500	$31,845
Omron Corp.	4,900	228,804
Samsung Electro-Mechanics Co. Ltd.*	893	106,225
Samsung SDI Co. Ltd.	787	288,426
Shimadzu Corp.	3,000	83,884
Spectris PLC	636	30,639
Sunny Optical Technology Group Co. Ltd.	5,400	48,996
TDK Corp.	700	33,352
		1,515,244
ENERGY EQUIPMENT & SERVICES - 0.0%†
Dialog Group BHD	15,700	7,073
Tenaris SA	2,600	45,221
		52,294
ENTERTAINMENT - 0.7%
Bilibili, Inc., Class Z*	660	7,911
Krafton, Inc.*	54	8,117
NCSoft Corp.*	161	30,065
NetEase, Inc.	13,760	247,761
Netmarble Corp.*,(a)	287	12,947
Nexon Co. Ltd.	2,300	41,920
Nintendo Co. Ltd.	6,100	318,413
Sea Ltd., ADR*	2,267	91,814
Toho Co. Ltd.	2,900	98,100
Ubisoft Entertainment SA*	2,677	68,340
		925,388
FINANCIAL SERVICES - 1.1%
Adyen NV*,(a)	63	81,187
Cielo SA	53,228	51,392
FirstRand Ltd.	37,438	150,489
Groupe Bruxelles Lambert NV	1,875	147,512
Industrivarden AB, Class A	2,448	79,893
Industrivarden AB, Class C	8,139	265,139
Investor AB, Class B	14,806	343,049
Mitsubishi HC Capital, Inc.	8,700	58,428
ORIX Corp.	14,500	273,174
Sofina SA	85	21,164
Worldline SA*,(a)	1,476	25,549
		1,496,976
FOOD PRODUCTS - 2.1%
Chocoladefabriken Lindt & Spruengli AG	8	95,907
Grupo Bimbo SAB de CV, Series A	20,598	104,434
Kerry Group PLC, Class A	559	48,573
Kuala Lumpur Kepong BHD	6,300	29,916
Minerva SA	20,313	31,237
Nestle SA	21,862	2,532,839
QL Resources BHD	10,350	12,861
Uni-President China Holdings Ltd.	21,000	14,926
		2,870,693

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
GAS UTILITIES - 0.3%
Beijing Enterprises Holdings Ltd.	10,000	$34,770
Brookfield Infrastructure Corp., Class A	554	19,637
China Resources Gas Group Ltd.	4,000	13,114
ENN Energy Holdings Ltd.	6,200	45,655
Korea Gas Corp.*	1,943	37,264
Kunlun Energy Co. Ltd.	22,000	19,835
Perusahaan Gas Negara TBK PT	194,400	14,267
Snam SpA	40,289	207,172
		391,714
GROUND TRANSPORTATION - 1.0%
Canadian National Railway Co.	3,831	483,887
Canadian Pacific Kansas City Ltd.	550	43,730
Central Japan Railway Co.	20,000	508,441
Localiza Rent a Car SA	6,973	91,297
TFI International, Inc.	1,943	265,589
		1,392,944
HEALTH CARE EQUIPMENT & SUPPLIES - 0.8%
Cochlear Ltd.	1,244	253,524
Demant A/S*	353	15,483
Elekta AB, Class B	16,941	138,381
Fisher & Paykel Healthcare Corp. Ltd.	3,264	48,772
Hartalega Holdings BHD*	31,600	18,568
Hoya Corp.	1,300	162,523
Koninklijke Philips NV*	5,960	138,818
Olympus Corp.	3,500	50,658
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	2,600	106,534
Terumo Corp.	4,900	160,645
		1,093,906
HEALTH CARE PROVIDERS & SERVICES - 0.2%
Amplifon SpA	935	32,370
IHH Healthcare BHD	81,600	107,083
Ramsay Health Care Ltd.	1,711	61,422
Sonic Healthcare Ltd.	2,121	46,428
		247,303
HEALTH CARE TECHNOLOGY - 0.0%†
M3, Inc.	1,400	23,168
HOTELS, RESTAURANTS & LEISURE - 1.8%
Accor SA	662	25,302
Amadeus IT Group SA	2,858	204,832
Aristocrat Leisure Ltd.	22,232	619,240
Compass Group PLC	3,776	103,301
Delivery Hero SE*,(a)	1,606	44,369
Evolution AB (a)	1,606	191,582
Flight Centre Travel Group Ltd.	11,841	164,503
Jiumaojiu International Holdings Ltd. (a)	10,000	7,812
Just Eat Takeaway.com NV*,(a)	5,856	89,153
Meituan, Class B*,(a)	46,910	492,016
	Shares/ Principal	Fair Value
HOTELS, RESTAURANTS & LEISURE - 1.8% (Continued)
Oriental Land Co. Ltd.	3,300	$122,913
Restaurant Brands International, Inc.	2,036	159,857
Sands China Ltd.*	17,600	51,502
Skylark Holdings Co. Ltd.	8,700	127,433
Trip.com Group Ltd.*	2,645	94,032
		2,497,847
HOUSEHOLD DURABLES - 0.7%
Electrolux AB, Class B*	4,544	48,741
Gree Electric Appliances Inc of Zhuhai, Class A	31,800	144,244
LG Electronics, Inc.	378	29,879
Nikon Corp.	5,400	53,471
Panasonic Holdings Corp.	24,200	239,717
Sekisui House Ltd.	9,700	215,494
Sony Group Corp.	2,200	209,264
Taylor Wimpey PLC	26,811	50,260
		991,070
HOUSEHOLD PRODUCTS - 0.1%
Essity AB, Class B	660	16,373
Reckitt Benckiser Group PLC	1,595	110,205
		126,578
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.6%
B Grimm Power PCL	10,800	8,623
China Longyuan Power Group Corp. Ltd., Class H	28,000	21,228
Energy Absolute PCL, NVDR	50,800	65,858
RWE AG	15,104	687,073
		782,782
INDUSTRIAL CONGLOMERATES - 2.4%
Alfa SAB de CV, Class A	18,300	14,686
CK Hutchison Holdings Ltd.	40,000	214,380
GS Holdings Corp.	764	24,262
Hikari Tsushin, Inc.	300	49,752
Hitachi Ltd.	8,300	598,745
Jardine Cycle & Carriage Ltd.	11,800	266,218
Jardine Matheson Holdings Ltd.	4,600	189,566
Samsung C&T Corp.*	646	64,956
Siemens AG	8,163	1,532,213
SM Investments Corp.	920	14,487
Smiths Group PLC	12,369	278,069
		3,247,334
INDUSTRIAL REITS - 0.1%
Goodman Group	2,198	37,945
Warehouses De Pauw CVA	2,508	78,958
		116,903
INSURANCE - 3.5%
Ageas SA/NV	681	29,572
AIA Group Ltd.	106,000	923,769

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
INSURANCE - 3.5% (Continued)
ASR Nederland NV	1,289	$60,800
Assicurazioni Generali SpA	787	16,609
Aviva PLC	2,568	14,231
AXA SA	5,418	176,497
BB Seguridade Participacoes SA	6,880	47,660
China Life Insurance Co. Ltd., Class H	64,000	82,945
Dai-ichi Life Holdings, Inc.	5,400	114,603
Fairfax Financial Holdings Ltd.	257	238,272
Japan Post Holdings Co. Ltd.	48,900	436,867
Legal & General Group PLC	15,393	49,273
Manulife Financial Corp.	26,399	586,200
MS&AD Insurance Group Holdings, Inc.	11,800	464,199
NN Group NV	2,736	108,048
Old Mutual Ltd.	29,187	20,844
Phoenix Group Holdings PLC	3,233	22,058
Ping An Insurance Group Co. of China Ltd., Class A	14,800	84,098
Ping An Insurance Group Co. of China Ltd., Class H	66,500	301,051
Porto Seguro SA	3,608	21,347
Poste Italiane SpA (a)	4,107	46,616
QBE Insurance Group Ltd.	12,785	129,200
Samsung Fire & Marine Insurance Co. Ltd.*	77	15,724
Samsung Life Insurance Co. Ltd.	645	34,606
Sanlam Ltd.	25,363	100,967
Sompo Holdings, Inc.	1,500	73,372
T&D Holdings, Inc.	2,900	46,088
Tokio Marine Holdings, Inc.	18,600	465,594
Tryg A/S	2,952	64,260
		4,775,370
INTERACTIVE MEDIA & SERVICES - 1.9%
Auto Trader Group PLC (a)	2,686	24,702
Autohome, Inc., ADR	1,485	41,669
Baidu, Inc., Class A*	16,338	242,919
Kakaku.com, Inc.	2,200	27,246
Kakao Corp.*	2,067	87,148
Kuaishou Technology*,(a)	12,400	84,085
NAVER Corp.	1,204	209,408
REA Group Ltd.	1,323	163,533
Rightmove PLC	9,331	68,468
Scout24 SE (a)	1,657	117,439
Tencent Holdings Ltd.	41,100	1,545,352
		2,611,969
IT SERVICES - 1.5%
Capgemini SE	699	145,743
CGI, Inc.*	5,746	618,569
GDS Holdings Ltd., Class A*	3,100	3,597
Nomura Research Institute Ltd.	3,300	95,995
NTT Data Group Corp.	1,200	17,015
Obic Co. Ltd.	500	86,165
	Shares/ Principal	Fair Value
IT SERVICES - 1.5% (Continued)
Otsuka Corp.	400	$16,493
Samsung SDS Co. Ltd.*	746	98,470
Shopify, Inc., Class A*	12,094	946,168
		2,028,215
LEISURE PRODUCTS - 0.3%
BRP, Inc.	3,196	229,823
Sega Sammy Holdings, Inc.	10,500	146,872
		376,695
LIFE SCIENCES TOOLS & SERVICES - 0.2%
Pharmaron Beijing Co. Ltd., Class H (a)	8,550	17,322
Samsung Biologics Co. Ltd.*,(a)	154	90,877
WuXi AppTec Co. Ltd., Class H (a)	11,400	115,992
Wuxi Biologics Cayman, Inc.*,(a)	18,500	70,128
		294,319
MACHINERY - 1.4%
Amada Co. Ltd.	20,500	213,754
Atlas Copco AB, Class B	3,728	55,266
DMG Mori Co. Ltd.	10,800	206,876
Ebara Corp.	100	5,921
Fluidra SA	799	16,637
GEA Group AG	3,334	138,809
IMI PLC	3,274	70,285
Komatsu Ltd.	8,400	219,742
Kone Oyj, Class B	2,227	111,096
Kubota Corp.	15,300	230,347
NSK Ltd.	12,600	68,193
Shenzhen Inovance Technology Co. Ltd., Class A	5,300	47,185
SKF AB, Class B	5,416	108,182
Spirax-Sarco Engineering PLC	82	10,981
Toyota Industries Corp.	1,400	114,201
Trelleborg AB, Class B	5,722	191,682
Wartsila OYJ Abp	1,300	18,848
Weichai Power Co. Ltd., Class A	21,600	41,572
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	15,200	8,370
		1,877,947
MARINE TRANSPORTATION - 0.3%
AP Moller - Maersk A/S, Class B	29	52,170
COSCO SHIPPING Holdings Co. Ltd., Class H	58,550	58,861
Kuehne + Nagel International AG	973	335,027
Precious Shipping PCL, NVDR	37,300	9,452
SITC International Holdings Co. Ltd.	4,000	6,905
		462,415
MEDIA - 0.2%
MultiChoice Group*	1,493	6,614
Publicis Groupe SA	2,156	200,057
WPP PLC	13,713	131,634
		338,305

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
METALS & MINING - 3.6%
Aluminum Corp. of China Ltd., Class H	146,000	$72,920
Anglo American Platinum Ltd.	982	51,765
Anglo American PLC, ADR	8,508	213,731
Anglo American PLC	6,705	173,602
Anglogold Ashanti PLC	5,485	105,999
ArcelorMittal SA	26,505	751,732
B2Gold Corp.	5,484	17,426
Barrick Gold Corp.	7,886	143,175
BHP Group Ltd., ADR	34,615	1,190,661
BHP Group Ltd.	2,965	101,657
CMOC Group Ltd., Class H	51,000	27,889
Endeavour Mining PLC	707	15,962
First Quantum Minerals Ltd.	2,437	20,053
Franco-Nevada Corp.	2,207	245,655
Glencore PLC	31,214	187,856
Gold Fields Ltd.	3,881	58,951
Grupo Mexico SAB de CV, Series B	25,451	141,844
Impala Platinum Holdings Ltd.	6,903	34,452
MMG Ltd.*	40,000	11,833
Pan American Silver Corp.	1,278	20,964
POSCO Holdings, Inc.	417	161,729
Press Metal Aluminium Holdings BHD	102,200	106,982
Rio Tinto PLC	4,255	316,886
Shandong Nanshan Aluminum Co. Ltd., Class A	29,400	12,187
Sibanye Stillwater Ltd.	10,987	14,960
thyssenkrupp AG	6,736	46,967
Vale Indonesia TBK PT	55,300	15,480
Vale SA	20,632	327,897
Wheaton Precious Metals Corp.	5,244	259,973
Zhaojin Mining Industry Co. Ltd.,
Class H	15,000	18,653
Zijin Mining Group Co. Ltd., Class H	88,000	143,351
		5,013,192
MULTI-UTILITIES - 0.8%
A2A SpA	14,391	29,552
AGL Energy Ltd.	5,948	38,476
Algonquin Power & Utilities Corp.	22,172	140,572
Canadian Utilities Ltd., Class A	3,546	85,759
E.ON SE	8,631	115,841
Engie SA	32,900	578,508
National Grid PLC	3,990	53,815
Veolia Environnement SA	2,411	76,064
		1,118,587
OIL, GAS & CONSUMABLE FUELS - 4.8%
Aker BP ASA	2,610	75,943
Ampol Ltd.	3,842	94,770
BP PLC	173,200	1,029,238
Canadian Natural Resources Ltd.	2,307	151,881
Cenovus Energy, Inc.	9,242	154,758
	Shares/ Principal	Fair Value
OIL, GAS & CONSUMABLE FUELS - 4.8% (Continued)
China Petroleum & Chemical Corp., Class H	144,000	$75,425
Crescent Point Energy Corp.	10,429	72,685
Enbridge, Inc.	28,159	1,018,644
Enerplus Corp.	1,829	28,172
Eni SpA	1,324	22,447
Equinor ASA	13,181	418,116
OMV AG	783	34,399
Pembina Pipeline Corp.	11,499	397,834
PetroChina Co. Ltd., Class A	14,900	14,832
PetroChina Co. Ltd., Class H	296,000	195,601
Petroleo Brasileiro SA	2,330	18,697
Petronas Dagangan BHD	10,400	49,431
PTT Exploration & Production PCL, NVDR	18,900	82,782
PTT PCL, NVDR	117,700	123,278
Repsol SA	16,522	245,476
Shell PLC	44,503	1,458,874
SK Innovation Co. Ltd.*	636	69,284
S-Oil Corp.	753	40,693
Star Petroleum Refining PCL, NVDR	47,400	11,457
TotalEnergies SE	3,013	205,024
Tourmaline Oil Corp.	3,740	169,018
Ultrapar Participacoes SA	27,650	150,898
Whitecap Resources, Inc.	6,700	45,070
Woodside Energy Group Ltd.	7,215	152,913
		6,607,640
PAPER & FOREST PRODUCTS - 0.1%
UPM-Kymmene Oyj	889	33,448
West Fraser Timber Co. Ltd.	1,051	90,355
		123,803
PASSENGER AIRLINES - 0.4%
Air China Ltd., Class H*	20,000	12,653
ANA Holdings, Inc.*	1,100	23,876
China Eastern Airlines Corp. Ltd.,
Class A*	18,600	10,175
Korean Air Lines Co. Ltd.*	1,051	19,504
Qantas Airways Ltd.*	20,780	76,142
Singapore Airlines Ltd.	69,900	347,619
		489,969
PERSONAL CARE PRODUCTS - 0.8%
Kao Corp.	2,100	86,395
Kobayashi Pharmaceutical Co. Ltd.	500	24,081
LG H&H Co. Ltd.*	67	18,468
L'Oreal SA	47	23,397
Shiseido Co. Ltd.	8,400	253,347
Unilever PLC	8,507	412,117
Unilever PLC, ADR	7,220	349,754
		1,167,559

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
PHARMACEUTICALS - 6.8%
Aspen Pharmacare Holdings Ltd.	3,918	$43,599
Astellas Pharma, Inc.	32,400	387,476
AstraZeneca PLC	8,854	1,196,430
Bayer AG	1,525	56,653
CSPC Pharmaceutical Group Ltd.	153,040	142,289
Daiichi Sankyo Co. Ltd.	4,500	123,592
GSK PLC	32,734	605,158
Kyowa Kirin Co. Ltd.	3,100	52,114
Novartis AG	16,516	1,665,434
Novo Nordisk A/S, Class B	22,681	2,346,293
Ono Pharmaceutical Co. Ltd.	1,800	32,124
Otsuka Holdings Co. Ltd.	3,700	138,809
Recordati Industria Chimica e Farmaceutica SpA	376	20,281
Roche Holding AG (Common share)	318	98,765
Roche Holding AG (Common share, participation certificates)	3,933	1,142,540
Sanofi SA	6,465	641,027
Santen Pharmaceutical Co. Ltd.	9,300	92,683
Shionogi & Co. Ltd.	1,100	53,042
Sino Biopharmaceutical Ltd.	84,000	37,328
Takeda Pharmaceutical Co. Ltd.	5,200	149,530
Teva Pharmaceutical Industries Ltd.*	2,584	27,556
UCB SA	2,980	259,728
		9,312,451
PROFESSIONAL SERVICES - 1.8%
Bureau Veritas SA	1,586	40,068
Experian PLC	9,417	384,393
Intertek Group PLC	6,792	367,637
Recruit Holdings Co. Ltd.	13,800	583,696
RELX PLC	8,839	350,433
SGS SA	4,755	409,823
Teleperformance SE	483	70,455
Thomson Reuters Corp.	77	11,313
Wolters Kluwer NV	2,212	314,477
		2,532,295
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.6%
Capitaland Investment Ltd.	10,500	25,154
Central Pattana PCL, NVDR	9,900	20,303
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	13,800	18,543
China Overseas Land & Investment Ltd.	25,000	44,054
China Resources Land Ltd.	18,000	64,545
China Vanke Co. Ltd., Class A	23,900	35,249
China Vanke Co. Ltd., Class H	14,600	13,500
CK Asset Holdings Ltd.	27,500	138,054
Colliers International Group, Inc.	169	21,481
Daito Trust Construction Co. Ltd.	1,000	115,974
Daiwa House Industry Co. Ltd.	3,900	118,178
FirstService Corp.	2,461	400,617
Greenland Holdings Corp. Ltd., Class A*	45,800	14,853
	Shares/ Principal	Fair Value
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.6% (Continued)
Hulic Co. Ltd.	8,900	$93,211
KE Holdings, Inc., ADR	3,238	52,488
Lendlease Corp Ltd.	5,016	25,567
Longfor Group Holdings Ltd. (a)	2,500	4,002
Mitsubishi Estate Co. Ltd.	9,600	132,308
Mitsui Fudosan Co. Ltd.	6,900	169,245
New World Development Co. Ltd.	40,000	62,086
Nomura Real Estate Holdings, Inc.	700	18,416
Poly Developments and Holdings Group Co. Ltd., Class A	40,200	56,115
Poly Property Services Co. Ltd., Class H	3,000	11,065
Shenzhen Overseas Chinese Town Co. Ltd., Class A*	186,600	81,826
Sino Land Co. Ltd.	14,000	15,222
SM Prime Holdings, Inc.	21,800	12,952
Sun Hung Kai Properties Ltd.	9,500	102,743
Swire Properties Ltd.	73,400	148,519
Tricon Residential, Inc.	10,434	95,430
Wharf Real Estate Investment Co. Ltd.	23,000	77,761
		2,189,461
RETAIL REITS - 0.1%
CapitaLand Integrated Commercial Trust	21,300	33,264
Link REIT	6,400	35,940
RioCan Real Estate Investment Trust	2,498	35,274
		104,478
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.3%
ams-OSRAM AG*	10,452	26,252
ASML Holding NV	2,539	1,911,968
Daqo New Energy Corp., ADR*	586	15,587
Inari Amertron BHD	82,400	53,977
Infineon Technologies AG	18,519	773,275
JA Solar Technology Co. Ltd., Class A	9,100	26,586
Jinko Solar Co. Ltd., Class A	13,126	16,398
LONGi Green Energy Technology Co. Ltd., Class A	11,900	38,424
Renesas Electronics Corp.*	6,800	122,948
SCREEN Holdings Co. Ltd.	900	76,160
Shenzhen SC New Energy Technology Corp., Class A	6,900	72,004
SK Hynix, Inc.	2,494	274,013
STMicroelectronics NV	2,595	129,698
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	21,900	48,295
Tokyo Electron Ltd.	4,500	806,125
Tongwei Co. Ltd., Class A	17,200	60,703
Xinyi Solar Holdings Ltd.	12,000	7,008
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	4,900	30,462
		4,489,883

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
SOFTWARE - 2.2%
Constellation Software, Inc.	57	$142,015
Dassault Systemes SE	9,344	456,587
Kingdee International Software Group Co. Ltd.*	25,000	36,434
Nemetschek SE	1,339	116,082
Nice Ltd.*	366	74,107
Open Text Corp.	1,767	74,628
Oracle Corp. Japan	200	15,421
Sangfor Technologies, Inc., Class A*	4,200	42,810
SAP SE	10,342	1,593,460
Temenos AG	2,671	248,233
TOTVS SA	4,800	33,290
Trend Micro, Inc.	1,100	58,893
WiseTech Global Ltd.	380	19,543
Xero Ltd.*	1,358	104,061
		3,015,564
SPECIALTY RETAIL - 1.1%
Avolta AG*	3,422	134,497
Fast Retailing Co. Ltd.	2,200	546,021
Foschini Group Ltd. (The)	1,691	10,260
H & M Hennes & Mauritz AB, Class B	15,017	263,181
Industria de Diseno Textil SA	7,588	330,506
Lojas Renner SA	4,495	16,120
Yamada Holdings Co. Ltd.	34,200	106,350
Zalando SE*,(a)	4,122	97,670
ZOZO, Inc.	2,300	51,798
		1,556,403
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.7%
Canon, Inc.	1,400	35,948
FUJIFILM Holdings Corp.	2,200	132,222
Lenovo Group Ltd.	76,000	106,284
Logitech International SA	2,898	274,633
Ricoh Co. Ltd.	5,200	39,946
Samsung Electronics Co. Ltd.	26,581	1,620,163
Xiaomi Corp., Class B*,(a)	88,400	176,606
		2,385,802
TEXTILES, APPAREL & LUXURY GOODS - 1.8%
adidas AG	659	134,062
ANTA Sports Products Ltd.	14,200	137,753
Cie Financiere Richemont SA, Class A	309	42,496
Gildan Activewear, Inc.	3,250	108,005
Hermes International SCA	425	900,831
HUGO BOSS AG	736	54,846
Li Ning Co. Ltd.	11,500	30,780
LVMH Moet Hennessy Louis Vuitton SE	1,191	965,152
Moncler SpA	650	39,994
Xtep International Holdings Ltd.	22,000	12,425
		2,426,344
	Shares/ Principal	Fair Value
TOBACCO - 0.7%
British American Tobacco PLC	18,787	$549,765
Imperial Brands PLC	4,942	113,810
Japan Tobacco, Inc.	11,200	289,573
		953,148
TRADING COMPANIES & DISTRIBUTORS - 1.5%
Ashtead Group PLC	3,218	224,068
ITOCHU Corp.	7,500	306,799
Marubeni Corp.	5,800	91,682
Mitsubishi Corp.	51,300	820,007
Mitsui & Co. Ltd.	11,700	439,684
MonotaRO Co. Ltd.	1,500	16,380
Rexel SA	1,450	39,675
Sumitomo Corp.	2,000	43,637
Toyota Tsusho Corp.	500	29,465
		2,011,397
TRANSPORTATION INFRASTRUCTURE - 0.1%
Flughafen Zurich AG	582	121,427
Grupo Aeroportuario del Centro Norte SAB de CV	1,800	19,089
Grupo Aeroportuario del Pacifico SAB de CV, Class B	2,161	38,008
Transurban Group	2,757	25,792
		204,316
WATER UTILITIES - 0.0%†
Cia de Saneamento de Minas Gerais Copasa MG	6,708	28,281
WIRELESS TELECOMMUNICATION SERVICES - 0.8%
KDDI Corp.	12,400	394,569
MTN Group Ltd.	10,247	64,718
SK Telecom Co. Ltd.	749	29,136
SoftBank Corp.	15,600	194,696
SoftBank Group Corp.	5,800	258,898
Vodacom Group Ltd.	2,599	15,065
Vodafone Group PLC	232,156	202,905
		1,159,987
TOTAL COMMON STOCKS (Cost - $105,462,343)		119,348,208
EXCHANGE TRADED FUNDS - 5.3%
EQUITY FUNDS - 5.3%
iShares MSCI Saudi Arabia ETF	41,246	1,745,943
iShares MSCI Taiwan ETF	120,721	5,556,788
TOTAL EXCHANGE TRADED FUNDS (Cost - $6,423,937)		7,302,731

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
PREFERRED STOCKS - 0.7%
AUTOMOBILES - 0.0%†
Bayerische Motoren Werke AG	309	$30,703
BANKS - 0.3%
Banco Bradesco SA	57,243	201,392
Bancolombia SA	1,950	15,060
Itau Unibanco Holding SA	32,199	225,173
		441,625
CHEMICALS - 0.1%
Braskem SA, Class A*	14,589	65,653
METALS & MINING - 0.0%†
Gerdau SA	4,321	21,135
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A	17,187	32,870
		54,005
PASSENGER AIRLINES - 0.1%
Azul SA*	20,517	67,621
Gol Linhas Aereas Inteligentes SA*	9,948	18,370
		85,991
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.2%
Samsung Electronics Co. Ltd.	4,374	211,585
TOTAL PREFERRED STOCKS (Cost - $920,336)		889,562
	Shares/ Principal	Fair Value
RIGHTS - 0.0%†
Localiza Rent a Car SA, expires 2/6/24* (Cost - $0)	25	$103
WARRANTS - 0.0%†
Constellation Software, Inc., expires 3/31/40* (Cost - $0)	104	0
SHORT-TERM INVESTMENTS - 6.0%
MONEY MARKET FUNDS - 6.0%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 5.25% (b) (Cost - $8,286,433)	8,286,433	8,286,433
TOTAL INVESTMENTS - 98.9% (Cost - $121,093,049)		$135,827,037
OTHER ASSETS LESS LIABILITIES - NET 1.1%		1,496,822
TOTAL NET ASSETS - 100.0%		$137,323,859

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2023, these securities amounted to $2,469,645 or 1.8% of net assets.

(b)  The rate shown is the annualized seven-day yield at period end.

ADR - American Depositary Receipt

CVA - Certificate Van Aandelen (Bearer)

NVDR - Non-Voting Depositary Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
MSCI EAFE Future	Goldman Sachs & Co.	17	3/15/2024	$1,914,540	$55,305
MSCI Emerging Market Index Future	Goldman Sachs & Co.	15	3/15/2024	775,275	27,070
MSCI India Index Future	Goldman Sachs & Co.	53	3/15/2024	6,018,150	135,150
S&P/TSX 60 Index Future	Goldman Sachs & Co.	1	3/14/2024	192,689	2,108
TOTAL NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					$219,633

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio Review

December 31, 2023 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2023, the Class I shares of Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio underperformed its reference benchmark, the Russell Midcap® Growth Index. The Portfolio posted a return of 24.42% compared to a benchmark return of 25.87%, a difference of -145 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the optimal trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

Despite a strong finish to the year, the Portfolio underperformed through much of the year. Portfolio weakness was driven by macro thematic and sentiment insights, while fundamental measures provided ballast. Macro thematic insights incorrectly positioned the Portfolio around emerging market themes. Insights evaluating the impact of interest rate increases and policy impact detracted from returns, highlighted through an unsuccessful overweight to food products stocks. Other measures designed to evaluate themes around GLP1 weight loss drug excitement also struggled, contributing to unsuccessful stock selection across healthcare names. However, certain macro thematic measures provided ballast with insights evaluating business to business invoicing correctly capturing excitement around artificial intelligence (AI) themes. Sentiment measures also struggled, with insights evaluating managerial sentiment from conference calls as well as informed investor positioning both detracting from performance. Other measures designed to evaluate sentiment from bond markets also struggled, as witnessed by an unsuccessful underweight to financials.

A notable weak period of performance was the second quarter, in which security selection in health care was the primary source of weakness with adverse performance across pharma and health insurers. These include incorrect positioning around sentiment for weight loss drugs, deal activity for biopharma amid patent expiry, and the impact to health insurers amid an expected surge in expenses.

Fundamental insights helped provide ballast, with traditional measures evaluating research expenditures, sales, and other financial statements metrics benefitting from the move higher in rates. Other stability related fundamental measures, such as insights evaluating company financing ability and managerial quality measures contributed to performance amidst the market focus on company financial health. Lastly, bank quality measures developed earlier in the year amid the crisis in the sector contributed to positive performance throughout the year.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

How was the Portfolio positioned at period end?

From a sector positioning perspective, the Portfolio remained largely sector neutral at the end of the year. The Portfolio had small overweight positions in consumer discretionary and health care companies and maintains slight underweights in consumer staples and financials stocks. BlackRock's SAE team seeks to maintain a style neutral approach, so the Portfolio did not have any outsized active exposures to any particular style or factor.

The Portfolio's performance figures for the periods ended December 31, 2023 as compared to its benchmark:

				Operating	Annualized	Expense**
	Inception Date*	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
Class I	November 1, 2017	24.42%	13.63%	10.98%	0.66%	0.66%
Class II	November 1, 2017	24.02%	13.35%	10.71%	0.91%	0.91%
Russell Midcap® Growth Index^		25.87%	13.81%	10.94%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated April 30, 2020. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The Russell Midcap® Growth Index (Total Return) is an unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

Holdings by Asset Class	% of Net Assets
Common Stocks	98.6%
Short-Term Investments	1.3%
Rights	0.0%^
Other Assets less Liabilities - Net	0.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2023.

Derivatives are included in "Other Assets less Liabilities - Net"

^  Represents less than 0.05%.
3404174

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio of Investments

December 31, 2023

	Shares/ Principal	Fair Value
COMMON STOCKS - 98.6%
AEROSPACE & DEFENSE - 1.1%
Axon Enterprise, Inc.*	3,815	$985,529
HEICO Corp.	170	30,408
HEICO Corp., Class A	8,153	1,161,313
Lockheed Martin Corp.	1,565	709,321
		2,886,571
AIR FREIGHT & LOGISTICS - 0.0%†
C.H. Robinson Worldwide, Inc.	379	32,742
AUTOMOBILE COMPONENTS - 0.1%
Adient PLC*	6,475	235,431
AUTOMOBILES - 0.2%
General Motors Co.	16,901	607,084
BANKS - 0.2%
Mid Penn Bancorp., Inc.	1	24
NU Holdings Ltd./Cayman Islands, Class A*	55,203	459,841
		459,865
BEVERAGES - 0.5%
PepsiCo, Inc.	7,492	1,272,441
BIOTECHNOLOGY - 5.1%
ACADIA Pharmaceuticals, Inc.*	1,050	32,875
Alnylam Pharmaceuticals, Inc.*	6,871	1,315,178
Amgen, Inc.	2,086	600,810
Apellis Pharmaceuticals, Inc.*	981	58,723
BioMarin Pharmaceutical, Inc.*	1,864	179,727
Exact Sciences Corp.*	9,312	688,902
Exelixis, Inc.*	75,147	1,802,777
Halozyme Therapeutics, Inc.*	1,310	48,418
Incyte Corp.*	37,800	2,373,462
Ionis Pharmaceuticals, Inc.*	4,895	247,638
Natera, Inc.*	12,271	768,655
Neurocrine Biosciences, Inc.*	20,552	2,707,931
Sarepta Therapeutics, Inc.*	7,812	753,311
Ultragenyx Pharmaceutical, Inc.*	18,732	895,764
United Therapeutics Corp.*	2,289	503,328
		12,977,499
BROADLINE RETAIL - 1.4%
Amazon.com, Inc.*	9,612	1,460,447
Coupang, Inc.*	84,421	1,366,776
eBay, Inc.	13,844	603,875
Etsy, Inc.*	369	29,908
MercadoLibre, Inc.*	28	44,003
Ollie's Bargain Outlet Holdings, Inc.*	959	72,779
		3,577,788
BUILDING PRODUCTS - 2.0%
A O Smith Corp.	20,031	1,651,356
Advanced Drainage Systems, Inc.	2,726	383,385
	Shares/ Principal	Fair Value
BUILDING PRODUCTS - 2.0% (Continued)
Builders FirstSource, Inc.*	2,911	$485,962
Owens Corning	3,504	519,398
Trane Technologies PLC	3,537	862,674
Trex Co., Inc.*	14,259	1,180,502
		5,083,277
CAPITAL MARKETS - 4.1%
Affiliated Managers Group, Inc.	1,224	185,338
Ameriprise Financial, Inc.	1,203	456,936
Ares Management Corp., Class A	8,144	968,485
Blue Owl Capital, Inc.	5,404	80,520
FactSet Research Systems, Inc.	1,414	674,549
Houlihan Lokey, Inc.	1,937	232,266
Invesco Ltd.	34,722	619,440
LPL Financial Holdings, Inc.	2,604	592,722
MarketAxess Holdings, Inc.	826	241,894
Moody's Corp.	4,556	1,779,391
Morningstar, Inc.	2,464	705,295
MSCI, Inc.	5,045	2,853,704
Nasdaq, Inc.	6,346	368,956
SEI Investments Co.	7,635	485,204
XP, Inc., Class A	8,723	227,409
		10,472,109
CHEMICALS - 0.6%
Ginkgo Bioworks Holdings, Inc.*	18,390	31,079
PPG Industries, Inc.	9,108	1,362,101
RPM International, Inc.	2,085	232,749
		1,625,929
COMMERCIAL SERVICES & SUPPLIES - 5.3%
Cintas Corp.	10,665	6,427,369
Copart, Inc.*	85,566	4,192,734
Rollins, Inc.	28,359	1,238,437
Tetra Tech, Inc.	9,774	1,631,574
		13,490,114
COMMUNICATIONS EQUIPMENT - 0.1%
Ciena Corp.*	7,258	326,683
CONSTRUCTION & ENGINEERING - 1.3%
AECOM	3,132	289,491
EMCOR Group, Inc.	7,910	1,704,051
Fluor Corp.*	1,165	45,633
Valmont Industries, Inc.	5,775	1,348,520
		3,387,695
CONSTRUCTION MATERIALS - 0.0%†
Summit Materials, Inc., Class A*	1,994	76,689
CONSUMER STAPLES DISTRIBUTION & RETAIL - 0.2%
Casey's General Stores, Inc.	1,897	521,182

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
DISTRIBUTORS - 0.4%
Pool Corp.	2,325	$927,001
DIVERSIFIED CONSUMER SERVICES - 0.4%
H&R Block, Inc.	13,008	629,197
Service Corp. International	4,403	301,385
		930,582
ELECTRICAL EQUIPMENT - 2.0%
AMETEK, Inc.	2,629	433,496
Hubbell, Inc.	265	87,166
Rockwell Automation, Inc.	14,515	4,506,617
		5,027,279
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.7%
CDW Corp.	3,377	767,660
Flex Ltd.*	33,925	1,033,355
TE Connectivity Ltd.	17,976	2,525,628
		4,326,643
ENERGY EQUIPMENT & SERVICES - 0.0%†
Halliburton Co.	3,529	127,573
Parker Drilling Co.*	2	19
		127,592
ENTERTAINMENT - 2.1%
Electronic Arts, Inc.	977	133,663
Liberty Media Corp.-Liberty Formula One, Class C*	9,209	581,364
Live Nation Entertainment, Inc.*	3,839	359,331
Playtika Holding Corp.*	34,236	298,538
ROBLOX Corp., Class A*	29,871	1,365,702
Roku, Inc.*	2,701	247,574
Spotify Technology SA*	12,601	2,367,854
		5,354,026
FINANCIAL SERVICES - 3.7%
Apollo Global Management, Inc.	14,150	1,318,638
Block, Inc.*	26,796	2,072,671
Equitable Holdings, Inc.	8,120	270,396
Euronet Worldwide, Inc.*	10,006	1,015,509
FleetCor Technologies, Inc.*	3,816	1,078,440
Jack Henry & Associates, Inc.	7,884	1,288,324
Mastercard, Inc., Class A	3,974	1,694,951
StoneCo Ltd., Class A*	6,166	111,173
Toast, Inc., Class A*	29,768	543,564
		9,393,666
FOOD PRODUCTS - 0.4%
Archer-Daniels-Midland Co.	5,956	430,142
Hershey Co. (The)	3,060	570,507
		1,000,649
	Shares/ Principal	Fair Value
GROUND TRANSPORTATION - 1.7%
Lyft, Inc., Class A*	14,249	$213,592
Old Dominion Freight Line, Inc.	8,462	3,429,902
Saia, Inc.*	1,657	726,131
		4,369,625
HEALTH CARE EQUIPMENT & SUPPLIES - 6.2%
Align Technology, Inc.*	7,129	1,953,346
Dexcom, Inc.*	35,107	4,356,428
Edwards Lifesciences Corp.*	462	35,227
IDEXX Laboratories, Inc.*	6,864	3,809,863
Inspire Medical Systems, Inc.*	249	50,654
Insulet Corp.*	7,549	1,637,982
Novocure Ltd.*	35,728	533,419
Penumbra, Inc.*	3,159	794,615
ResMed, Inc.	13,208	2,272,040
Shockwave Medical, Inc.*	2,076	395,603
		15,839,177
HEALTH CARE PROVIDERS & SERVICES - 1.9%
Cardinal Health, Inc.	12,807	1,290,946
Cencora, Inc.	14,040	2,883,535
Chemed Corp.	424	247,934
DaVita, Inc.*	232	24,304
Elevance Health, Inc.	169	79,694
Ensign Group, Inc. (The)	1,598	179,311
Tenet Healthcare Corp.*	510	38,541
		4,744,265
HEALTH CARE TECHNOLOGY - 1.4%
Teladoc Health, Inc.*	51,727	1,114,717
Veeva Systems, Inc., Class A*	12,936	2,490,439
		3,605,156
HOTEL & RESORT REITS - 0.0%†
Park Hotels & Resorts, Inc.	9,039	138,297
HOTELS, RESTAURANTS & LEISURE - 5.1%
Booking Holdings, Inc.*	13	46,114
Boyd Gaming Corp.	23,275	1,457,248
Caesars Entertainment, Inc.*	36,081	1,691,477
Domino's Pizza, Inc.	3,835	1,580,902
DoorDash, Inc., Class A*	10,640	1,052,189
DraftKings, Inc., Class A*	24,340	857,985
Expedia Group, Inc.*	4,254	645,715
MGM Resorts International*	4,761	212,721
Royal Caribbean Cruises Ltd.*	5,328	689,923
Starbucks Corp.	1,032	99,082
Texas Roadhouse, Inc.	11,675	1,427,035
Travel + Leisure Co.	44,220	1,728,560
Wendy's Co. (The)	33,808	658,580
Wingstop, Inc.	1,572	403,344
Yum! Brands, Inc.	3,956	516,891
		13,067,766

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
HOUSEHOLD DURABLES - 0.3%
DR Horton, Inc.	261	$39,667
Leggett & Platt, Inc.	14,909	390,169
Toll Brothers, Inc.	2,451	251,938
		681,774
HOUSEHOLD PRODUCTS - 0.7%
Church & Dwight Co., Inc.	5,603	529,820
Clorox Co. (The)	3,882	553,534
Kimberly-Clark Corp.	5,355	650,686
		1,734,040
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.5%
AES Corp. (The)	62,517	1,203,452
INDUSTRIAL REITS - 0.1%
EastGroup Properties, Inc.	399	73,232
First Industrial Realty Trust, Inc.	5,795	305,223
		378,455
INSURANCE - 1.4%
Arch Capital Group Ltd.*	8,962	665,608
Brown & Brown, Inc.	8,152	579,689
Everest Group Ltd.	2,839	1,003,813
Kinsale Capital Group, Inc.	1,346	450,789
Marsh & McLennan Cos., Inc.	475	89,998
MetLife, Inc.	2,858	188,999
W R Berkley Corp.	7,908	559,254
		3,538,150
INTERACTIVE MEDIA & SERVICES - 1.8%
Alphabet, Inc., Class A*	11,619	1,623,058
Match Group, Inc.*	10,963	400,150
Meta Platforms, Inc., Class A*	2,575	911,447
Pinterest, Inc., Class A*	43,751	1,620,537
		4,555,192
IT SERVICES - 3.1%
Amdocs Ltd.	5,366	471,618
Cloudflare, Inc., Class A*	20,431	1,701,085
EPAM Systems, Inc.*	2,991	889,344
Gartner, Inc.*	2,863	1,291,528
Globant SA*	2,892	688,238
GoDaddy, Inc., Class A*	1,194	126,755
MongoDB, Inc.*	5,362	2,192,254
Okta, Inc.*	3,679	333,060
Snowflake, Inc., Class A*	348	69,252
VeriSign, Inc.*	988	203,488
		7,966,622
LEISURE PRODUCTS - 0.0%†
Peloton Interactive, Inc., Class A*	8,719	53,099
	Shares/ Principal	Fair Value
LIFE SCIENCES TOOLS & SERVICES - 4.9%
Agilent Technologies, Inc.	31,374	$4,361,927
Bio-Rad Laboratories, Inc., Class A*	261	84,274
Bruker Corp.	14,864	1,092,207
Illumina, Inc.*	369	51,380
IQVIA Holdings, Inc.*	1,852	428,516
Medpace Holdings, Inc.*	2,420	741,803
Mettler-Toledo International, Inc.*	2,487	3,016,631
West Pharmaceutical Services, Inc.	7,469	2,629,984
		12,406,722
MACHINERY - 2.0%
Flowserve Corp.	6,512	268,425
Graco, Inc.	23,446	2,034,175
Oshkosh Corp.	9,482	1,027,944
Otis Worldwide Corp.	8,933	799,235
Xylem, Inc.	7,964	910,763
		5,040,542
MEDIA - 1.1%
Fox Corp., Class A	18,538	550,023
Liberty Media Corp-Liberty SiriusXM*	6,632	190,869
Trade Desk, Inc. (The), Class A*	29,844	2,147,574
		2,888,466
OFFICE REITS - 0.3%
Boston Properties, Inc.	2,627	184,336
Highwoods Properties, Inc.	21,431	492,056
		676,392
OIL, GAS & CONSUMABLE FUELS - 3.0%
APA Corp.	5,794	207,889
Cheniere Energy, Inc.	10,430	1,780,505
Devon Energy Corp.	15,109	684,438
EOG Resources, Inc.	2,121	256,535
Hess Corp.	10,490	1,512,238
Marathon Oil Corp.	1,459	35,249
Marathon Petroleum Corp.	4,005	594,182
Targa Resources Corp.	29,515	2,563,968
Texas Pacific Land Corp.	29	45,601
		7,680,605
PAPER & FOREST PRODUCTS - 0.1%
Louisiana-Pacific Corp.	3,107	220,069
PASSENGER AIRLINES - 0.1%
Delta Air Lines, Inc.	5,860	235,748
PROFESSIONAL SERVICES - 2.3%
Booz Allen Hamilton Holding Corp.	7,610	973,395
Broadridge Financial Solutions, Inc.	1,416	291,342
Insperity, Inc.	500	58,610
KBR, Inc.	691	38,288
Paychex, Inc.	23,716	2,824,813
Paycom Software, Inc.	2,324	480,417

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
PROFESSIONAL SERVICES - 2.3% (Continued)
Paylocity Holding Corp.*	2,560	$422,016
Verisk Analytics, Inc.	3,728	890,470
		5,979,351
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
Zillow Group, Inc., Class A*	4,222	239,472
RESIDENTIAL REITS - 0.4%
Camden Property Trust	7,927	787,072
Equity Residential	3,336	204,030
		991,102
RETAIL REITS - 0.3%
Simon Property Group, Inc.	5,008	714,341
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.4%
Applied Materials, Inc.	3,827	620,242
Axcelis Technologies, Inc.*	1,964	254,711
Cirrus Logic, Inc.*	3,009	250,319
Enphase Energy, Inc.*	1,300	171,782
KLA Corp.	478	277,861
Lam Research Corp.	725	567,863
Lattice Semiconductor Corp.*	14,191	979,037
MaxLinear, Inc.*	3,497	83,124
Microchip Technology, Inc.	5,257	474,076
Monolithic Power Systems, Inc.	4,279	2,699,108
NVIDIA Corp.	2,644	1,309,362
QUALCOMM, Inc.	1,083	156,634
Teradyne, Inc.	8,684	942,388
		8,786,507
SOFTWARE - 13.1%
Adobe, Inc.*	1,062	633,589
Alteryx, Inc., Class A*	2,233	105,308
ANSYS, Inc.*	3,470	1,259,194
AppLovin Corp., Class A*	2,293	91,376
Autodesk, Inc.*	1,117	271,967
Cadence Design Systems, Inc.*	231	62,917
Confluent, Inc., Class A*	11,204	262,174
Crowdstrike Holdings, Inc., Class A*	16,639	4,248,269
Datadog, Inc., Class A*	25,755	3,126,142
DocuSign, Inc.*	22,648	1,346,424
Dropbox, Inc., Class A*	39,646	1,168,764
Dynatrace, Inc.*	1,711	93,575
Elastic NV*	5,392	607,678
Fair Isaac Corp.*	1,296	1,508,557
Fortinet, Inc.*	5,052	295,693
Gitlab, Inc., Class A*	2,710	170,622
HubSpot, Inc.*	3,989	2,315,774
Klaviyo, Inc., Class A*	1,506	41,837
Manhattan Associates, Inc.*	16,570	3,567,852
Microsoft Corp.	6,790	2,553,312
	Shares/ Principal	Fair Value
SOFTWARE - 13.1% (Continued)
Nutanix, Inc., Class A*	5,551	$264,727
Palantir Technologies, Inc., Class A*	146,529	2,515,903
Pegasystems, Inc.	2,388	116,678
RingCentral, Inc., Class A*	12,511	424,748
Salesforce, Inc.*	933	245,510
ServiceNow, Inc.*	193	136,353
Smartsheet, Inc., Class A*	13,277	634,906
Splunk, Inc.*	10,617	1,617,500
Teradata Corp.*	27,883	1,213,189
UiPath, Inc., Class A*	17,845	443,270
Unity Software, Inc.*	4,838	197,826
Workday, Inc., Class A*	869	239,896
Zscaler, Inc.*	8,034	1,780,013
		33,561,543
SPECIALIZED REITS - 0.3%
Iron Mountain, Inc.	1,398	97,832
Lamar Advertising Co., Class A	4,645	493,671
SBA Communications Corp.	442	112,131
		703,634
SPECIALTY RETAIL - 4.6%
AutoNation, Inc.*	5,021	754,054
Best Buy Co., Inc.	16,521	1,293,264
Burlington Stores, Inc.*	3,903	759,055
Chewy, Inc., Class A*	7,038	166,308
Five Below, Inc.*	2,473	527,145
Murphy USA, Inc.	1,687	601,517
Penske Automotive Group, Inc.	2,808	450,712
Petco Health & Wellness Co., Inc.*	36,253	114,559
RH*	394	114,843
Ross Stores, Inc.	10,055	1,391,511
TJX Cos., Inc. (The)	9,334	875,623
Tractor Supply Co.	1,490	320,395
Ulta Beauty, Inc.*	7,217	3,536,258
Wayfair, Inc., Class A*	12,740	786,058
		11,691,302
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.0%
Apple, Inc.	1,128	217,174
Dell Technologies, Inc., Class C	7,936	607,104
Hewlett Packard Enterprise Co.	44,873	761,944
HP, Inc.	88,617	2,666,485
Pure Storage, Inc., Class A*	27,035	964,068
		5,216,775
TEXTILES, APPAREL & LUXURY GOODS - 1.7%
Crocs, Inc.*	1,998	186,633
Deckers Outdoor Corp.*	2,209	1,476,562
Lululemon Athletica, Inc.*	553	282,743
Skechers USA, Inc., Class A*	38,290	2,386,999
		4,332,937

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
TRADING COMPANIES & DISTRIBUTORS - 1.8%
Beacon Roofing Supply, Inc.*	481	$41,857
WW Grainger, Inc.	5,424	4,494,814
		4,536,671
TOTAL COMMON STOCKS (Cost - $209,421,092)		251,897,786
RIGHTS - 0.0%†
ABIOMED, Inc., CVR*	1,883	1,921
Achillion Pharmaceuticals, Inc., CVR*	1,183	544
Prevail Therapeutics, Inc., CVR*	107	54
TOTAL RIGHTS (Cost - $0)		2,519
	Shares/ Principal	Fair Value
SHORT-TERM INVESTMENTS - 1.3%
MONEY MARKET FUNDS - 1.3%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 5.25% (a) (Cost - $3,340,404)	3,340,404	$3,340,404
TOTAL INVESTMENTS - 99.9% (Cost - $212,761,496)		$255,240,709
OTHER ASSETS LESS LIABILITIES - NET 0.1%		273,098
TOTAL NET ASSETS - 100.0%		$255,513,807

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

CVR - Contingent Value Rights

PLC - Public Limited Company

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Future	Goldman Sachs & Co.	16	3/15/2024	$3,856,000	$30,400

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio Review

December 31, 2023 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2023, the Class I shares of Global Atlantic BlackRock Disciplined Value Portfolio outperformed its reference benchmark, the Russell 1000® Value Index. The Portfolio posted a return of 13.95% compared to a benchmark return of 11.46%, a difference of 249 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the optimal trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

The Portfolio outperformed throughout much of the year, particularly towards the end of 2023, and was driven primarily by fundamental measures. Traditional valuation measures such as tracking company sales, cash flow efficiency, research expenditures, and other financial statement metrics all contributed the most as the move higher in interest rates broadly rewarded value styles. From a Quality perspective, there was a bifurcation of performance whereby contrarian and defensive insights, such as measures evaluating company financing ability, leverage usage, and management quality contributed to performance amidst the market focus on company financial health. Other growth-oriented quality measures such as evaluating company diversity and employee benefits also did well amidst strong performance from the technology sector. However, nontraditional quality insights focused on efficiency, evaluating "green" patents, and flows into sustainability related products for example, detracted from returns. Macro thematic insights modestly contributed to performance. Measures designed to capture business to business invoicing as well as insights capturing the enthusiasm around AI both helped to correctly position the portfolio in technology names, which was most observable through a successful overweight to Software and Semiconductor names. Other macro thematic measures evaluating inventory data and job hiring trends benefitted performance as these continued to align with a soft-landing narrative.

Sentiment measures detracted from performance. Consumer intent measures ultimately proved wrong footed, as insights evaluating mobile app downloads and social media data motivated an unsuccessful overweight to automobiles. Additionally, metrics designed to evaluate sentiment from bond markets as well as those evaluating managerial sentiment from conference call text also proved unsuccessful.

Lastly, a notable weak period of performance was the second quarter, in which security selection in health care was the primary source of weakness with adverse performance across pharma and health insurers. These include incorrect positioning around sentiment for weight loss drugs, deal activity for biopharma amid patent expiry, and the impact to health insurers amid an expected surge in expenses.

How was the Portfolio positioned at period end?

From a sector positioning perspective, the Portfolio remained largely sector neutral at the end of the year. The Portfolio had small overweight positions in the consumer discretionary and health care sectors and slight underweights in industrials and financials stocks. BlackRock's SAE team seeks to maintain a style neutral approach, so the Portfolio did not have any outsized active exposures to any particular style or factor.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2023 as compared to its benchmark:

			Annualized		Operating Expense**
	Inception Date*	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined Value Portfolio
Class I	November 1, 2017	13.95%	11.51%	8.53%	0.57%	0.57%
Class II	November 1, 2017	13.71%	11.24%	8.30%	0.82%	0.82%
Russell 1000® Value Index^		11.46%	10.91%	7.98%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2023. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The Russell 1000® Value Index (Total Return) measures the performance of large- and mid-capitalization value sectors of the U.S. equity market. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	98.5%
Short-Term Investments	1.4%
Other Assets less Liabilities - Net	0.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2023.

Derivatives are included in "Other Assets less Liabilities - Net"

3404174

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio of Investments

December 31, 2023

	Shares/ Principal	Fair Value
COMMON STOCKS - 98.5%
AEROSPACE & DEFENSE - 1.6%
HEICO Corp., Class A	672	$95,720
Lockheed Martin Corp.	4,502	2,040,486
Northrop Grumman Corp.	1,069	500,442
RTX Corp.	1,204	101,305
Textron, Inc.	11,075	890,651
		3,628,604
AIR FREIGHT & LOGISTICS - 0.9%
FedEx Corp.	693	175,308
United Parcel Service, Inc., Class B	11,558	1,817,265
		1,992,573
AUTOMOBILES - 1.1%
General Motors Co.	70,480	2,531,642
BANKS - 6.2%
Bank of America Corp.	98,937	3,331,209
Citigroup, Inc.	45,328	2,331,672
Citizens Financial Group, Inc.	25,412	842,154
Columbia Banking System, Inc.	4,999	133,373
First Citizens BancShares, Inc., Class A	96	136,221
First Horizon Corp.	8,679	122,895
Huntington Bancshares, Inc.	17,998	228,934
JPMorgan Chase & Co.	19,919	3,388,222
KeyCorp	107,812	1,552,493
Regions Financial Corp.	20,195	391,379
Synovus Financial Corp.	7,131	268,482
Wells Fargo & Co.	24,728	1,217,112
Zions Bancorp NA	462	20,268
		13,964,414
BEVERAGES - 2.4%
Coca-Cola Co. (The)	49,680	2,927,642
PepsiCo, Inc.	14,318	2,431,769
		5,359,411
BIOTECHNOLOGY - 3.7%
AbbVie, Inc.	4,696	727,739
Amgen, Inc.	8,440	2,430,889
Exact Sciences Corp.*	373	27,595
Exelixis, Inc.*	25,870	620,621
Gilead Sciences, Inc.	15,723	1,273,720
Incyte Corp.*	24,606	1,545,011
Moderna, Inc.*	2,089	207,751
Neurocrine Biosciences, Inc.*	1,432	188,681
Regeneron Pharmaceuticals, Inc.*	1,187	1,042,530
United Therapeutics Corp.*	1,843	405,257
		8,469,794
BROADLINE RETAIL - 0.8%
Amazon.com, Inc.*	11,969	1,818,570
eBay, Inc.	2,204	96,138
		1,914,708
	Shares/ Principal	Fair Value
BUILDING PRODUCTS - 1.3%
A O Smith Corp.	11,718	$966,032
Builders FirstSource, Inc.*	1,283	214,184
Johnson Controls International PLC	14,542	838,201
Owens Corning	5,640	836,017
		2,854,434
CAPITAL MARKETS - 3.9%
Affiliated Managers Group, Inc.	3,286	497,566
Franklin Resources, Inc.	10,783	321,226
Invesco Ltd.	85,274	1,521,288
Moody's Corp.	5,238	2,045,753
Morgan Stanley	325	30,306
MSCI, Inc.	685	387,470
Nasdaq, Inc.	30,641	1,781,468
Raymond James Financial, Inc.	961	107,151
S&P Global, Inc.	4,209	1,854,149
SEI Investments Co.	3,143	199,738
T Rowe Price Group, Inc.	513	55,245
		8,801,360
CHEMICALS - 2.7%
Air Products and Chemicals, Inc.	656	179,613
Cabot Corp.	413	34,485
Corteva, Inc.	581	27,841
Ecolab, Inc.	8,707	1,727,033
Huntsman Corp.	9,413	236,549
LyondellBasell Industries NV, Class A	23,282	2,213,653
Mosaic Co. (The)	11,709	418,363
PPG Industries, Inc.	4,751	710,512
Westlake Corp.	3,694	517,012
		6,065,061
COMMERCIAL SERVICES & SUPPLIES - 1.1%
Cintas Corp.	2,298	1,384,912
Republic Services, Inc.	6,503	1,072,410
		2,457,322
COMMUNICATIONS EQUIPMENT - 0.7%
Arista Networks, Inc.*	324	76,305
Ciena Corp.*	5,203	234,187
Cisco Systems, Inc.	11,484	580,172
Juniper Networks, Inc.	22,058	650,270
Viasat, Inc.*	4,287	119,821
		1,660,755
CONSTRUCTION & ENGINEERING - 1.4%
AECOM	13,629	1,259,729
EMCOR Group, Inc.	3,422	737,201
Valmont Industries, Inc.	4,596	1,073,212
		3,070,142
CONSTRUCTION MATERIALS - 0.0%†
Summit Materials, Inc., Class A*	1,956	75,228

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
CONSUMER FINANCE - 0.4%
American Express Co.	208	$38,967
Capital One Financial Corp.	606	79,459
OneMain Holdings, Inc.	11,049	543,611
Synchrony Financial	7,887	301,204
		963,241
CONSUMER STAPLES DISTRIBUTION & RETAIL - 1.5%
Sysco Corp.	8,891	650,199
Target Corp.	272	38,738
Walmart, Inc.	17,782	2,803,332
		3,492,269
CONTAINERS & PACKAGING - 0.4%
AptarGroup, Inc.	2,997	370,489
International Paper Co.	12,369	447,139
		817,628
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
AT&T, Inc.	67,418	1,131,274
Verizon Communications, Inc.	4,460	168,142
		1,299,416
ELECTRIC UTILITIES - 2.9%
Edison International	2,086	149,128
Entergy Corp.	2,881	291,528
Evergy, Inc.	34,257	1,788,216
IDACORP, Inc.	1,538	151,216
NextEra Energy, Inc.	5,345	324,655
OGE Energy Corp.	35,550	1,241,762
Portland General Electric Co.	10,954	474,746
PPL Corp.	71,344	1,933,423
Xcel Energy, Inc.	4,664	288,748
		6,643,422
ELECTRICAL EQUIPMENT - 1.1%
AMETEK, Inc.	9,990	1,647,251
Eaton Corp. PLC	251	60,446
Emerson Electric Co.	444	43,215
Rockwell Automation, Inc.	2,284	709,136
		2,460,048
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.9%
Flex Ltd.*	5,754	175,267
TE Connectivity Ltd.	13,984	1,964,752
		2,140,019
ENERGY EQUIPMENT & SERVICES - 0.5%
Baker Hughes Co.	21,995	751,789
Halliburton Co.	7,672	277,343
		1,029,132
	Shares/ Principal	Fair Value
ENTERTAINMENT - 0.6%
Electronic Arts, Inc.	5,716	$782,006
Liberty Media Corp.-Liberty Formula One, Class C*	7,278	459,460
Roku, Inc.*	346	31,715
Walt Disney Co. (The)	425	38,373
Warner Bros Discovery, Inc.*	7,337	83,495
		1,395,049
FINANCIAL SERVICES - 5.3%
Berkshire Hathaway, Inc., Class B*	15,491	5,525,020
Block, Inc.*	11,739	908,012
Euronet Worldwide, Inc.*	4,151	421,285
Fidelity National Information Services, Inc.	10,414	625,569
Fiserv, Inc.*	3,863	513,161
Mastercard, Inc., Class A	4,742	2,022,510
NCR Atleos Corp.*	1,557	37,820
Visa, Inc., Class A	7,760	2,020,316
		12,073,693
FOOD PRODUCTS - 2.0%
Archer-Daniels-Midland Co.	30,882	2,230,298
Bunge Global SA	2,061	208,058
Hershey Co. (The)	7,856	1,464,673
J M Smucker Co. (The)	4,035	509,943
Mondelez International, Inc., Class A	734	53,164
		4,466,136
GAS UTILITIES - 0.2%
New Jersey Resources Corp.	4,041	180,148
UGI Corp.	11,647	286,516
		466,664
GROUND TRANSPORTATION - 0.4%
CSX Corp.	7,461	258,673
JB Hunt Transport Services, Inc.	250	49,935
Old Dominion Freight Line, Inc.	749	303,592
Ryder System, Inc.	1,119	128,752
Saia, Inc.*	415	181,861
		922,813
HEALTH CARE EQUIPMENT & SUPPLIES - 3.8%
Abbott Laboratories	17,354	1,910,155
Align Technology, Inc.*	184	50,416
Becton Dickinson & Co.	1,209	294,790
Dexcom, Inc.*	1,075	133,397
Edwards Lifesciences Corp.*	762	58,102
Enovis Corp.*	2,498	139,938
Hologic, Inc.*	1,476	105,460
Medtronic PLC	39,100	3,221,058
Novocure Ltd.*	15,321	228,743
ResMed, Inc.	1,342	230,851
Stryker Corp.	7,124	2,133,353
		8,506,263

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
HEALTH CARE PROVIDERS & SERVICES - 2.2%
Cardinal Health, Inc.	651	$65,621
Centene Corp.*	1,568	116,361
Cigna Corp. (The)	2,313	692,628
Elevance Health, Inc.	6,172	2,910,468
Ensign Group, Inc. (The)	494	55,432
HCA Healthcare, Inc.	3,325	900,011
McKesson Corp.	344	159,265
		4,899,786
HEALTH CARE REITS - 0.0%†
Healthpeak Properties, Inc.	3,845	76,131
Medical Properties Trust, Inc.	7,853	38,558
		114,689
HEALTH CARE TECHNOLOGY - 0.4%
Teladoc Health, Inc.*	43,931	946,713
HOTEL & RESORT REITS - 0.2%
Park Hotels & Resorts, Inc.	24,165	369,724
HOTELS, RESTAURANTS & LEISURE - 1.0%
Booking Holdings, Inc.*	12	42,567
Boyd Gaming Corp.	10,137	634,678
Caesars Entertainment, Inc.*	8,149	382,025
McDonald's Corp.	2,763	819,257
MGM Resorts International*	1,439	64,295
Royal Caribbean Cruises Ltd.*	554	71,737
Travel + Leisure Co.	9,338	365,022
		2,379,581
HOUSEHOLD DURABLES - 1.0%
DR Horton, Inc.	8,225	1,250,036
Leggett & Platt, Inc.	38,243	1,000,819
Mohawk Industries, Inc.*	400	41,400
		2,292,255
HOUSEHOLD PRODUCTS - 2.1%
Colgate-Palmolive Co.	8,472	675,303
Kimberly-Clark Corp.	15,904	1,932,495
Procter & Gamble Co. (The)	15,377	2,253,346
		4,861,144
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.7%
AES Corp. (The)	77,206	1,486,216
Clearway Energy, Inc., Class A	1,276	32,640
		1,518,856
INDUSTRIAL CONGLOMERATES - 0.8%
3M Co.	452	49,413
Honeywell International, Inc.	7,893	1,655,241
		1,704,654
	Shares/ Principal	Fair Value
INDUSTRIAL REITS - 0.4%
First Industrial Realty Trust, Inc.	11,802	$621,611
Prologis, Inc.	945	125,969
Rexford Industrial Realty, Inc.	4,192	235,171
		982,751
INSURANCE - 4.7%
American Financial Group, Inc.	732	87,027
Everest Group Ltd.	1,143	404,142
Hartford Financial Services Group, Inc. (The)	11,610	933,212
Marsh & McLennan Cos., Inc.	7,108	1,346,753
MetLife, Inc.	37,434	2,475,510
Reinsurance Group of America, Inc.	12,127	1,961,906
Travelers Cos., Inc. (The)	10,833	2,063,578
W R Berkley Corp.	18,315	1,295,237
		10,567,365
INTERACTIVE MEDIA & SERVICES - 1.3%
Alphabet, Inc., Class A*	13,840	1,933,309
Meta Platforms, Inc., Class A*	3,159	1,118,160
		3,051,469
IT SERVICES - 0.4%
Amdocs Ltd.	8,874	779,936
Okta, Inc.*	793	71,790
		851,726
LIFE SCIENCES TOOLS & SERVICES - 0.8%
Agilent Technologies, Inc.	9,618	1,337,190
Bio-Rad Laboratories, Inc., Class A*	354	114,303
Mettler-Toledo International, Inc.*	52	63,074
Thermo Fisher Scientific, Inc.	611	324,313
		1,838,880
MACHINERY - 3.7%
CNH Industrial NV	29,214	355,827
Cummins, Inc.	1,300	311,441
Flowserve Corp.	11,928	491,672
Graco, Inc.	5,541	480,737
Illinois Tool Works, Inc.	3,995	1,046,450
Oshkosh Corp.	18,189	1,971,869
Otis Worldwide Corp.	7,885	705,471
PACCAR, Inc.	654	63,863
Parker-Hannifin Corp.	1,520	700,264
Snap-on, Inc.	1,756	507,203
Timken Co. (The)	451	36,148
Xylem, Inc.	13,910	1,590,748
		8,261,693
MEDIA - 2.4%
Comcast Corp., Class A	62,109	2,723,480
Fox Corp., Class A	57,154	1,695,759
Fox Corp., Class B	1,847	51,070
Liberty Media Corp-Liberty SiriusXM*	21,867	629,332

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
MEDIA - 2.4% (Continued)
Liberty Media Corp-Liberty SiriusXM, Class A*	637	$18,307
Paramount Global, Class B	19,288	285,270
		5,403,218
METALS & MINING - 1.0%
Alcoa Corp.	11,197	380,698
Freeport-McMoRan, Inc.	5,956	253,547
Newmont Corp.	1,215	50,289
Nucor Corp.	6,901	1,201,050
Steel Dynamics, Inc.	2,409	284,503
		2,170,087
MULTI-UTILITIES - 0.7%
Black Hills Corp.	1,134	61,179
CMS Energy Corp.	16,959	984,809
DTE Energy Co.	4,615	508,850
		1,554,838
OFFICE REITS - 0.5%
Boston Properties, Inc.	4,409	309,380
Highwoods Properties, Inc.	20,238	464,664
Kilroy Realty Corp.	6,552	261,032
		1,035,076
OIL, GAS & CONSUMABLE FUELS - 6.8%
Chevron Corp.	15,243	2,273,646
ConocoPhillips	20,319	2,358,426
Devon Energy Corp.	26,127	1,183,553
EOG Resources, Inc.	14,118	1,707,572
Exxon Mobil Corp.	39,089	3,908,118
Marathon Oil Corp.	6,547	158,176
Marathon Petroleum Corp.	13,081	1,940,697
Pioneer Natural Resources Co.	3,146	707,473
Valero Energy Corp.	8,279	1,076,270
		15,313,931
PASSENGER AIRLINES - 0.2%
Delta Air Lines, Inc.	7,108	285,955
United Airlines Holdings, Inc.*	5,233	215,913
		501,868
PHARMACEUTICALS - 4.4%
Bristol-Myers Squibb Co.	50,254	2,578,533
Johnson & Johnson	22,129	3,468,499
Merck & Co., Inc.	15,253	1,662,882
Perrigo Co. PLC	7,230	232,661
Pfizer, Inc.	73,453	2,114,712
		10,057,287
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.0%†
Zillow Group, Inc., Class A*	685	38,853
	Shares/ Principal	Fair Value
RESIDENTIAL REITS - 2.0%
Apartment Income REIT Corp.	1,845	$64,077
Camden Property Trust	20,654	2,050,736
Equity Residential	34,348	2,100,724
Independence Realty Trust, Inc.	7,456	114,077
Mid-America Apartment Communities, Inc.	860	115,635
		4,445,249
RETAIL REITS - 1.3%
Brixmor Property Group, Inc.	4,574	106,437
Kimco Realty Corp.	61,535	1,311,311
Simon Property Group, Inc.	10,095	1,439,951
		2,857,699
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.1%
Applied Materials, Inc.	8,018	1,299,477
Cirrus Logic, Inc.*	4,394	365,537
Intel Corp.	58,726	2,950,981
Lam Research Corp.	441	345,418
MaxLinear, Inc.*	1,939	46,090
Micron Technology, Inc.	11,228	958,197
NVIDIA Corp.	2,603	1,289,058
QUALCOMM, Inc.	13,603	1,967,402
		9,222,160
SOFTWARE - 2.6%
Adobe, Inc.*	778	464,155
Fortinet, Inc.*	3,368	197,129
Klaviyo, Inc., Class A*	1,184	32,891
Manhattan Associates, Inc.*	7,304	1,572,697
Microsoft Corp.	5,366	2,017,831
Oracle Corp.	6,169	650,398
Salesforce, Inc.*	3,407	896,518
		5,831,619
SPECIALIZED REITS - 0.4%
Equinix, Inc.	154	124,030
Public Storage	2,672	814,960
		938,990
SPECIALTY RETAIL - 1.6%
AutoNation, Inc.*	1,850	277,833
Best Buy Co., Inc.	13,063	1,022,572
Home Depot, Inc. (The)	160	55,448
Penske Automotive Group, Inc.	1,816	291,486
Petco Health & Wellness Co., Inc.*	12,034	38,027
TJX Cos., Inc. (The)	15,858	1,487,639
Ulta Beauty, Inc.*	293	143,567
Wayfair, Inc., Class A*	3,281	202,438
		3,519,010

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.6%
Apple, Inc.	5,651	$1,087,987
Dell Technologies, Inc., Class C	4,045	309,443
Hewlett Packard Enterprise Co.	93,008	1,579,276
HP, Inc.	22,649	681,508
		3,658,214
TEXTILES, APPAREL & LUXURY GOODS - 0.5%
Lululemon Athletica, Inc.*	573	292,969
Skechers USA, Inc., Class A*	12,119	755,499
Under Armour, Inc., Class C*	2,143	17,894
		1,066,362
TRADING COMPANIES & DISTRIBUTORS - 0.3%
WW Grainger, Inc.	933	773,168
WATER UTILITIES - 0.0%†
American Water Works Co., Inc.	849	112,059
TOTAL COMMON STOCKS (Cost - $194,116,776)		222,662,215
	Shares/ Principal	Fair Value
SHORT-TERM INVESTMENTS - 1.4%
MONEY MARKET FUNDS - 1.4%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 5.25% (a) (Cost - $3,064,455)	3,064,455	$3,064,455
TOTAL INVESTMENTS - 99.9% (Cost - $197,181,231)		$225,726,670
OTHER ASSETS LESS LIABILITIES - NET 0.1%		222,946
TOTAL NET ASSETS - 100.0%		$225,949,616

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

PLC - Public Limited Company

REIT - Real Estate Investment Trust

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Future	Goldman Sachs & Co.	15	3/15/2024	$3,615,000	$93,425

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio Review

December 31, 2023 (Unaudited)

Investment Objective

The Portfolio seeks to provide total return.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2023, the Class I shares of Global Atlantic BlackRock High Yield Portfolio modestly underperformed its reference benchmark, the ICE BofA BB-B U.S. High Yield Constrained Index. The Portfolio posted a return of 12.37% compared to a benchmark return of 12.58%, a difference of -21 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

The high yield fixed income market began 2023 strong, posting positive returns despite March's "banking crisis" event. Together with supportive demand in investment grade ("IG") and high yield debt markets, this highlighted the market's confidence regarding actions taken by central banks and regulators to contain the credit event and maintain financial stability. Through the second and third quarters, the high yield market was up, driven primarily by lower quality issuers, such as CCC and B-rated securities, outperforming their higher quality BB-rated brethren. This rally in high yield was juxtaposed against a sell-off in treasuries, as 10-year U.S. Treasury yields hit multi-decade highs of 5%. The high yield market had a very strong fourth quarter, particularly higher quality credits as spreads widened and investors sought more defensive positions. Overall during the year, the yield on the ICE BofA BB-B U.S. High Yield Constrained Index declined significantly from 8.05% to 6.65%, while spreads also tightened meaningfully from +399 bps to +266 bps.

Despite a continued rise in interest rates, high yield new issuance rose 67% to $173 billion in 2023. From a default perspective, nearly 90 companies either defaulted or completed distressed transactions totaling $83.7 billion, a 75% increase over 2022 and the fourth highest annual total on record.

The primary contributors during the period were security selection in financial services (consumer/commercial/lease financing), energy (oil field equipment & services and exploration & production), and basic materials (metals/mining). The primary detractors during the period were security selection in media (median content, cable & satellite TV sub-sectors), healthcare (health facilities), and an underweight position in technology (software/services and electronics).

How was the Portfolio positioned at period end?

At period end, the Portfolio was overweight basic industry, energy, and financial services. The largest sector underweights were telecommunications, technology & electronics, and media. The Portfolio decreased its underweight to the healthcare sector, primarily driven by decreasing the underweights in health services and health facilities. Over the period, the Portfolio moved from overweight to underweight retail, particularly through the food & drug retail and restaurants subsectors. Within basic industry, the Portfolio increased its overweight, mainly driven by moving from underweight to overweight chemicals.

Global Atlantic BlackRock High Yield Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2023 as compared to its benchmark:

			Annualized		Operating Expense**
	Inception Date*	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock High Yield Portfolio
Class I	November 1, 2017	12.37%	5.15%	3.28%	0.62%	0.62%
Class II	November 1, 2017	12.11%	4.89%	3.03%	0.87%	0.87%
ICE BofA BB-B U.S. High Yield Constrained Index^		12.58%	5.19%	3.83%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2023. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The ICE BofA BB-B U.S. High Yield Constrained Index contains all securities in the ICE BofA BB-B U.S. High Yield Index rated BB1 through B3, based on an average of Moody's, S&P, and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Corporate Bonds and Notes	96.8%
Short-Term Investments	1.5%
Other Assets less Liabilities - Net	1.7%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2023.

Derivatives are included in "Other Assets less Liabilities - Net"

3404174

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments

December 31, 2023

	Shares/ Principal	Fair Value
CORPORATE BONDS AND NOTES - 96.8%
ADVERTISING - 0.7%
Advantage Sales & Marketing, Inc., 6.50%, 11/15/28 (a)	$383,000	$352,938
AEROSPACE & DEFENSE - 2.8%
Bombardier, Inc., 7.13%, 6/15/26 (a)	90,000	89,592
Moog, Inc., 4.25%, 12/15/27 (a)	10,000	9,442
Rolls-Royce PLC, 5.75%, 10/15/27 (a)	355,000	355,624
Spirit AeroSystems, Inc., 9.75%, 11/15/30 (a)	30,000	32,259
TransDigm, Inc.
6.25%, 3/15/26 (a)	207,000	206,630
5.50%, 11/15/27	373,000	365,324
6.75%, 8/15/28 (a)	311,000	318,157
		1,377,028
AGRICULTURE - 1.0%
Turning Point Brands, Inc., 5.63%, 2/15/26 (a)	6,000	5,599
Vector Group Ltd., 5.75%, 2/1/29 (a)	520,000	476,158
		481,757
APPAREL - 0.2%
Crocs, Inc., 4.25%, 3/15/29 (a)	142,000	126,827
AUTO MANUFACTURERS - 1.1%
Allison Transmission, Inc., 5.88%, 6/1/29 (a)	90,000	89,670
Jaguar Land Rover Automotive PLC
5.88%, 1/15/28 (a)	275,000	271,386
5.50%, 7/15/29 (a)	50,000	48,716
JB Poindexter & Co., Inc., 8.75%, 12/15/31 (a)	48,000	48,946
Wabash National Corp., 4.50%, 10/15/28 (a)	102,000	92,036
		550,754
AUTO PARTS & EQUIPMENT - 1.2%
IHO Verwaltungs GmbH
4.75% Cash, or 5.50% PIK, 9/15/26 (a),(b)	200,000	191,500
6.00% Cash, or 6.75% PIK, 5/15/27 (a),(b)	75,000	73,074
Titan International, Inc., 7.00%, 4/30/28	328,000	328,165
		592,739
BANKS - 1.7%
Freedom Mortgage Corp.
7.63%, 5/1/26 (a)	83,000	82,042
12.00%, 10/1/28 (a)	40,000	43,685
12.25%, 10/1/30 (a)	40,000	43,851
Intesa Sanpaolo SpA
8.25%, (US 1 Year CMT T-Note + 4.40%), 11/21/33 (a),(c)	200,000	217,346
4.95%, (US 1 Year CMT T-Note + 2.75%), 6/1/42 (a),(c)	35,000	24,953
Popular, Inc., 7.25%, 3/13/28	187,000	192,376
Texas Capital Bancshares, Inc., 4.00%, (US 5 Year CMT T-Note + 3.15%), 5/6/31 (c)	52,000	45,124
UniCredit SpA, 5.46%, (US 5 Year CMT T-Note + 4.75%), 6/30/35 (a),(c)	200,000	188,253
		837,630
	Shares/ Principal	Fair Value
BUILDING MATERIALS - 1.3%
AmeriTex HoldCo Intermediate LLC, 10.25%, 10/15/28 (a)	$35,000	$35,963
Boise Cascade Co., 4.88%, 7/1/30 (a)	135,000	126,757
Builders FirstSource, Inc., 6.38%, 6/15/32 (a)	224,000	228,800
Eco Material Technologies, Inc., 7.88%, 1/31/27 (a)	95,000	95,000
Smyrna Ready Mix Concrete LLC, 8.88%, 11/15/31 (a)	100,000	105,131
Standard Industries, Inc., 4.75%, 1/15/28 (a)	56,000	53,933
		645,584
CHEMICALS - 2.5%
Chemours Co. (The)
5.38%, 5/15/27	27,000	26,376
5.75%, 11/15/28 (a)	321,000	305,757
CVR Partners LP / CVR Nitrogen Finance Corp., 6.13%, 6/15/28 (a)	329,000	306,931
NOVA Chemicals Corp., 8.50%, 11/15/28 (a)	60,000	62,920
Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.00%, 1/27/30 (a)	98,000	90,892
Rain Carbon, Inc., 12.25%, 9/1/29 (a)	342,000	334,305
Rain CII Carbon LLC / CII Carbon Corp., 7.25%, 4/1/25 (a)	2,000	1,930
Tronox, Inc., 4.63%, 3/15/29 (a)	99,000	87,656
Valvoline, Inc., 3.63%, 6/15/31 (a)	24,000	20,482
		1,237,249
COAL - 0.6%
SunCoke Energy, Inc., 4.88%, 6/30/29 (a)	200,000	179,993
Warrior Met Coal, Inc., 7.88%, 12/1/28 (a)	104,000	103,200
		283,193
COMMERCIAL SERVICES - 4.7%
Adtalem Global Education, Inc., 5.50%, 3/1/28 (a)	39,000	37,514
AMN Healthcare, Inc., 4.63%, 10/1/27 (a)	42,000	39,743
APX Group, Inc.
6.75%, 2/15/27 (a)	315,000	314,213
5.75%, 7/15/29 (a)	304,000	283,494
CPI CG, Inc., 8.63%, 3/15/26 (a)	226,000	218,090
Garda World Security Corp., 7.75%, 2/15/28 (a)	25,000	25,865
GEO Group, Inc. (The), 10.50%, 6/30/28	151,000	153,265
MPH Acquisition Holdings LLC, 5.50%, 9/1/28 (a)	43,000	38,502
Neptune Bidco US, Inc., 9.29%, 4/15/29 (a)	122,000	113,736
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.25%, 1/15/28 (a)	37,000	36,815
PROG Holdings, Inc., 6.00%, 11/15/29 (a)	298,000	274,616
Sabre GLBL, Inc.
8.63%, 6/1/27 (a)	88,000	79,932
11.25%, 12/15/27 (a)	353,000	346,833
TriNet Group, Inc., 7.13%, 8/15/31 (a)	80,000	82,413
Upbound Group, Inc., 6.38%, 2/15/29 (a)	236,000	221,488

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
COMMERCIAL SERVICES - 4.7% (Continued)
VT Topco, Inc., 8.50%, 8/15/30 (a)	$27,000	$28,090
Williams Scotsman, Inc., 4.63%, 8/15/28 (a)	49,000	46,225
		2,340,834
COMPUTERS - 0.9%
Conduent Business Services LLC / Conduent State & Local Solutions, Inc., 6.00%, 11/1/29 (a)	27,000	24,310
KBR, Inc., 4.75%, 9/30/28 (a)	134,000	124,185
NCR Atleos Corp., 9.50%, 4/1/29 (a)	60,000	63,750
Seagate HDD Cayman, 9.63%, 12/1/32	59,000	67,466
Western Digital Corp., 4.75%, 2/15/26	182,000	178,618
		458,329
DISTRIBUTION & WHOLESALE - 0.3%
G-III Apparel Group Ltd., 7.88%, 8/15/25 (a)	100,000	100,000
Windsor Holdings III LLC, 8.50%, 6/15/30 (a)	45,000	47,026
		147,026
DIVERSIFIED FINANCIAL SERVICES - 6.8%
AG TTMT Escrow Issuer LLC, 8.63%, 9/30/27 (a)	75,000	78,854
Bread Financial Holdings, Inc., 9.75%, 3/15/29 (a)	146,000	150,779
Burford Capital Global Finance LLC
6.88%, 4/15/30 (a)	130,000	125,459
9.25%, 7/1/31 (a)	200,000	212,560
Coinbase Global, Inc., 3.38%, 10/1/28 (a)	499,000	421,378
Credit Acceptance Corp.
6.63%, 3/15/26	43,000	42,913
9.25%, 12/15/28 (a)	175,000	186,620
Enova International, Inc., 11.25%, 12/15/28 (a)	147,000	151,442
GGAM Finance Ltd.
7.75%, 5/15/26 (a)	30,000	30,450
8.00%, 2/15/27 (a)	55,000	56,236
8.00%, 6/15/28 (a)	28,000	28,969
goeasy Ltd., 9.25%, 12/1/28 (a)	167,000	178,351
Macquarie Airfinance Holdings Ltd., 8.38%, 5/1/28 (a)	25,000	26,184
Nationstar Mortgage Holdings, Inc.
5.00%, 2/1/26 (a)	35,000	34,225
5.50%, 8/15/28 (a)	159,000	153,214
5.75%, 11/15/31 (a)	255,000	237,787
NFP Corp., 8.50%, 10/1/31 (a)	55,000	59,543
OneMain Finance Corp.
6.88%, 3/15/25	31,000	31,381
7.13%, 3/15/26	257,000	261,860
9.00%, 1/15/29	70,000	74,046
PennyMac Financial Services, Inc.
5.38%, 10/15/25 (a)	30,000	29,648
7.88%, 12/15/29 (a)	45,000	46,328
5.75%, 9/15/31 (a)	2,000	1,852
Synchrony Financial, 7.25%, 2/2/33	140,000	139,208
	Shares/ Principal	Fair Value
DIVERSIFIED FINANCIAL SERVICES - 6.8% (Continued)
United Wholesale Mortgage LLC
5.50%, 11/15/25 (a)	$145,000	$144,165
5.75%, 6/15/27 (a)	428,000	419,487
5.50%, 4/15/29 (a)	43,000	40,709
		3,363,648
ELECTRIC - 3.0%
NRG Energy, Inc., 5.25%, 6/15/29 (a)	138,000	133,613
Pacific Gas and Electric Co., 6.15%, 1/15/33	30,000	31,150
PG&E Corp., 5.25%, 7/1/30	618,000	596,454
Talen Energy Supply LLC, 8.63%, 6/1/30 (a)	90,000	96,024
Vistra Operations Co. LLC
5.50%, 9/1/26 (a)	117,000	115,721
5.63%, 2/15/27 (a)	204,000	201,219
5.00%, 7/31/27 (a)	15,000	14,606
7.75%, 10/15/31 (a)	280,000	290,728
		1,479,515
ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
Energizer Holdings, Inc., 6.50%, 12/31/27 (a)	47,000	47,000
EnerSys, 4.38%, 12/15/27 (a)	69,000	65,550
		112,550
ELECTRONICS - 0.2%
Atkore, Inc., 4.25%, 6/1/31 (a)	102,000	91,036
ENGINEERING & CONSTRUCTION - 1.1%
AECOM, 5.13%, 3/15/27	190,000	188,613
Arcosa, Inc., 4.38%, 4/15/29 (a)	65,000	60,540
Brand Industrial Services, Inc., 10.38%, 8/1/30 (a)	50,000	52,876
MasTec, Inc., 6.63%, 8/15/29 (a)	161,000	145,303
VM Consolidated, Inc., 5.50%, 4/15/29 (a)	75,000	70,960
Weekley Homes LLC / Weekley Finance Corp., 4.88%, 9/15/28 (a)	37,000	34,416
		552,708
ENTERTAINMENT - 1.6%
Affinity Interactive, 6.88%, 12/15/27 (a)	37,000	32,968
Boyne USA, Inc., 4.75%, 5/15/29 (a)	82,000	77,112
Churchill Downs, Inc.
5.75%, 4/1/30 (a)	72,000	70,199
6.75%, 5/1/31 (a)	272,000	276,063
Jacobs Entertainment, Inc., 6.75%, 2/15/29 (a)	45,000	42,300
Live Nation Entertainment, Inc., 6.50%, 5/15/27 (a)	5,000	5,087
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp., 4.88%, 5/1/29 (a)	40,000	37,200
Resorts World Las Vegas LLC / RWLV Capital, Inc., 8.45%, 7/27/30 (a)	200,000	204,076
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 7.13%, 2/15/31 (a)	37,000	38,500
		783,505

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
ENVIRONMENTAL CONTROL - 0.1%
Covanta Holding Corp., 5.00%, 9/1/30	$57,000	$48,516
FOREST PRODUCTS & PAPER - 0.6%
Domtar Corp., 6.75%, 10/1/28 (a)	320,000	289,215
GAS - 0.9%
AmeriGas Partners LP / AmeriGas Finance Corp.
5.88%, 8/20/26	125,000	123,699
5.75%, 5/20/27	96,000	93,295
9.38%, 6/1/28 (a)	208,000	214,835
		431,829
HEALTHCARE-PRODUCTS - 0.4%
Bausch & Lomb Escrow Corp., 8.38%, 10/1/28 (a)	132,000	139,252
Embecta Corp., 6.75%, 2/15/30 (a)	60,000	52,200
		191,452
HEALTHCARE-SERVICES - 3.3%
DaVita, Inc., 4.63%, 6/1/30 (a)	535,000	466,621
Encompass Health Corp.
4.50%, 2/1/28	24,000	22,966
4.63%, 4/1/31	479,000	440,788
Fortrea Holdings, Inc., 7.50%, 7/1/30 (a)	106,000	108,910
Heartland Dental LLC / Heartland Dental Finance Corp., 10.50%, 4/30/28 (a)	44,000	45,652
LifePoint Health, Inc.
9.88%, 8/15/30 (a)	47,000	47,488
11.00%, 10/15/30 (a)	40,000	42,133
Molina Healthcare, Inc., 4.38%, 6/15/28 (a)	145,000	137,196
Star Parent, Inc., 9.00%, 10/1/30 (a)	25,000	26,349
Tenet Healthcare Corp., 6.13%, 10/1/28	286,000	285,191
		1,623,294
HOME BUILDERS - 2.9%
Adams Homes, Inc., 9.25%, 10/15/28 (a)	72,000	73,003
Ashton Woods USA LLC / Ashton Woods Finance Co.
6.63%, 1/15/28 (a)	37,000	35,896
4.63%, 4/1/30 (a)	28,000	24,965
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC, 6.25%, 9/15/27 (a)	90,000	87,200
Forestar Group, Inc., 5.00%, 3/1/28 (a)	39,000	37,544
Installed Building Products, Inc., 5.75%, 2/1/28 (a)	170,000	164,900
LGI Homes, Inc.
8.75%, 12/15/28 (a)	143,000	152,116
4.00%, 7/15/29 (a)	84,000	72,450
M/I Homes, Inc., 4.95%, 2/1/28	118,000	113,524
Shea Homes LP / Shea Homes Funding Corp., 4.75%, 4/1/29	43,000	39,560
Taylor Morrison Communities, Inc., 5.75%, 1/15/28 (a)	246,000	246,859
	Shares/ Principal	Fair Value
HOME BUILDERS - 2.9% (Continued)
Thor Industries, Inc., 4.00%, 10/15/29 (a)	$252,000	$224,769
Tri Pointe Homes, Inc., 5.70%, 6/15/28	169,000	166,676
		1,439,462
HOME FURNISHINGS - 0.1%
Tempur Sealy International, Inc., 4.00%, 4/15/29 (a)	66,000	59,596
INTERNET - 1.3%
Cars.com, Inc., 6.38%, 11/1/28 (a)	220,000	210,975
Cogent Communications Group, Inc., 7.00%, 6/15/27 (a)	399,000	400,995
EquipmentShare.com, Inc., 9.00%, 5/15/28 (a)	25,000	25,784
		637,754
IRON & STEEL - 1.6%
ATI, Inc., 5.13%, 10/1/31	41,000	38,106
Carpenter Technology Corp., 7.63%, 3/15/30	95,000	97,850
Infrabuild Australia Pty Ltd., 14.50%, 11/15/28 (a)	70,000	72,100
Mineral Resources Ltd.
8.13%, 5/1/27 (a)	135,000	137,365
8.00%, 11/1/27 (a)	120,000	123,034
9.25%, 10/1/28 (a)	97,000	103,186
8.50%, 5/1/30 (a)	215,000	224,100
		795,741
LEISURE TIME - 3.7%
Carnival Corp.
7.63%, 3/1/26 (a)	513,000	522,294
5.75%, 3/1/27 (a)	35,000	34,178
6.00%, 5/1/29 (a)	135,000	129,857
10.50%, 6/1/30 (a)	252,000	275,641
NCL Corp. Ltd.
8.38%, 2/1/28 (a)	99,000	104,907
8.13%, 1/15/29 (a)	40,000	41,765
Royal Caribbean Cruises Ltd.
5.50%, 8/31/26 (a)	359,000	355,611
11.63%, 8/15/27 (a)	353,000	384,119
		1,848,372
LODGING - 0.4%
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc
5.00%, 6/1/29 (a)	40,000	36,901
4.88%, 7/1/31 (a)	34,000	30,088
Travel + Leisure Co., 6.63%, 7/31/26 (a)	106,000	107,060
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25 (a)	42,000	41,781
		215,830
MACHINERY-CONSTRUCTION & MINING - 0.1%
BWX Technologies, Inc., 4.13%, 6/30/28 (a)	68,000	63,056

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
MACHINERY-DIVERSIFIED - 0.9%
ATS Corp., 4.13%, 12/15/28 (a)	$218,000	$200,500
GrafTech Global Enterprises, Inc., 9.88%, 12/15/28 (a)	318,000	245,258
		445,758
MEDIA - 7.3%
AMC Networks, Inc., 4.75%, 8/1/25	62,000	60,371
Belo Corp., 7.75%, 6/1/27	4,000	4,063
Cable One, Inc., 4.00%, 11/15/30 (a)	105,000	85,012
CCO Holdings LLC / CCO Holdings Capital Corp.
5.13%, 5/1/27 (a)	132,000	127,382
5.00%, 2/1/28 (a)	46,000	44,028
5.38%, 6/1/29 (a)	167,000	157,465
4.75%, 3/1/30 (a)	72,000	65,779
4.50%, 8/15/30 (a)	26,000	23,440
4.25%, 2/1/31 (a)	94,000	82,160
7.38%, 3/1/31 (a)	340,000	348,739
4.75%, 2/1/32 (a)	121,000	106,717
4.50%, 5/1/32	146,000	124,987
4.50%, 6/1/33 (a)	161,000	136,291
4.25%, 1/15/34 (a)	39,000	31,704
CSC Holdings LLC, 11.25%, 5/15/28 (a)	90,000	92,732
DIRECTV Financing LLC / DIRECTV Financing Co.-Obligor, Inc., 5.88%, 8/15/27 (a)	635,000	597,039
DISH DBS Corp., 5.75%, 12/1/28 (a)	70,000	55,832
DISH Network Corp., 11.75%, 11/15/27 (a)	65,000	68,051
GCI LLC, 4.75%, 10/15/28 (a)	275,000	254,339
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27 (a)	55,000	53,870
Nexstar Media, Inc.
5.63%, 7/15/27 (a)	169,000	163,399
4.75%, 11/1/28 (a)	161,000	148,366
TEGNA, Inc.
4.63%, 3/15/28	214,000	199,891
5.00%, 9/15/29	22,000	20,157
Univision Communications, Inc.
8.00%, 8/15/28 (a)	125,000	128,976
7.38%, 6/30/30 (a)	90,000	89,748
UPC Broadband Finco BV, 4.88%, 7/15/31 (a)	60,000	52,807
UPC Holding BV, 5.50%, 1/15/28 (a)	25,000	23,568
Virgin Media Secured Finance PLC, 5.50%, 5/15/29 (a)	150,000	144,907
VZ Secured Financing BV, 5.00%, 1/15/32 (a)	125,000	106,374
		3,598,194
MINING - 2.7%
Arsenal AIC Parent LLC, 8.00%, 10/1/30 (a)	32,000	33,387
Eldorado Gold Corp., 6.25%, 9/1/29 (a)	307,000	289,554
FMG Resources August 2006 Pty Ltd.
4.50%, 9/15/27 (a)	5,000	4,805
5.88%, 4/15/30 (a)	430,000	427,708
6.13%, 4/15/32 (a)	86,000	86,658
	Shares/ Principal	Fair Value
MINING - 2.7% (Continued)
New Gold, Inc., 7.50%, 7/15/27 (a)	$135,000	$136,217
Taseko Mines Ltd., 7.00%, 2/15/26 (a)	398,000	376,851
		1,355,180
MISCELLANEOUS MANUFACTURING - 0.2%
Calderys Financing LLC, 11.25%, 6/1/28 (a)	54,000	56,559
LSB Industries, Inc., 6.25%, 10/15/28 (a)	48,000	45,533
		102,092
OFFICE & BUSINESS EQUIPMENT - 0.4%
Pitney Bowes, Inc., 7.25%, 3/15/29 (a)	189,000	161,831
Xerox Holdings Corp., 5.50%, 8/15/28 (a)	49,000	44,231
		206,062
OFFICE FURNISHINGS - 0.6%
Interface, Inc., 5.50%, 12/1/28 (a)	95,000	87,807
Steelcase, Inc., 5.13%, 1/18/29	202,000	191,452
		279,259
OIL & GAS - 13.0%
Aethon United BR LP / Aethon United Finance Corp., 8.25%, 2/15/26 (a)	39,000	39,195
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 5.88%, 6/30/29 (a)	50,000	46,436
Athabasca Oil Corp., 9.75%, 11/1/26 (a)	44,000	46,254
Baytex Energy Corp.
8.75%, 4/1/27 (a)	151,000	156,177
8.50%, 4/30/30 (a)	36,000	37,247
Berry Petroleum Co. LLC, 7.00%, 2/15/26 (a)	180,000	175,851
Chord Energy Corp., 6.38%, 6/1/26 (a)	255,000	255,000
Civitas Resources, Inc.
5.00%, 10/15/26 (a)	33,000	32,000
8.38%, 7/1/28 (a)	295,000	307,985
8.63%, 11/1/30 (a)	55,000	58,326
8.75%, 7/1/31 (a)	192,000	204,454
CNX Resources Corp.
7.25%, 3/14/27 (a)	7,000	7,062
7.38%, 1/15/31 (a)	30,000	30,214
Crescent Energy Finance LLC^
7.25%, 5/1/26 (a)	271,000	272,561
9.25%, 2/15/28 (a)	253,000	262,505
CVR Energy, Inc.
5.75%, 2/15/28 (a)	118,000	108,855
8.50%, 1/15/29 (a)	293,000	292,267
Diamond Foreign Asset Co. / Diamond Finance LLC, 8.50%, 10/1/30 (a)	54,000	55,161
Energean PLC, 6.50%, 4/30/27 (a)	200,000	181,520
Harbour Energy PLC, 5.50%, 10/15/26 (a)	115,000	112,412
Hilcorp Energy I LP / Hilcorp Finance Co., 8.38%, 11/1/33 (a)	30,000	31,783
Ithaca Energy North Sea PLC, 9.00%, 7/15/26 (a)	200,000	197,854
MEG Energy Corp., 5.88%, 2/1/29 (a)	332,000	322,586
Noble Finance II LLC, 8.00%, 4/15/30 (a)	240,000	250,449

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
OIL & GAS - 13.0% (Continued)
Northern Oil and Gas, Inc.
8.13%, 3/1/28 (a)	$266,000	$269,325
8.75%, 6/15/31 (a)	158,000	164,384
Parkland Corp.
5.88%, 7/15/27 (a)	69,000	68,722
4.50%, 10/1/29 (a)	75,000	68,735
4.63%, 5/1/30 (a)	246,000	226,320
PBF Holding Co. LLC / PBF Finance Corp.
6.00%, 2/15/28	317,000	307,815
7.88%, 9/15/30 (a)	96,000	97,766
Permian Resources Operating LLC, 9.88%, 7/15/31 (a)	16,000	17,780
Seadrill Finance Ltd., 8.38%, 8/1/30 (a)	305,000	318,216
Strathcona Resources Ltd., 6.88%, 8/1/26 (a)	168,000	160,439
Sunoco LP / Sunoco Finance Corp., 7.00%, 9/15/28 (a)	65,000	67,047
Talos Production, Inc., 12.00%, 1/15/26	111,000	114,191
Transocean Aquila Ltd., 8.00%, 9/30/28 (a)	40,000	40,593
Transocean Titan Financing Ltd., 8.38%, 2/1/28 (a)	45,000	46,687
Transocean, Inc., 8.75%, 2/15/30 (a)	323,000	337,531
Valaris Ltd., 8.38%, 4/30/30 (a)	480,000	491,779
Vermilion Energy, Inc.
5.63%, 3/15/25 (a)	15,000	14,812
6.88%, 5/1/30 (a)	118,000	113,247
W&T Offshore, Inc., 11.75%, 2/1/26 (a)	59,000	60,813
		6,470,356
OIL & GAS SERVICES - 1.9%
Bristow Group, Inc., 6.88%, 3/1/28 (a)	101,000	96,960
CGG SA, 8.75%, 4/1/27 (a)	150,000	136,632
Helix Energy Solutions Group, Inc., 9.75%, 3/1/29 (a)	96,000	100,956
Oceaneering International, Inc.
6.00%, 2/1/28 (a)	65,000	63,003
6.00%, 2/1/28	11,000	10,662
USA Compression Partners LP / USA Compression Finance Corp.
6.88%, 4/1/26	58,000	57,754
6.88%, 9/1/27	169,000	167,027
Weatherford International Ltd., 8.63%, 4/30/30 (a)	310,000	323,600
		956,594
PACKAGING & CONTAINERS - 0.5%
LABL, Inc., 9.50%, 11/1/28 (a)	40,000	40,400
Mauser Packaging Solutions Holding Co., 7.88%, 8/15/26 (a)	130,000	132,287
TriMas Corp., 4.13%, 4/15/29 (a)	73,000	65,588
		238,275
PASSENGER AIRLINES - 2.4%
American Airlines, Inc.
7.25%, 2/15/28 (a)	291,000	293,821
8.50%, 5/15/29 (a)	115,000	121,425
	Shares/ Principal	Fair Value
PASSENGER AIRLINES - 2.4% (Continued)
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd., 5.75%, 1/20/26 (a)	$132,286	$124,531
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd.
8.00%, 9/20/25 (a)	163,000	116,043
8.00%, 9/20/25 (a)	45,000	32,036
United Airlines, Inc.
4.38%, 4/15/26 (a)	183,000	178,413
4.63%, 4/15/29 (a)	275,000	257,206
VistaJet Malta Finance PLC / Vista Management Holding, Inc., 9.50%, 6/1/28 (a)	74,000	62,627
		1,186,102
PHARMACEUTICALS - 1.6%
Bausch Health Cos., Inc.
5.50%, 11/1/25 (a)	60,000	54,886
6.13%, 2/1/27 (a)	215,000	145,125
11.00%, 9/30/28 (a)	50,000	36,349
BellRing Brands, Inc., 7.00%, 3/15/30 (a)	393,000	407,384
Jazz Securities DAC, 4.38%, 1/15/29 (a)	155,000	144,374
		788,118
PIPELINES - 3.8%
CNX Midstream Partners LP, 4.75%, 4/15/30 (a)	186,000	167,186
CQP Holdco LP / BIP-V Chinook Holdco LLC, 5.50%, 6/15/31 (a)	50,000	47,371
FTAI Infra Escrow Holdings LLC, 10.50%, 6/1/27 (a)	248,000	257,503
Global Partners LP / GLP Finance Corp., 6.88%, 1/15/29	170,000	164,055
Howard Midstream Energy Partners LLC
6.75%, 1/15/27 (a)	85,000	84,173
8.88%, 7/15/28 (a)	24,000	25,189
New Fortress Energy, Inc.
6.75%, 9/15/25 (a)	109,000	108,081
6.50%, 9/30/26 (a)	466,000	447,460
Venture Global Calcasieu Pass LLC, 6.25%, 1/15/30 (a)	115,000	114,370
Venture Global LNG, Inc.
8.13%, 6/1/28 (a)	115,000	116,134
9.50%, 2/1/29 (a)	123,000	130,123
8.38%, 6/1/31 (a)	65,000	65,015
9.88%, 2/1/32 (a)	133,000	138,554
		1,865,214
REAL ESTATE - 0.4%
Greystar Real Estate Partners LLC, 7.75%, 9/1/30 (a)	25,000	26,188
Howard Hughes Corp. (The)
5.38%, 8/1/28 (a)	139,000	133,596
4.13%, 2/1/29 (a)	23,000	20,509
4.38%, 2/1/31 (a)	2,000	1,735
		182,028

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
REITS - 3.5%
Apollo Commercial Real Estate Finance, Inc., 4.63%, 6/15/29 (a)	$92,000	$77,348
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LLC, 5.75%, 5/15/26 (a)	57,000	55,262
Iron Mountain Information Management Services, Inc., 5.00%, 7/15/32 (a)	45,000	41,118
Iron Mountain, Inc.
7.00%, 2/15/29 (a)	95,000	97,648
5.25%, 7/15/30 (a)	370,000	353,589
5.63%, 7/15/32 (a)	335,000	317,317
Rithm Capital Corp., 6.25%, 10/15/25 (a)	54,000	53,152
Service Properties Trust
7.50%, 9/15/25	73,000	73,829
5.25%, 2/15/26	194,000	188,335
4.75%, 10/1/26	11,000	10,265
5.50%, 12/15/27	21,000	19,225
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 10.50%, 2/15/28 (a)	456,000	462,249
		1,749,337
RETAIL - 5.7%
1011778 BC ULC / New Red Finance, Inc.
4.38%, 1/15/28 (a)	105,000	100,358
4.00%, 10/15/30 (a)	619,000	554,990
Academy Ltd., 6.00%, 11/15/27 (a)	139,000	136,485
Arko Corp., 5.13%, 11/15/29 (a)	7,000	6,037
Bath & Body Works, Inc., 6.88%, 11/1/35	14,000	14,178
Beacon Roofing Supply, Inc., 4.13%, 5/15/29 (a)	99,000	89,976
BlueLinx Holdings, Inc., 6.00%, 11/15/29 (a)	473,000	437,728
Brinker International, Inc., 8.25%, 7/15/30 (a)	64,000	66,949
Evergreen Acqco 1 LP / TVI, Inc., 9.75%, 4/26/28 (a)	172,000	183,180
FirstCash, Inc., 5.63%, 1/1/30 (a)	131,000	125,424
Foot Locker, Inc., 4.00%, 10/1/29 (a)	63,000	52,132
Gap, Inc. (The)
3.63%, 10/1/29 (a)	343,000	293,240
3.88%, 10/1/31 (a)	122,000	100,388
GYP Holdings III Corp., 4.63%, 5/1/29 (a)	86,000	78,510
Macy's Retail Holdings LLC, 5.88%, 3/15/30 (a)	128,000	121,612
Nordstrom, Inc.
4.38%, 4/1/30	143,000	124,391
4.25%, 8/1/31	4,000	3,328
Patrick Industries, Inc., 4.75%, 5/1/29 (a)	303,000	275,917
Raising Cane's Restaurants LLC, 9.38%, 5/1/29 (a)	50,000	53,362
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 6/1/31 (a)	37,000	33,822
		2,852,007
SOFTWARE - 0.9%
Alteryx, Inc., 8.75%, 3/15/28 (a)	212,000	225,671
MicroStrategy, Inc., 6.13%, 6/15/28 (a)	227,000	220,222
		445,893
	Shares/ Principal	Fair Value
TELECOMMUNICATIONS - 1.5%
C&W Senior Financing DAC, 6.88%, 9/15/27 (a)	$60,000	$55,902
Consolidated Communications, Inc., 6.50%, 10/1/28 (a)	356,000	306,908
Frontier Communications Holdings LLC, 8.75%, 5/15/30 (a)	90,000	92,584
Iliad Holding SASU, 7.00%, 10/15/28 (a)	100,000	99,509
Intelsat Jackson Holdings SA, 6.50%, 3/15/30 (a)	86,000	81,931
Sable International Finance Ltd., 5.75%, 9/7/27 (a)	25,000	23,613
Vodafone Group PLC, 7.00%, (USD 5 Year Swap + 4.87%), 4/4/79 (c)	64,000	65,986
		726,433
TRANSPORTATION - 1.2%
Danaos Corp., 8.50%, 3/1/28 (a)	173,000	175,595
GN Bondco LLC, 9.50%, 10/15/31 (a)	356,000	347,559
Rand Parent LLC, 8.50%, 2/15/30 (a)	105,000	100,544
		623,698
TRUCKING & LEASING - 1.0%
Fortress Transportation and Infrastructure Investors LLC
6.50%, 10/1/25 (a)	5,000	4,984
9.75%, 8/1/27 (a)	122,000	126,880
5.50%, 5/1/28 (a)	293,000	281,942
7.88%, 12/1/30 (a)	60,000	62,511
		476,317
TOTAL CORPORATE BONDS AND NOTES (Cost - $46,923,554)		48,005,884
SHORT-TERM INVESTMENTS - 1.5%
MONEY MARKET FUNDS - 1.5%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 5.25% (d) (Cost - $723,351)	723,351	723,351
TOTAL INVESTMENTS - 98.3% (Cost - $47,646,905)		$48,729,235
OTHER ASSETS LESS LIABILITIES - NET 1.7%		835,564
TOTAL NET ASSETS - 100.0%		$49,564,799

^  Affiliated security

(a)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2023, these securities amounted to $41,891,412 or 84.5% of net assets.

(b)  PIK - Pay-in-kind security.

(c)  Variable rate security. The rate shown is the rate in effect at period end.

(d)  The rate shown is the annualized seven-day yield at period end.

CMT - Treasury Constant Maturity Rate

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2023

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
U.S. 10 Year Note Future	Goldman Sachs & Co.	1	3/19/2024	$112,891	$375
U.S. 10 Year Ultra Future	Goldman Sachs & Co.	2	3/19/2024	236,031	9,059
U.S. 2 Year Note Future	Goldman Sachs & Co.	5	3/28/2024	1,029,570	10,428
U.S. Long Bond Future	Goldman Sachs & Co.	2	3/19/2024	249,875	18,309
					38,171
SHORT FUTURES CONTRACTS
U.S. 5 Year Note Future	Goldman Sachs & Co.	4	3/28/2024	435,094	(9,344)
TOTAL NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					$28,827
AFFILIATED ISSUER TRANSACTIONS

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities, or a company that is under common ownership or control. Fiscal year to date transactions with companies which are or were affiliates are as follows:

	Value at 12/31/22	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation (Depreciation)	Interest Income	Capital Gain Distributions	Number of Shares at 12/31/23	Value at 12/31/23
Crescent Energy Finance LLC, 7.25%, 5/1/26	$80,099	$211,686	$(33,950)	$(2,507)	$17,233	$11,414	$-	271,000	$272,561
Crescent Energy Finance LLC, 9.25%, 2/15/28	-	302,951	(48,393)	(929)	8,876	12,281	-	253,000	262,505
	$80,099	$514,637	$(82,343)	$(3,436)	$26,109	$23,695	$-	524,000	$535,066

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio Review

December 31, 2023 (Unaudited)

Investment Objective

The Portfolio seeks to provide total return consisting of capital appreciation and income.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. ("GSAM").

How did the Portfolio perform during the period?

During 2023, the Class I shares of Global Atlantic Goldman Sachs Core Fixed Income Portfolio outperformed its reference benchmark, the Bloomberg U.S. Aggregate Bond Index. The Portfolio posted a return of 5.73% compared to a benchmark return of 5.53%, a difference of 20 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

Overall, the Portfolio's overweight position and security selection in investment grade corporate credit contributed most to performance during the year, driven by an emphasis on the intermediate portion of the credit curve, an overweight to BBB-rated securities, and selection within the industrials sector. Positioning in Government securities and Swaps also added to excess returns due to Treasury vs swap relative value trades. In securitized credit, overweight positions and security selection in collateralized loan obligations ("CLOs") and commercial mortgage-backed securities ("CMBS") contributed to returns. Finally, the Portfolio's duration positioning helped returns due to tactical positioning and cross-sector positioning throughout the year. The primary detractor to performance was the Portfolio's credit hedge, which pairs the overweight to corporate credit with a long position in U.S. rates. The Portfolio's overweight position to mortgage-backed securities ("MBS") also detracted from returns.

How was the Portfolio positioned at period end?

At period end, the Portfolio was underweight U.S. Treasuries and government securities, while being overweight asset-based securities ("ABS"), notably high-quality CLOs, CMBS, MBS, corporate credit, and emerging market debt.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2023 as compared to its benchmark:

			Annualized		Operating Expense**
	Inception Date*	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Goldman Sachs Core Fixed Income Portfolio
Class I	November 1, 2017	5.73%	1.37%	0.99%	0.48%	0.48%
Bloomberg U.S. Aggregate Bond Index^		5.53%	1.10%	0.95%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I shares, as disclosed in the most recent prospectus dated May 1, 2022. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

Holdings by Asset Class	% of Net Assets
Corporate Bonds and Notes	40.6%
Agency Mortgage Backed Securities	34.2%
Asset Backed and Commercial Backed Securities	15.3%
U.S. Treasury Securities and Agency Bonds	10.5%
Short-Term Investments	2.2%
Municipal Bonds	1.4%
Sovereign Debts	1.0%
Other Assets less Liabilities - Net	(5.2)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2023.

Derivatives are included in "Other Assets less Liabilities - Net"

3404174

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments

December 31, 2023

	Shares/ Principal	Fair Value
CORPORATE BONDS AND NOTES - 40.6%
AEROSPACE & DEFENSE - 1.5%
Boeing Co. (The)
2.60%, 10/30/25	$150,000	$143,493
3.45%, 11/1/28	100,000	94,162
L3Harris Technologies, Inc., 5.60%, 7/31/53	25,000	26,718
Lockheed Martin Corp., 5.25%, 1/15/33	100,000	106,255
Northrop Grumman Corp., 4.75%, 6/1/43	50,000	48,040
RTX Corp.
3.95%, 8/16/25	275,000	271,077
6.10%, 3/15/34	130,000	141,372
4.05%, 5/4/47	50,000	41,789
		872,906
AGRICULTURE - 0.3%
BAT Capital Corp.
2.26%, 3/25/28	75,000	67,171
4.76%, 9/6/49	25,000	19,897
Philip Morris International, Inc.
5.63%, 11/17/29	25,000	26,244
5.75%, 11/17/32	50,000	52,553
		165,865
AUTO MANUFACTURERS - 0.7%
General Motors Co., 4.00%, 4/1/25	50,000	49,132
General Motors Financial Co., Inc.
4.30%, 7/13/25	125,000	122,859
1.50%, 6/10/26	125,000	114,586
2.35%, 1/8/31	125,000	103,494
		390,071
BANKS - 11.5%
Banco Santander SA, 2.75%, 5/28/25	200,000	192,992
Bank of America Corp.
5.08%, (SOFR + 1.29%), 1/20/27 (a)	210,000	209,610
4.18%, 11/25/27	25,000	24,316
3.42%, (3 Month US Libor + 1.30%), 12/20/28 (a)	108,000	101,687
5.20%, (SOFR + 1.63%), 4/25/29 (a)	190,000	191,331
4.27%, (3 Month Term SOFR + 1.57%), 7/23/29 (a)	125,000	120,830
2.50%, (3 Month Term SOFR + 1.25%), 2/13/31 (a)	25,000	21,497
2.59%, (SOFR + 2.15%), 4/29/31 (a)	75,000	64,731
1.90%, (SOFR + 1.53%), 7/23/31 (a)	100,000	81,945
2.65%, (SOFR + 1.22%), 3/11/32 (a)	100,000	84,564
2.97%, (SOFR + 1.33%), 2/4/33 (a)	50,000	42,539
4.57%, (SOFR + 1.83%), 4/27/33 (a)	50,000	47,781
2.48%, (US 5 Year CMT T-Note + 1.20%), 9/21/36 (a)	75,000	59,510
6.11%, 1/29/37	100,000	106,807
Bank of New York Mellon Corp. (The)
4.60%, (SOFR + 1.76%), 7/26/30 (a)	15,000	14,911
5.83%, (SOFRINDX + 2.07%), 10/25/33 (a)	25,000	26,544
	Shares/ Principal	Fair Value
BANKS - 11.5% (Continued)
Barclays PLC, 2.85%, (SOFR + 2.71%), 5/7/26 (a)	$200,000	$192,914
BNP Paribas SA
3.38%, 1/9/25 (b)	252,000	246,728
1.32%, (SOFR + 1.00%), 1/13/27 (a),(b)	225,000	207,548
Citigroup, Inc.
4.60%, 3/9/26	75,000	74,062
3.40%, 5/1/26	200,000	193,059
4.45%, 9/29/27	125,000	122,087
3.67%, (3 Month Term SOFR + 1.65%), 7/24/28 (a)	50,000	47,686
2.98%, (SOFR + 1.42%), 11/5/30 (a)	100,000	89,148
3.06%, 1/25/33	50,000	42,731
Comerica Bank, 2.50%, 7/23/24	300,000	293,804
Fifth Third Bancorp, 2.38%, 1/28/25	85,000	82,194
HSBC Holdings PLC, 1.65%, (SOFR + 1.54%), 4/18/26 (a)	225,000	213,895
Huntington Bancshares, Inc., 4.00%, 5/15/25	150,000	147,154
ING Groep NV, 4.63%, 1/6/26 (b)	225,000	223,514
JPMorgan Chase & Co.
2.30%, (SOFR + 1.16%), 10/15/25 (a)	150,000	146,178
3.30%, 4/1/26	225,000	217,874
3.96%, (3 Month Term SOFR + 1.51%), 1/29/27 (a)	175,000	171,001
3.51%, (3 Month Term SOFR + 1.21%), 1/23/29 (a)	125,000	118,564
2.96%, 5/13/31	25,000	22,004
2.96%, (SOFR + 1.26%), 1/25/33 (a)	150,000	128,779
4.59%, (SOFR + 1.80%), 4/26/33 (a)	21,000	20,326
M&T Bank Corp., 5.05%, 1/27/34	90,000	85,432
Macquarie Group Ltd., 1.34%, (SOFR + 1.07%), 1/12/27 (a),(b)	75,000	68,928
Morgan Stanley
2.72%, (SOFR + 1.15%), 7/22/25 (a)	75,000	73,766
3.63%, 1/20/27	200,000	194,023
5.05%, (SOFR + 1.30%), 1/28/27 (a)	263,000	263,320
3.95%, 4/23/27	30,000	29,138
5.16%, (SOFR + 1.59%), 4/20/29 (a)	155,000	156,016
4.43%, 1/23/30	50,000	48,751
2.70%, 1/22/31	75,000	65,622
1.79%, 2/13/32	125,000	99,976
2.48%, (SOFR + 1.36%), 9/16/36 (a)	125,000	99,311
Toronto-Dominion Bank (The), 4.46%, 6/8/32	125,000	121,656
Truist Financial Corp., 6.05%, (SOFR + 2.05%), 6/8/27 (a)	25,000	25,448
UBS Group AG, 4.55%, 4/17/26	255,000	251,725
US Bancorp
5.78%, (SOFR + 2.02%), 6/12/29 (a)	70,000	71,970
5.85%, (SOFR + 2.09%), 10/21/33 (a)	50,000	51,623

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
BANKS - 11.5% (Continued)
Wells Fargo & Co.
3.75%, 1/24/24	$55,000	$54,925
3.55%, 9/29/25	125,000	122,159
3.00%, 10/23/26	325,000	308,678
4.30%, 7/22/27	100,000	97,937
4.15%, 1/24/29	25,000	24,327
4.90%, 7/25/33	111,000	108,286
Westpac Banking Corp., 4.11%, (US 5 Year CMT T-Note + 2.00%), 7/24/34 (a)	75,000	68,633
		6,884,495
BEVERAGES - 1.3%
Anheuser-Busch Cos., LLC / Anheuser-Busch InBev Worldwide, Inc.
4.70%, 2/1/36	300,000	300,182
4.90%, 2/1/46	68,000	66,694
Anheuser-Busch InBev Worldwide, Inc.
8.20%, 1/15/39	25,000	33,461
5.45%, 1/23/39	35,000	36,981
Constellation Brands, Inc.
3.60%, 2/15/28	100,000	96,046
3.15%, 8/1/29	125,000	116,271
2.25%, 8/1/31	50,000	42,076
Keurig Dr Pepper, Inc.
3.80%, 5/1/50	25,000	20,365
4.50%, 4/15/52	75,000	69,023
		781,099
BIOTECHNOLOGY - 0.7%
Amgen, Inc.
3.13%, 5/1/25	175,000	170,523
5.25%, 3/2/30	130,000	133,818
5.25%, 3/2/33	108,000	110,882
		415,223
BUILDING MATERIALS - 0.4%
Carrier Global Corp.
2.72%, 2/15/30	75,000	67,196
5.90%, 3/15/34 (b)	155,000	168,045
		235,241
CHEMICALS - 0.1%
International Flavors & Fragrances, Inc., 1.83%, 10/15/27 (b)	100,000	87,699
COMMERCIAL SERVICES - 0.8%
Emory University, 2.14%, 9/1/30	160,000	137,847
Global Payments, Inc., 2.65%, 2/15/25	75,000	72,675
PayPal Holdings, Inc., 1.65%, 6/1/25	225,000	214,783
S&P Global, Inc., 2.95%, 1/22/27	50,000	47,754
		473,059
	Shares/ Principal	Fair Value
COMPUTERS - 0.1%
Dell International LLC / EMC Corp.
5.85%, 7/15/25	$18,000	$18,170
5.30%, 10/1/29	25,000	25,767
		43,937
COSMETICS/PERSONAL CARE - 0.1%
Colgate-Palmolive Co., 3.25%, 8/15/32	75,000	69,739
DIVERSIFIED FINANCIAL SERVICES - 2.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.88%, 1/16/24	175,000	174,888
2.45%, 10/29/26	225,000	208,354
Air Lease Corp.
2.30%, 2/1/25	175,000	168,842
3.38%, 7/1/25	100,000	96,809
2.88%, 1/15/26	75,000	71,472
3.75%, 6/1/26	175,000	168,903
Ally Financial, Inc., 2.20%, 11/2/28	100,000	85,067
American Express Co., 3.63%, 12/5/24	175,000	172,103
Aviation Capital Group LLC, 1.95%, 1/30/26 (b)	75,000	69,536
Avolon Holdings Funding Ltd.
3.95%, 7/1/24 (b)	75,000	73,989
2.88%, 2/15/25 (b)	150,000	144,697
4.25%, 4/15/26 (b)	25,000	24,156
Capital One Financial Corp., 3.30%, 10/30/24	65,000	63,914
Charles Schwab Corp. (The), 3.45%, 2/13/26	128,000	124,067
Intercontinental Exchange, Inc., 3.00%, 6/15/50	50,000	35,912
Nasdaq, Inc., 3.25%, 4/28/50	25,000	17,686
		1,700,395
ELECTRIC - 2.4%
Ameren Corp., 3.50%, 1/15/31	25,000	22,842
American Electric Power Co., Inc., 2.30%, 3/1/30	50,000	42,759
Avangrid, Inc., 3.20%, 4/15/25	50,000	48,571
Berkshire Hathaway Energy Co., 6.13%, 4/1/36	74,000	80,335
Dominion Energy, Inc.
3.07%, 8/15/24 (c)	175,000	172,096
3.38%, 4/1/30	50,000	46,097
Duke Energy Carolinas LLC, 3.95%, 3/15/48	25,000	20,662
Duquesne Light Holdings, Inc., 2.53%, 10/1/30 (b)	100,000	83,281
Entergy Corp., 2.95%, 9/1/26	175,000	166,221
Exelon Corp., 4.05%, 4/15/30	50,000	47,820

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
ELECTRIC - 2.4% (Continued)
FirstEnergy Corp.
2.65%, 3/1/30	$150,000	$129,589
2.25%, 9/1/30	50,000	42,122
NextEra Energy Capital Holdings, Inc., 1.90%, 6/15/28	80,000	71,033
NRG Energy, Inc., 3.75%, 6/15/24 (b)	150,000	148,258
Pacific Gas and Electric Co.
2.10%, 8/1/27	25,000	22,549
2.50%, 2/1/31	50,000	41,328
3.30%, 8/1/40	25,000	18,356
3.50%, 8/1/50	50,000	34,641
Sempra, 3.40%, 2/1/28	125,000	119,233
Southern California Edison Co., 4.20%, 3/1/29	100,000	98,134
		1,455,927
ENGINEERING & CONSTRUCTION - 0.3%
Mexico City Airport Trust, 3.88%, 4/30/28 (b)	200,000	187,408
ENTERTAINMENT - 0.5%
Warnermedia Holdings, Inc.
4.05%, 3/15/29	200,000	189,839
4.28%, 3/15/32	125,000	114,553
		304,392
ENVIRONMENTAL CONTROL - 0.5%
Republic Services, Inc., 4.88%, 4/1/29	50,000	50,977
Veralto Corp., 5.45%, 9/18/33 (b)	210,000	217,760
		268,737
FOOD - 0.6%
J M Smucker Co. (The)
5.90%, 11/15/28	83,000	87,361
6.20%, 11/15/33	130,000	142,087
Mars, Inc., 2.70%, 4/1/25 (b)	50,000	48,657
Sysco Corp.
4.45%, 3/15/48	25,000	22,007
6.60%, 4/1/50	25,000	29,453
		329,565
GAS - 0.0%†
NiSource, Inc., 3.60%, 5/1/30	25,000	23,289
HEALTHCARE-PRODUCTS - 0.1%
STERIS Irish FinCo UnLtd Co., 2.70%, 3/15/31	75,000	64,628
Thermo Fisher Scientific, Inc., 1.75%, 10/15/28	25,000	22,322
		86,950
HEALTHCARE-SERVICES - 1.9%
Adventist Health System, 2.95%, 3/1/29	25,000	22,596
Banner Health, 2.34%, 1/1/30	145,000	125,366
	Shares/ Principal	Fair Value
HEALTHCARE-SERVICES - 1.9% (Continued)
Baylor Scott & White Holdings, 1.78%, 11/15/30	$50,000	$41,639
CommonSpirit Health
3.91%, 10/1/50	110,000	86,954
6.46%, 11/1/52	105,000	123,441
Humana, Inc., 5.50%, 3/15/53	8,000	8,313
Rush Obligated Group, 3.92%, 11/15/29	60,000	57,075
Stanford Health Care, 3.31%, 8/15/30	35,000	32,199
Sutter Health
2.29%, 8/15/30	25,000	21,462
4.09%, 8/15/48	225,000	195,097
UnitedHealth Group, Inc.
5.30%, 2/15/30	175,000	183,342
5.35%, 2/15/33	125,000	132,400
5.88%, 2/15/53	50,000	56,839
5.05%, 4/15/53	75,000	76,084
		1,162,807
HOME BUILDERS - 0.1%
Lennar Corp., 4.75%, 11/29/27	45,000	44,951
INSURANCE - 0.7%
AIA Group Ltd., 3.20%, 3/11/25 (b)	200,000	195,926
New York Life Insurance Co., 3.75%, 5/15/50 (b)	50,000	40,166
Principal Financial Group, Inc.
3.10%, 11/15/26	75,000	71,448
2.13%, 6/15/30	100,000	84,600
Willis North America, Inc., 2.95%, 9/15/29	50,000	44,766
		436,906
INTERNET - 0.3%
Amazon.com, Inc., 3.10%, 5/12/51	50,000	37,336
Expedia Group, Inc., 2.95%, 3/15/31	14,000	12,342
Netflix, Inc., 5.88%, 11/15/28	95,000	100,019
		149,697
IRON & STEEL - 0.0%†
Steel Dynamics, Inc., 2.40%, 6/15/25	30,000	28,754
LODGING - 0.2%
Marriott International, Inc.
4.90%, 4/15/29	50,000	50,373
2.85%, 4/15/31	100,000	86,676
		137,049
MACHINERY-DIVERSIFIED - 0.1%
Ingersoll Rand, Inc., 5.70%, 8/14/33	45,000	47,639
MEDIA - 0.4%
Comcast Corp.
3.95%, 10/15/25	125,000	123,317
3.75%, 4/1/40	25,000	21,562

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
MEDIA - 0.4% (Continued)
Fox Corp., 4.03%, 1/25/24	$75,000	$74,909
		219,788
MINING - 0.7%
Glencore Funding LLC, 4.63%, 4/29/24 (b)	250,000	248,918
Newmont Corp., 2.25%, 10/1/30	150,000	129,649
Newmont Corp. / Newcrest Finance Pty Ltd., 3.25%, 5/13/30 (b)	25,000	22,543
		401,110
OIL & GAS - 0.5%
BP Capital Markets America, Inc., 3.41%, 2/11/26	50,000	48,838
Marathon Petroleum Corp.
3.63%, 9/15/24	50,000	49,214
3.80%, 4/1/28	25,000	23,907
Phillips 66
3.85%, 4/9/25	25,000	24,597
3.90%, 3/15/28	150,000	145,937
		292,493
PHARMACEUTICALS - 0.8%
AbbVie, Inc.
4.05%, 11/21/39	125,000	113,291
4.88%, 11/14/48	25,000	24,457
Bristol-Myers Squibb Co.
2.95%, 3/15/32	50,000	44,503
6.25%, 11/15/53	45,000	51,712
Cigna Group (The), 4.80%, 8/15/38	75,000	72,697
CVS Health Corp., 4.78%, 3/25/38	200,000	189,974
		496,634
PIPELINES - 2.2%
Enbridge, Inc., 5.70%, 3/8/33	55,000	57,283
Energy Transfer LP
2.90%, 5/15/25	100,000	96,916
5.25%, 4/15/29	100,000	100,858
5.30%, 4/15/47	25,000	22,997
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40	186,624	153,551
MPLX LP
4.80%, 2/15/29	50,000	49,693
2.65%, 8/15/30	125,000	108,029
4.50%, 4/15/38	75,000	66,929
Sabine Pass Liquefaction LLC
5.63%, 3/1/25	275,000	275,557
5.00%, 3/15/27	100,000	100,471
Targa Resources Corp., 4.20%, 2/1/33	40,000	36,868
Williams Cos., Inc. (The)
4.00%, 9/15/25	175,000	171,797
5.65%, 3/15/33	75,000	78,500
		1,319,449
	Shares/ Principal	Fair Value
REITS - 2.3%
Agree LP, 4.80%, 10/1/32	$110,000	$104,060
American Homes 4 Rent LP
4.90%, 2/15/29	50,000	49,489
2.38%, 7/15/31	30,000	24,778
American Tower Corp., 2.40%, 3/15/25	125,000	120,766
Camden Property Trust, 2.80%, 5/15/30	75,000	67,045
Crown Castle, Inc., 3.65%, 9/1/27	75,000	71,343
CubeSmart LP, 2.50%, 2/15/32	50,000	41,611
Essex Portfolio LP, 3.00%, 1/15/30	75,000	66,966
Host Hotels & Resorts LP, 2.90%, 12/15/31	42,000	35,333
Invitation Homes Operating Partnership LP, 2.30%, 11/15/28	50,000	44,362
Kilroy Realty LP, 4.75%, 12/15/28	79,000	75,039
NNN REIT, Inc., 3.90%, 6/15/24	45,000	44,541
Prologis LP, 4.63%, 1/15/33	75,000	75,474
Realty Income Corp., 4.88%, 6/1/26	75,000	75,085
Regency Centers LP, 2.95%, 9/15/29	125,000	112,212
Retail Opportunity Investments Partnership LP, 6.75%, 10/15/28	100,000	105,139
Spirit Realty LP, 3.40%, 1/15/30	100,000	91,171
UDR, Inc., 2.10%, 8/1/32	25,000	19,634
WP Carey, Inc.
4.60%, 4/1/24	25,000	24,892
4.00%, 2/1/25	30,000	29,545
3.85%, 7/15/29	75,000	70,440
2.40%, 2/1/31	25,000	21,163
		1,370,088
RETAIL - 0.9%
7-Eleven, Inc., 1.30%, 2/10/28 (b)	100,000	87,565
Alimentation Couche-Tard, Inc., 3.55%, 7/26/27 (b)	50,000	48,139
AutoNation, Inc., 1.95%, 8/1/28	25,000	21,523
Dollar Tree, Inc., 4.00%, 5/15/25	75,000	73,631
Home Depot, Inc. (The), 3.25%, 4/15/32	25,000	23,130
Lowe's Cos., Inc.
1.70%, 9/15/28	75,000	66,295
4.25%, 4/1/52	50,000	42,484
McDonald's Corp.
4.60%, 9/9/32	59,000	59,649
4.45%, 9/1/48	25,000	23,277
Starbucks Corp., 4.00%, 11/15/28	75,000	73,928
		519,621
SEMICONDUCTORS - 1.2%
Broadcom, Inc.
4.15%, 4/15/32 (b)	53,000	50,077
3.42%, 4/15/33 (b)	150,000	132,024
3.47%, 4/15/34 (b)	165,000	143,804
Intel Corp., 5.20%, 2/10/33	100,000	104,579
Micron Technology, Inc., 2.70%, 4/15/32	50,000	42,060

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
SEMICONDUCTORS - 1.2% (Continued)
NXP BV / NXP Funding LLC / NXP USA, Inc.
3.40%, 5/1/30	$50,000	$46,017
2.50%, 5/11/31	125,000	106,294
2.65%, 2/15/32	75,000	63,299
		688,154
SOFTWARE - 1.4%
Fiserv, Inc., 4.20%, 10/1/28	100,000	97,792
Oracle Corp.
4.50%, 5/6/28	75,000	75,062
2.95%, 4/1/30	25,000	22,583
4.65%, 5/6/30	100,000	99,755
2.88%, 3/25/31	225,000	199,588
4.90%, 2/6/33	91,000	90,735
3.60%, 4/1/40	25,000	20,012
6.90%, 11/9/52	100,000	117,412
VMware LLC
1.80%, 8/15/28	25,000	21,942
2.20%, 8/15/31	75,000	62,234
Workday, Inc., 3.80%, 4/1/32	25,000	23,303
		830,418
TELECOMMUNICATIONS - 1.8%
AT&T, Inc.
2.55%, 12/1/33	175,000	142,769
4.90%, 8/15/37	50,000	48,420
4.85%, 3/1/39	85,000	81,591
3.50%, 6/1/41	100,000	79,674
3.65%, 6/1/51	25,000	18,913
T-Mobile USA, Inc.
3.50%, 4/15/25	82,000	80,280
3.88%, 4/15/30	167,000	158,500
5.20%, 1/15/33	150,000	153,964
Verizon Communications, Inc.
4.33%, 9/21/28	232,000	229,753
4.02%, 12/3/29	25,000	24,201
2.55%, 3/21/31	100,000	86,350
		1,104,415
TRANSPORTATION - 0.4%
Burlington Northern Santa Fe LLC, 3.25%, 6/15/27	75,000	72,340
CSX Corp., 4.10%, 11/15/32	75,000	73,046
FedEx Corp., 3.40%, 2/15/28	25,000	23,985
Union Pacific Corp., 2.80%, 2/14/32	100,000	88,886
		258,257
TOTAL CORPORATE BONDS AND NOTES (Cost - $25,498,350)		24,284,227
	Shares/ Principal	Fair Value
AGENCY MORTGAGE BACKED SECURITIES - 34.2%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.1%
Freddie Mac Pool
4.00%, 1/1/49	$256,406	$249,158
4.00%, 3/1/50	408,741	392,935
3.00%, 12/1/50	613,318	553,006
2.50%, 9/1/51	836,511	720,437
4.50%, 6/1/52	546,017	533,923
		2,449,459
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 18.0%
Fannie Mae Pool
4.50%, 6/1/31	225,102	222,354
4.00%, 8/1/45	714,832	692,865
4.50%, 7/1/48	316,180	311,520
5.00%, 11/1/48	227,299	230,318
2.00%, 11/1/50	952,855	782,145
2.50%, 11/1/50	971,126	837,868
2.50%, 3/1/51	74,713	64,513
2.50%, 9/1/51	92,977	79,844
2.50%, 10/1/51	370,675	320,079
2.50%, 11/1/51	218,804	188,932
2.50%, 11/1/51	169,619	146,707
2.50%, 2/1/52	771,472	656,603
2.50%, 2/1/52	210,479	179,433
5.00%, 11/1/52	955,447	946,009
5.50%, 11/1/52	922,953	935,758
6.00%, 12/1/52	902,951	939,518
Federal National Mortgage Association
2.00%, 1/1/52	2,861,368	2,341,870
3.00%, 1/1/54 (d)	1,000,000	884,297
		10,760,633
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 12.1%
Ginnie Mae
2.00%, 8/20/51	419,597	347,505
2.00%, 1/20/54 (d)	1,000,000	845,938
2.50%, 1/20/54 (d)	2,000,000	1,749,531
Ginnie Mae II Pool
3.50%, 4/20/47	177,922	168,223
3.50%, 12/20/47	219,751	207,638
4.50%, 2/20/48	114,288	113,237
4.50%, 5/20/48	114,410	113,339
4.50%, 8/20/48	145,575	144,211
5.00%, 8/20/48	29,888	30,135
4.50%, 9/20/48	508,337	503,575
5.00%, 10/20/48	174,489	176,231
5.00%, 11/20/48	106,973	108,041
5.00%, 12/20/48	56,654	57,219
5.00%, 1/20/49	165,503	166,775
4.00%, 2/20/49	148,666	144,349

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 12.1% (Continued)
4.50%, 3/20/49	$4,872	$4,826
5.00%, 3/20/49	79,744	79,496
4.00%, 5/20/49	133,687	129,930
4.50%, 10/20/49	117,198	116,100
3.00%, 3/20/50	410,895	375,250
3.00%, 11/20/51	821,344	745,898
4.50%, 10/20/52	943,774	920,156
		7,247,603
TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $20,952,223)		20,457,695
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 15.3%
3650R 2021-PF1 Commercial Mortgage Trust, 2.78%, 11/15/54 (e)	150,000	117,079
Allegro CLO VIII Ltd., 6.76%, (3 Month Term SOFR + 1.36%), 7/15/31 (a),(b)	237,925	237,918
Angel Oak Mortgage Trust 2021-6, 1.46%, 9/25/66 (b),(e)	68,222	54,006
ASSURANT CLO LTD., 6.72%, (3 Month Term SOFR + 1.30%), 4/20/31 (a),(b)	1,417,336	1,417,283
Bank 2023-BNK46, 5.75%, 8/15/56	150,000	158,440
Bank of America Auto Trust 2023-2, 5.85%, 8/17/26 (b)	100,000	100,537
Barclays Dryrock Issuance Trust
6.23%, (SOFR + 0.90%), 8/15/28 (a)	100,000	100,154
4.72%, 2/15/29	300,000	299,897
Benchmark 2018-B1 Mortgage Trust, 2.75%, 1/15/51 (b)	100,000	65,040
BMO 2023-C7 Mortgage Trust, 6.16%, 12/15/56	100,000	108,701
BX Trust 2021-ARIA, 7.12%, (1 Month Term SOFR + 1.76%), 10/15/36 (a),(b)	50,000	48,319
Capital One Multi-Asset Execution Trust, 4.95%, 10/15/27	200,000	200,529
Cathedral Lake VIII Ltd., 8.29%, (3 Month Term SOFR + 2.88%), 1/20/35 (a),(b)	150,000	149,252
CBAM 2018-5 Ltd., 6.68%, (3 Month Term SOFR + 1.28%), 4/17/31 (a),(b)	333,291	332,936
Cifc Funding 2023-III Ltd., 0.00%, (3 Month Term SOFR + 1.60%), 1/20/37 (a),(b)	300,000	300,000
Citibank Credit Card Issuance Trust, 5.23%, 12/8/27	125,000	125,932
Connecticut Avenue Securities Trust
6.99%, (SOFR + 1.65%), 12/25/41 (a),(b)	34,000	33,495
9.24%, (SOFR + 3.90%), 4/25/43 (a),(b)	10,000	10,706
7.84%, (SOFR + 2.50%), 10/25/43 (a),(b)	20,000	20,438
Discover Card Execution Note Trust, 4.31%, 3/15/28	200,000	198,422
DOLP Trust 2021-NYC, 2.96%, 5/10/41 (b)	100,000	82,428
	Shares/ Principal	Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 15.3% (Continued)
Ford Credit Auto Owner Trust 2023-C, 5.68%, 9/15/26	$200,000	$200,793
Freddie Mac Multifamily Structured Pass Through Certificates
5.07%, 10/25/28 (e)	50,000	51,553
3.82%, 12/25/32 (e)	50,000	47,771
6.01%, (SOFR + 0.68%), 2/25/33 (a)	100,000	99,776
4.90%, 10/25/33	150,000	155,410
Freddie Mac STACR REMIC Trust 2021-DNA5, 6.99%, (SOFR + 1.65%), 1/25/34 (a),(b)	18,721	18,799
Freddie Mac STACR REMIC Trust 2022-DNA1, 6.34%, (SOFR + 1.00%), 1/25/42 (a),(b)	53,416	53,064
Freddie Mac STACR REMIC Trust 2022-DNA3, 7.34%, (SOFR + 2.00%), 4/25/42 (a),(b)	20,213	20,376
GM Financial Consumer Automobile Receivables Trust 2023-4, 5.89%, 11/16/26	150,000	150,670
Halseypoint CLO 7 Ltd., 7.51%, (3 Month Term SOFR + 2.25%), 7/20/36 (a),(b)	250,000	251,850
Honda Auto Receivables 2023-4 Owner Trust, 5.67%, 6/21/28	250,000	254,886
Hyundai Auto Receivables Trust 2023-A, 5.19%, 12/15/25	161,646	161,346
JP Morgan Mortgage Trust 2021-6, 2.50%, 10/25/51 (b),(e)	98,756	80,100
JP Morgan Mortgage Trust 2023-10, 6.00%, 5/25/54 (b),(e)	24,455	24,393
Mercedes-Benz Auto Receivables Trust 2023-2, 5.92%, 11/16/26	50,000	50,362
Morgan Stanley Capital I Trust 2020-HR8, 2.04%, 7/15/53	250,000	208,094
Morgan Stanley Capital I Trust 2020-L4, 2.70%, 2/15/53	500,000	438,876
Nissan Auto Receivables 2023-A Owner Trust, 5.34%, 2/17/26	96,895	96,707
Nissan Auto Receivables 2023-B Owner Trust, 5.93%, 3/15/28	50,000	51,203
OCP CLO 2019-16 Ltd., 6.67%, (3 Month Term SOFR + 1.26%), 4/10/33 (a),(b)	250,000	249,503
Palmer Square Loan Funding 2022-2 Ltd., 6.66%, (3 Month Term SOFR + 1.27%), 10/15/30 (a),(b)	205,375	205,183
PHEAA Student Loan Trust 2012-1, 6.00%, (SOFR + 0.66%), 5/25/57 (a),(b)	125,522	124,391
Post CLO 2018-1 Ltd., 6.71%, (3 Month Term SOFR + 1.31%), 4/16/31 (a),(b)	344,788	344,780
Santander Drive Auto Receivables Trust 2023-6, 6.08%, 5/17/27	175,000	175,567
TICP CLO X Ltd., 6.68%, (3 Month Term SOFR + 1.26%), 4/20/31 (a),(b)	1,318,941	1,318,893

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 15.3% (Continued)
Wells Fargo Mortgage Backed Securities Trust 2019-3, 3.50%, 7/25/49 (b),(e)	$5,726	$5,134
World Omni Auto Receivables Trust 2023-B, 5.25%, 11/16/26	171,629	171,273
TOTAL ASSET BACKED AND COMMERCIAL BACKED SECURITIES (Cost - $9,388,601)		9,172,265
U.S. TREASURY SECURITIES AND AGENCY BONDS - 10.5%
Federal Farm Credit Banks Funding Corp.
2.90%, 4/12/32	290,000	262,431
3.50%, 9/1/32	40,000	37,744
2.85%, 3/28/34	370,000	324,403
1.70%, 4/23/35	540,000	405,495
Federal Home Loan Banks, 4.75%, 12/10/32	80,000	82,639
U.S. Treasury Bond
3.25%, 5/15/42	560,000	493,172
4.00%, 11/15/42	520,000	507,203
4.75%, 11/15/43	100,000	107,641
U.S. Treasury Note
4.38%, 8/15/26	1,870,000	1,883,295
0.75%, 8/31/26	170,000	155,928
2.63%, 5/31/27	170,000	162,815
0.50%, 6/30/27	180,000	159,996
3.75%, 12/31/28	510,000	508,167
2.63%, 2/15/29	1,270,000	1,196,975
TOTAL U.S. TREASURY SECURITIES AND AGENCY BONDS (Cost - $6,355,541)		6,287,904
MUNICIPAL BONDS - 1.4%
California Statewide Communities Development Authority, 1.88%, 2/1/31	30,000	25,145
City of Tucson, 1.46%, 7/1/28	5,000	4,372
Metropolitan Transportation Authority
5.99%, 11/15/30 (f)	25,000	26,595
5.18%, 11/15/49 (f)	160,000	155,994
Municipal Improvement Corp. of Los Angeles, 2.07%, 11/1/30	95,000	81,269
New Jersey Turnpike Authority
1.48%, 1/1/28	5,000	4,451
7.10%, 1/1/41 (f)	25,000	30,222
San Francisco Municipal Transportation Agency, 1.30%, 3/1/28	25,000	21,950
State of California, 7.60%, 11/1/40	175,000	222,817
State of Illinois, 5.10%, 6/1/33 (f)	265,000	262,201
TOTAL MUNICIPAL BONDS (Cost - $895,629)		835,016
	Shares/ Principal		Fair Value
SOVEREIGN DEBTS - 1.0%
Chile Government International Bond, 4.95%, 1/5/36		$200,000	$197,635
Mexico Government International Bond, 3.25%, 4/16/30		290,000	262,267
Peruvian Government International Bond, 3.23%, 7/28/21		20,000	12,401
Romanian Government International Bond
3.00%, 2/27/27 (b)		30,000	27,905
2.12%, 7/16/31	EUR	30,000	26,348
2.00%, 1/28/32 (b)	EUR	70,000	59,723
TOTAL SOVEREIGN DEBTS (Cost - $652,780)			586,279
SHORT-TERM INVESTMENTS - 2.2%
MONEY MARKET FUNDS - 1.2%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 5.25% (g) (Cost - $736,474)		736,474	736,474
U.S. TREASURY SECURITIES - 1.0%
U.S. Treasury Bill, 0.00%, 2/1/24 (Cost - $597,277) (h)		600,000	597,363
TOTAL SHORT-TERM INVESTMENTS (Cost - $1,333,751)			1,333,837
TOTAL INVESTMENTS - 105.2% (Cost - $65,076,875)			$62,957,223
OTHER ASSETS LESS LIABILITIES - NET (5.2)%			(3,122,573)
TOTAL NET ASSETS - 100.0%			$59,834,650

†  Represents less than 0.05%.

(a)  Variable rate or fixed to variable rate security. The rate shown is the rate in effect at period end.

(b)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2023, these securities amounted to $8,605,818 or 14.4% of net assets.

(c)  Step coupon.

(d)  When-issued, or delayed delivery. All or a portion may be subject to dollar-roll transactions.

(e)  Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

(f)  Sinking bond security.

(g)  The rate shown is the annualized seven-day yield at period end.

(h)  Rate shown represents discount rate at the time of purchase.

CLO - Collateralized Loan Obligation

CMT - Treasury Constant Maturity Rate

EUR - EURO

Libor - London Interbank Offer Rate

PLC - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduit

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2023

FORWARD SALES CONTRACTS
At December 31, 2023, the Fund had the following forward sales contracts:
Description	Interest Rate	Maturity Date*	Settlement Date	Principal Amount	Value
Federal National Mortgage Association	2.50%	TBA - 30yr	1/16/2024	$(1,000,000)	$(850,586)
Federal National Mortgage Association	4.00%	TBA - 30yr	1/16/2024	(1,000,000)	(946,250)
Federal National Mortgage Association	5.00%	TBA - 30yr	1/16/2024	(1,000,000)	(990,000)
Ginnie Mae	3.00%	TBA - 30yr	1/22/2024	(1,000,000)	(905,000)
Ginnie Mae	4.50%	TBA - 30yr	1/22/2024	(1,000,000)	(975,312)
(Proceeds Receivable: $(4,565,625))					$(4,667,148)

*  TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
U.S. 10 Year Note Future	Morgan Stanley	12	3/19/2024	$1,354,688	$1,432
U.S. 2 Year Note Future	Morgan Stanley	12	3/28/2024	2,470,969	16,820
U.S. 5 Year Note Future	Morgan Stanley	33	3/28/2024	3,589,523	74,278
U.S. Long Bond Future	Morgan Stanley	13	3/19/2024	1,624,187	61,652
U.S. Ultra Bond Future	Morgan Stanley	26	3/19/2024	3,473,437	280,864
					435,046
SHORT FUTURES CONTRACTS
Euro-Bobl Future	Morgan Stanley	7	3/7/2024	922,339	(12,836)
U.S. 10 Year Ultra Future	Morgan Stanley	4	3/19/2024	472,063	(21,253)
					(34,089)
TOTAL NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					$400,957

INTEREST RATE SWAPS
Counterparty	Payment Frequency	Fund Receives	Fund Pays	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley	Annually	SOFR- COMPOUND	3.500%	04/21/25	150,000 USD	$1,083	$(38)	$1,121
Morgan Stanley	Semi-Annually	4.250%	6 Month Norway Ibor	03/20/26	14,170,000 NOK	12,470	10,318	2,152
Morgan Stanley	Quarterly	3.500%	3 Month Stockholm Interbank Offered Rate	03/20/26	15,370,000 SEK	23,881	15,517	8,364
Morgan Stanley	Annually	Swiss Average Rate Overnight	1.250%	03/20/26	850,000 CHF	(3,709)	(4,233)	524
Morgan Stanley	Quarterly	3 Month Australian Bill	3.750%	03/20/26	2,120,000 AUD	1,042	8,867	(7,825)
Morgan Stanley	Annually	Euro Short-Term Rate	3.000%	03/20/26	3,480,000 EUR	(50,567)	(35,297)	(15,270)
Morgan Stanley	Annually	4.000%	SOFR-COMPOUND	03/20/26	980,000 USD	3,382	(2,200)	5,582
Morgan Stanley	Semi-Annually	3.750%	Canadian Overnight Index	03/20/26	1,300,000 CAD	2,866	(1,427)	4,293
Morgan Stanley	Annually	5.250%	Sterling Overnight Index Average	03/20/26	1,080,000 GBP	37,913	28,520	9,393
Morgan Stanley	Annually	0.500%	Tokyo Overnight Average Rate	08/03/26	90,090,000 JPY	2,086	2,440	(354)
Morgan Stanley	Semi-Annually	3.000%	6 Month Euribor	10/20/27	1,260,000 EUR	23,743	870	22,873
Morgan Stanley	Annually	3.731%	SOFR-COMPOUND	11/29/27	560,000 USD	6,314	2,017	4,297
Morgan Stanley	Quarterly	3 Month Euribor	2.852%	04/24/28	1,270,000 EUR	(31,873)	(4,464)	(27,409)
Morgan Stanley	Annually	2.673%	Euro Short-Term Rate	04/24/28	1,270,000 EUR	32,503	4,497	28,006
Morgan Stanley	Annually	Tokyo Overnight Average Rate	0.500%	08/03/28	188,740,000 JPY	4,078	2,572	1,506
Morgan Stanley	Annually	2.500%	Euro Short-Term Rate	10/19/28	790,000 EUR	14,786	5,441	9,345
Morgan Stanley	Annually	4.750%	Sterling Overnight Index Average	03/20/29	280,000 GBP	23,699	13,558	10,141

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2023

Counterparty	Payment Frequency	Fund Receives	Fund Pays	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley	Annually	4.250%	SOFR-COMPOUND	03/20/29	680,000 USD	$24,850	$21,442	$3,408
Morgan Stanley	Annually	Tokyo Overnight Average Rate	0.500%	03/21/29	533,000,000 JPY	2,002	37,796	(35,794)
Morgan Stanley	Annually	SOFR- COMPOUND	2.680%	07/28/32	650,000 USD	17,000	23,118	(6,118)
Morgan Stanley	Annually	1.250%	Tokyo Overnight Average Rate	08/02/33	38,660,000 JPY	719	867	(148)
Morgan Stanley	Annually	Tokyo Overnight Average Rate	1.250%	08/03/33	25,000,000 JPY	(462)	(244)	(218)
Morgan Stanley	Semi-Annually	3.000%	6 Month Euribor	11/10/33	930,000 EUR	19,337	13,428	5,909
Morgan Stanley	Semi-Annually	3.000%	6 Month Euribor	03/20/34	110,000 EUR	5,795	5,509	286
Morgan Stanley	Quarterly	4.750%	3 Month New Zealand Dollar Bank Bill Rate	03/20/34	210,000 NZD	6,917	242	6,675
Morgan Stanley	Semi-Annually	6 Month Norway Ibor	3.750%	03/20/34	490,000 NOK	(1,860)	(1,300)	(560)
Morgan Stanley	Quarterly	3 Month Stockholm Interbank Offered Rate	3.000%	03/20/34	3,450,000 SEK	(20,535)	(12,605)	(7,930)
Morgan Stanley	Annually	1.500%	Swiss Average Rate Overnight	03/20/34	200,000 CHF	7,871	6,953	918
Morgan Stanley	Semi-Annually	Canadian Overnight Index	3.250%	03/20/34	70,000 CAD	(1,011)	207	(1,218)
Morgan Stanley	Annually	4.250%	SOFR-COMPOUND	03/20/34	100,000 USD	6,827	6,341	486
Morgan Stanley	Semi-Annually	4.250%	6 Month Australian Bill	03/20/34	220,000 AUD	800	(5,086)	5,886
Morgan Stanley	Annually	2.910%	SOFR-COMPOUND	07/28/37	1,690,000 USD	(37,573)	(49,093)	11,520
Morgan Stanley	Semi-Annually	2.152%	6 Month Euribor	08/10/37	600,000 EUR	(14,627)	(20,069)	5,442
Morgan Stanley	Annually	3.391%	SOFR-COMPOUND	05/10/38	1,950,000 USD	(12,171)	(49,177)	37,006
Morgan Stanley	Annually	1.500%	Tokyo Overnight Average Rate	08/03/38	27,000,000 JPY	(1,362)	(1,028)	(334)
Morgan Stanley	Semi-Annually	6 Month Euribor	1.452%	08/11/42	1,540,000 EUR	57,443	54,177	3,266
Morgan Stanley	Annually	SOFR- COMPOUND	2.080%	07/29/47	1,590,000 USD	36,288	41,220	(4,932)
Morgan Stanley	Semi-Annually	1.051%	6 Month Euribor	08/12/47	900,000 EUR	(27,712)	(22,842)	(4,870)
Morgan Stanley	Annually	SOFR- COMPOUND	2.564%	05/12/53	1,660,000 USD	17,990	50,130	(32,140)
Morgan Stanley	Semi-Annually	6 Month Euribor	2.000%	05/19/53	350,000 EUR	1,723	10,149	(8,426)
Morgan Stanley	Semi-Annually	6 Month Euribor	2.500%	11/10/53	420,000 EUR	(19,866)	(14,409)	(5,457)
Morgan Stanley	Annually	SOFR- COMPOUND	3.513%	11/28/53	180,000 USD	(6,374)	(2,693)	(3,681)
Morgan Stanley	Semi-Annually	6 Month Euribor	2.500%	03/20/54	110,000 EUR	(4,661)	(3,239)	(1,422)
TOTAL FAIR VALUE, PREMIUMS PAID (RECEIVED) AND NET UNREALIZED APPRECIATION ON INTEREST RATE SWAPS						$161,045	$136,752	$24,293

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2023

CREDIT DEFAULT SWAPS
Counterparty	Reference Obligation/ Index	Payment Frequency	Buy/Sell Protection	Fixed Rate Received	Fixed Rate Paid	Credit Rating*	Expiration Date	Notional Amount**	Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley	CD The Boeing Company	Quarterly	Buy	1.00%	-	BBB-	06/20/24	$100,000	$394	$224	$170
Morgan Stanley	CD General Electric Company	Quarterly	Buy	1.00%	-	BBB	06/20/26	325,000	5,648	2,180	3,468
Morgan Stanley	CDX.NA.IG.40	Quarterly	Buy	1.00%	-	BBB	06/20/28	476,577	9,717	6,905	2,812
TOTAL FAIR VALUE PREMIUM PAID (RECEIVED) AND NET UNREALIZED APPRECIATION ON CREDIT DEFAULT SWAPS									$15,759	$9,309	$6,450

*  Credit ratings for the underlying security in the credit credit default swap are assigned based on the higher ratings of either Moody's or S&P. If both are unrated, then Fitch is used.

**  The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

FORWARD FOREIGN CURRENCY CONTRACTS
Settlement Date	Counterparty	Currency Units to Receive		In Exchange For		Unrealized Appreciation (Depreciation)
02/14/24	Morgan Stanley	53,974	USD	49,729	EUR	$(1,062)
03/20/24	Morgan Stanley	71,654	AUD	48,237	USD	776
03/20/24	Morgan Stanley	81,091	CAD	60,343	USD	1,223
03/20/24	Morgan Stanley	136,184	CHF	156,266	USD	6,903
03/20/24	Morgan Stanley	53,925	EUR	59,178	USD	587
03/20/24	Morgan Stanley	9,816	GBP	8,445	EUR	109
03/20/24	Morgan Stanley	42,072	GBP	53,313	USD	342
03/20/24	Morgan Stanley	444,525	NOK	42,181	USD	1,669
03/20/24	Morgan Stanley	69,791	NZD	43,353	USD	843
03/20/24	Morgan Stanley	473,771	SEK	46,283	USD	878
03/20/24	Morgan Stanley	48,092	USD	73,039	AUD	(1,868)
03/20/24	Morgan Stanley	69,156	USD	93,705	CAD	(1,987)
03/20/24	Morgan Stanley	128,890	USD	111,183	CHF	(4,324)
03/20/24	Morgan Stanley	69,100	USD	64,006	EUR	(1,837)
03/20/24	Morgan Stanley	64,330	USD	51,129	GBP	(875)
03/20/24	Morgan Stanley	43,598	USD	477,497	NOK	(3,504)
03/20/24	Morgan Stanley	49,524	USD	80,821	NZD	(1,657)
03/20/24	Morgan Stanley	53,848	USD	563,055	SEK	(2,202)
03/21/24	Morgan Stanley	16,068,596	JPY	111,686	USD	3,770
03/21/24	Morgan Stanley	109,554	USD	15,296,170	JPY	(352)
TOTAL NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS						$(2,568)

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - Pound Sterling

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities

December 31, 2023

Assets:	Global Atlantic BlackRock Allocation Portfolio	Global Atlantic BlackRock Disciplined Core Portfolio	Global Atlantic BlackRock Disciplined Growth Portfolio	Global Atlantic BlackRock Disciplined International Core Portfolio
Investments in securities, at cost	$49,707,750	$416,457,211	$56,332,344	$121,093,049
Investments in securities, at fair value	$56,928,693	$583,530,283	$90,559,854	$135,827,037
Foreign cash (cost $-, $-, $- and $331,195, respectively)	-	-	-	333,562
Deposit with broker for futures contracts	-	278,695	46,968	317,784
Unrealized appreciation on futures contracts, net	-	208,803	26,924	219,633
Receivable for securities sold	-	5,381,075	1,229,242	8,901
Receivable for portfolio shares sold	-	-	91,481	-
Interest and dividends receivable	4,445	588,179	43,165	180,250
Dividend tax reclaim receivable	-	-	-	613,898
Prepaid expenses	2,678	27,290	4,233	84,004
Total Assets	56,935,816	590,014,325	92,001,867	137,585,069
Liabilities:
Payable for securities purchased	-	5,232,974	956,847	-
Payable for portfolio shares redeemed	646	655,710	1,805	136,771
Accrued distribution (12b-1) fees	2,454	7,108	4,859	9,244
Accrued investment advisory fees	10,516	191,165	28,255	68,330
Administrative service fees payable	3,270	29,883	5,070	8,230
Regulatory and compliance fees payable	224	2,297	360	541
Accrued expenses and other liabilities	7,370	99,022	16,342	38,094
Total Liabilities	24,480	6,218,159	1,013,538	261,210
Net Assets	$56,911,336	$583,796,166	$90,988,329	$137,323,859
Composition of Net Assets:
Paid-in capital	$47,798,660	$389,217,845	$56,373,440	$132,925,696
Total distributable earnings (losses)	9,112,676	194,578,321	34,614,889	4,398,163
Net Assets	$56,911,336	$583,796,166	$90,988,329	$137,323,859
Class I Shares:
Net Assets	$45,129,780	$550,047,627	$67,850,946	$92,699,447
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	4,207,261	40,557,210	4,213,106	9,181,496
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$10.73	$13.56	$16.10	$10.10
Class II Shares:
Net Assets	$11,781,556	$33,748,539	$23,137,383	$44,624,412
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	1,100,319	2,491,583	1,436,967	4,424,254
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$10.71	$13.55	$16.10	$10.09

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities (Continued)

December 31, 2023

Assets:	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Global Atlantic BlackRock Disciplined Value Portfolio	Global Atlantic BlackRock High Yield Portfolio	Global Atlantic Goldman Sachs Core Fixed Income Portfolio
Investments in securities, at cost	$212,761,496	$197,181,231	$47,132,564	$65,076,875
Investments in affiliated securities, at cost	-	-	514,341	-
Investments in securities, at fair value	$255,240,709	$225,726,670	$48,194,169	$62,957,223
Investments in affiliated securities, at fair value	-	-	535,066	-
Premiums paid on open swap contracts, net	-	-	-	146,061
Foreign cash (cost $-, $-, $- and $36,415, respectively)	-	-	-	36,740
Deposit with broker for futures contracts	169,800	94,388	-	-
Deposit with broker for swap contracts	-	-	-	283,829
Unrealized appreciation on forward foreign currency contracts	-	-	-	17,100
Unrealized appreciation on futures contracts, net	30,400	93,425	28,827	400,957
Unrealized appreciation on swap contracts, net	-	-	-	30,743
Receivable for securities sold	2,493,980	2,171,984	-	6,829,620
Interest and dividends receivable	149,631	354,369	881,183	486,817
Prepaid expenses	11,747	10,585	2,337	2,819
Total Assets	258,096,267	228,451,421	49,641,582	71,191,909
Liabilities:
Forward sale contracts, at fair value	$-	$-	$-	$4,667,148
Unrealized depreciation on forward foreign currency contracts	-	-	-	19,668
Payable to broker for futures contracts	-	-	8,108	59,948
Payable for securities purchased	2,123,528	2,090,086	32,780	6,580,052
Payable for portfolio shares redeemed	270,018	269,518	4,395	4,301
Accrued distribution (12b-1) fees	22,535	1,383	112	-
Accrued investment advisory fees	115,123	85,310	20,852	17,116
Administrative service fees payable	15,278	11,438	2,514	3,040
Regulatory and compliance fees payable	998	880	197	237
Accrued expenses and other liabilities	34,980	43,190	7,825	5,749
Total Liabilities	2,582,460	2,501,805	76,783	11,357,259
Net Assets	$255,513,807	$225,949,616	$49,564,799	$59,834,650
Composition of Net Assets:
Paid-in capital	$245,987,257	$186,034,440	$55,022,921	$67,090,298
Total distributable earnings (losses)	9,526,550	39,915,176	(5,458,122)	(7,255,648)
Net Assets	$255,513,807	$225,949,616	$49,564,799	$59,834,650
Class I Shares:
Net Assets	$147,343,859	$219,353,820	$49,034,988	$59,834,650
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	12,564,080	19,935,979	5,446,163	6,868,426
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$11.73	$11.00	$9.00	$8.71
Class II Shares:
Net Assets	$108,169,948	$6,595,796	$529,811	$-
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	9,259,868	598,226	58,746	-
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$11.68	$11.03	$9.02	$-

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations

For the Year Ended December 31, 2023

	Global Atlantic BlackRock Allocation Portfolio	Global Atlantic BlackRock Disciplined Core Portfolio	Global Atlantic BlackRock Disciplined Growth Portfolio	Global Atlantic BlackRock Disciplined International Core Portfolio
Investment Income:
Dividend income *	$1,431,871	$8,259,878	$740,422	$3,255,868
Interest income	21,801	394,543	79,423	119,412
Total Investment Income	1,453,672	8,654,421	819,845	3,375,280
Expenses:
Investment advisory fee	125,232	2,151,392	312,469	812,958
Distribution fees (12b-1) - Class II Shares	29,553	80,561	52,758	108,563
Administrative service fees	18,728	181,504	27,787	44,576
Legal fees	15,822	153,257	23,514	37,643
Trustees fees	6,756	63,894	9,734	15,980
Custody fees	3,051	31,978	14,540	88,706
Regulatory and compliance fees	2,686	26,040	3,992	6,395
Miscellaneous expenses	22,065	237,551	34,239	87,603
Total Expenses	223,893	2,926,177	479,033	1,202,424
Expenses waived	(2,119)	(18,488)	(6,146)	(55,889)
Net Expenses	221,774	2,907,689	472,887	1,146,535
Net Investment Income	1,231,898	5,746,732	346,958	2,228,745
Net Realized and Change in Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,267,746	29,317,991	6,629,703	2,685,363
Futures contracts	-	1,223,606	588,915	107,587
Foreign currency translations	-	(7)	-	10,465
Capital gain distributions from underlying funds	-	-	-	451,404
	1,267,746	30,541,590	7,218,618	3,254,819
Net change in unrealized appreciation/(depreciation) on:
Investments	5,494,641	92,692,512	21,191,419	13,742,288
Futures contracts	-	412,101	108,648	274,652
Foreign currency translations	-	662	-	22,294
	5,494,641	93,105,275	21,300,067	14,039,234
Net Realized and Change in Unrealized Gain	6,762,387	123,646,865	28,518,685	17,294,053
Net Increase in Net Assets Resulting from Operations	$7,994,285	$129,393,597	$28,865,643	$19,522,798
* Foreign taxes withheld	$-	$18,362	$381	$482,332

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations (Continued)

For the Year Ended December 31, 2023

	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Global Atlantic BlackRock Disciplined Value Portfolio	Global Atlantic BlackRock High Yield Portfolio	Global Atlantic Goldman Sachs Core Fixed Income Portfolio
Investment Income:
Dividend income *	$2,074,700	$4,895,882	$-	$-
Interest income	172,609	156,902	3,647,346	2,498,249
Interest income from affilates	-	-	23,695	-
Total Investment Income	2,247,309	5,052,784	3,671,041	2,498,249
Expenses:
Investment advisory fee	1,307,222	996,117	244,511	202,587
Distribution fees (12b-1) - Class II Shares	254,700	16,043	1,392	-
Administrative service fees	79,649	72,827	16,089	19,604
Legal fees	67,244	61,351	13,612	16,626
Trustees fees	28,320	26,089	5,805	7,085
Custody fees	24,552	23,026	6,850	15,792
Regulatory and compliance fees	11,428	10,427	2,310	2,820
Miscellaneous expenses	95,062	93,482	19,060	23,211
Total Expenses	1,868,177	1,299,362	309,629	287,725
Expenses waived	(12,386)	(11,349)	(3,303)	(6,972)
Net Expenses	1,855,791	1,288,013	306,326	280,753
Net Investment Income	391,518	3,764,771	3,364,715	2,217,496
Net Realized and Change in Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	13,772,655	11,176,180	(2,071,519)	(1,037,357)
Investments in affiliated securities	-	-	(3,436)	-
Futures contracts	549,233	473,259	(22,754)	(639,519)
Swap contracts	-	-	-	40,824
Swaptions	-	-	-	(11,421)
Forward foreign currency contracts	-	-	-	(14,411)
Foreign currency translations	-	-	-	(4,045)
	14,321,888	11,649,439	(2,097,709)	(1,665,929)
Net change in unrealized appreciation/(depreciation) on:
Investments	38,080,100	13,392,376	4,377,018	2,278,422
Investments in affiliated securities	-	-	26,110	-
Futures contracts	101,675	195,455	30,710	508,685
Swap contracts	-	-	-	9,308
Forward foreign currency contracts	-	-	-	541
Foreign currency translations	-	-	-	(733)
	38,181,775	13,587,831	4,433,838	2,796,223
Net Realized and Change in Unrealized Gain	52,503,663	25,237,270	2,336,129	1,130,294
Net Increase in Net Assets Resulting from Operations	$52,895,181	$29,002,041	$5,700,844	$3,347,790
* Foreign taxes withheld	$-	$1,137	$-	$-

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets

	Global Atlantic BlackRock Allocation Portfolio		Global Atlantic BlackRock Disciplined Core Portfolio
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$1,231,898	$1,213,813	$5,746,732	$6,441,495
Net realized gain (loss)	1,267,746	793,183	30,541,590	(3,039,297)
Net change in unrealized appreciation (depreciation)	5,494,641	(12,157,208)	93,105,275	(134,645,058)
Net increase (decrease) in net assets resulting from operations	7,994,285	(10,150,212)	129,393,597	(131,242,860)
From Distributions to Shareholders:
Total distributions paid	(2,462,018)	(8,274,158)	(6,044,719)	(116,104,855)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	1,556,830	398,375	2,361,917	1,200,135
Class II	988,244	1,199,359	4,227,058	1,564,468
Reinvestment of distributions
Class I	1,978,816	6,535,741	5,766,284	109,478,151
Class II	483,202	1,738,417	278,435	6,626,704
Cost of shares redeemed
Class I	(7,912,136)	(9,079,238)	(61,673,749)	(65,193,764)
Class II	(2,882,470)	(2,853,910)	(7,595,265)	(6,776,509)
Net increase (decrease) in net assets from share transactions of beneficial interest	(5,787,514)	(2,061,256)	(56,635,320)	46,899,185
Total increase (decrease) in net assets	(255,247)	(20,485,626)	66,713,558	(200,448,530)
Net Assets:
Beginning of year	57,166,583	77,652,209	517,082,608	717,531,138
End of year	$56,911,336	$57,166,583	$583,796,166	$517,082,608
Share Activity:
Class I
Shares sold	152,460	34,056	199,846	87,681
Shares reinvested	208,077	679,391	492,845	9,952,559
Shares redeemed	(764,264)	(796,557)	(5,035,070)	(4,612,976)
Net increase (decrease) in shares of beneficial interest outstanding	(403,727)	(83,110)	(4,342,379)	5,427,264
Share Activity:
Class II
Shares sold	94,030	95,487	355,825	111,406
Shares reinvested	50,917	181,085	23,818	602,976
Shares redeemed	(280,376)	(245,735)	(624,329)	(478,269)
Net increase (decrease) in shares of beneficial interest outstanding	(135,429)	30,837	(244,686)	236,113

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock Disciplined Growth Portfolio		Global Atlantic BlackRock Disciplined International Core Portfolio
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$346,958	$371,431	$2,228,745	$3,753,828
Net realized gain (loss)	7,218,618	(6,722,821)	3,254,819	(8,482,161)
Net change in unrealized appreciation (depreciation)	21,300,067	(29,654,794)	14,039,234	(21,435,867)
Net increase (decrease) in net assets resulting from operations	28,865,643	(36,006,184)	19,522,798	(26,164,200)
From Distributions to Shareholders:
Total distributions paid	(412,997)	(15,343,989)	(3,249,596)	(10,109,807)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	2,653,304	1,165,133	1,264,671	938,711
Class II	2,514,177	2,578,210	1,943,900	1,126,903
Reinvestment of distributions
Class I	346,599	11,793,023	2,265,058	6,979,467
Class II	66,398	3,550,966	984,538	3,130,340
Cost of shares redeemed
Class I	(14,249,667)	(13,335,585)	(13,225,425)	(11,938,368)
Class II	(4,776,439)	(3,769,685)	(5,495,036)	(5,135,004)
Net increase (decrease) in net assets from share transactions of beneficial interest	(13,445,628)	1,982,062	(12,262,294)	(4,897,951)
Total increase (decrease) in net assets	15,007,018	(49,368,111)	4,010,908	(41,171,958)
Net Assets:
Beginning of year	75,981,311	125,349,422	133,312,951	174,484,909
End of year	$90,988,329	$75,981,311	$137,323,859	$133,312,951
Share Activity:
Class I
Shares sold	187,301	77,829	131,144	101,754
Shares reinvested	25,448	983,572	255,074	858,483
Shares redeemed	(1,032,041)	(867,484)	(1,372,535)	(1,204,122)
Net increase (decrease) in shares of beneficial interest outstanding	(819,292)	193,917	(986,317)	(243,885)
Share Activity:
Class II
Shares sold	192,197	175,354	201,789	119,743
Shares reinvested	4,871	296,161	110,996	385,036
Shares redeemed	(345,113)	(252,501)	(570,063)	(526,345)
Net increase (decrease) in shares of beneficial interest outstanding	(148,045)	219,014	(257,278)	(21,566)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio		Global Atlantic BlackRock Disciplined Value Portfolio
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$391,518	$328,902	$3,764,771	$3,955,829
Net realized gain (loss)	14,321,888	(46,171,398)	11,649,439	1,175,351
Net change in unrealized appreciation (depreciation)	38,181,775	(48,255,555)	13,587,831	(28,344,072)
Net increase (decrease) in net assets resulting from operations	52,895,181	(94,098,051)	29,002,041	(23,212,892)
From Distributions to Shareholders:
Total distributions paid	(308,903)	(65,904,530)	(4,965,934)	(51,258,959)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	873,547	1,565,862	2,568,017	1,564,086
Class II	1,052,403	1,517,655	207,600	361,860
Reinvestment of distributions
Class I	288,537	38,441,483	4,837,506	49,799,004
Class II	20,366	27,463,047	128,428	1,459,955
Cost of shares redeemed
Class I	(21,234,575)	(21,541,667)	(29,296,208)	(32,942,173)
Class II	(14,064,816)	(12,073,607)	(877,498)	(1,204,603)
Net increase (decrease) in net assets from share transactions of beneficial interest	(33,064,538)	35,372,773	(22,432,155)	19,038,129
Total increase (decrease) in net assets	19,521,740	(124,629,808)	1,603,952	(55,433,722)
Net Assets:
Beginning of year	235,992,067	360,621,875	224,345,664	279,779,386
End of year	$255,513,807	$235,992,067	$225,949,616	$224,345,664
Share Activity:
Class I
Shares sold	84,460	132,285	255,457	137,935
Shares reinvested	30,150	4,055,009	510,285	5,107,590
Shares redeemed	(2,036,661)	(1,697,476)	(2,839,671)	(2,673,760)
Net increase (decrease) in shares of beneficial interest outstanding	(1,922,051)	2,489,818	(2,073,929)	2,571,765
Share Activity:
Class II
Shares sold	101,770	108,585	19,961	29,599
Shares reinvested	2,135	2,906,142	13,505	149,433
Shares redeemed	(1,361,773)	(925,028)	(85,419)	(98,896)
Net increase (decrease) in shares of beneficial interest outstanding	(1,257,868)	2,089,699	(51,953)	80,136
See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock High Yield Portfolio		Global Atlantic Goldman Sachs Core Fixed Income Portfolio
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$3,364,715	$3,002,136	$2,217,496	$1,740,669
Net realized loss	(2,097,709)	(3,633,017)	(1,665,929)	(6,115,225)
Net change in unrealized appreciation (depreciation)	4,433,838	(5,489,433)	2,796,223	(6,534,461)
Net increase (decrease) in net assets resulting from operations	5,700,844	(6,120,314)	3,347,790	(10,909,017)
From Distributions to Shareholders:
Total distributions paid	(3,002,140)	(2,964,053)	(1,538,205)	(1,427,091)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	2,550,446	4,900,006	4,941,004	3,203,890
Class II	11,463	23,448	-	-
Reinvestment of distributions
Class I	2,969,701	2,931,278	1,538,205	1,427,091
Class II	32,439	32,775	-	-
Cost of shares redeemed
Class I	(8,508,200)	(13,719,094)	(9,505,017)	(11,605,222)
Class II	(134,292)	(150,761)	-	-
Net decrease in net assets from share transactions of beneficial interest	(3,078,443)	(5,982,348)	(3,025,808)	(6,974,241)
Total decrease in net assets	(379,739)	(15,066,715)	(1,216,223)	(19,310,349)
Net Assets:
Beginning of year	49,944,538	65,011,253	61,050,873	80,361,222
End of year	$49,564,799	$49,944,538	$59,834,650	$61,050,873
Share Activity:
Class I
Shares sold	289,660	529,301	575,273	356,607
Shares reinvested	358,659	346,078	192,035	174,248
Shares redeemed	(961,203)	(1,502,116)	(1,108,340)	(1,297,997)
Net decrease in shares of beneficial interest outstanding	(312,884)	(626,737)	(341,032)	(767,142)
Share Activity:
Class II
Shares sold	1,272	2,575	-	-
Shares reinvested	3,908	3,865	-	-
Shares redeemed	(15,237)	(16,442)	-	-
Net decrease in shares of beneficial interest outstanding	(10,057)	(10,002)	-	-

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Allocation Portfolio

Selected data for a Class I share outstanding throughout each year

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$9.78	$13.17	$12.45	$11.42	$9.62
Income from investment operations:
Net investment income (a,b)	0.23	0.22	0.20	0.19	0.23
Net realized and unrealized gain (loss) (c)	1.20	(2.01)	1.20	1.40	1.79
Total income (loss) from investment operations	1.43	(1.79)	1.40	1.59	2.02
Less distributions from:
Net investment income	(0.24)	(0.23)	(0.23)	(0.27)	(0.22)
Net realized gains	(0.24)	(1.37)	(0.45)	(0.29)	-
Total distributions from net investment income and net realized gains	(0.48)	(1.60)	(0.68)	(0.56)	(0.22)
Net asset value, end of year	$10.73	$9.78	$13.17	$12.45	$11.42
Total return (d)	15.26%	(13.42)%	11.33%	14.46%	21.09%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$45,130	$45,106	$61,826	$64,791	$66,410
Ratio of net expenses to average net assets (e)	0.34%	0.33%	0.31%	0.31%	0.31%
Ratio of gross expenses to average net assets (e,f)	0.34%	0.33%	0.32%	0.33%	0.34%
Ratio of net investment income to average net assets (b,e)	2.22%	1.91%	1.52%	1.69%	2.15%
Portfolio turnover rate	73%	62%	73%	85%	61%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Allocation Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$9.76	$13.13	$12.41	$11.39	$9.61
Income from investment operations:
Net investment income (a,b)	0.20	0.19	0.17	0.17	0.21
Net realized and unrealized gain (loss) (c)	1.20	(2.00)	1.19	1.38	1.78
Total income (loss) from investment operations	1.40	(1.81)	1.36	1.55	1.99
Less distributions from:
Net investment income	(0.21)	(0.19)	(0.19)	(0.24)	(0.21)
Net realized gains	(0.24)	(1.37)	(0.45)	(0.29)	-
Total distributions from net investment income and net realized gains	(0.45)	(1.56)	(0.64)	(0.53)	(0.21)
Net asset value, end of year	$10.71	$9.76	$13.13	$12.41	$11.39
Total return (d)	14.93%	(13.58)%	11.04%	14.13%	20.82%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$11,782	$12,060	$15,826	$16,205	$15,568
Ratio of net expenses to average net assets (e)	0.59%	0.58%	0.56%	0.56%	0.56%
Ratio of gross expenses to average net assets (e,f)	0.59%	0.58%	0.57%	0.58%	0.59%
Ratio of net investment income to average net assets (b,e)	1.96%	1.68%	1.28%	1.45%	1.91%
Portfolio turnover rate	73%	62%	73%	85%	61%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Core Portfolio

Selected data for a Class I share outstanding throughout each year

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$10.86	$17.10	$13.98		$12.39	$9.74
Income from investment operations:
Net investment income (a)	0.13	0.16	0.13		0.15	0.17
Net realized and unrealized gain (loss) (b)	2.71	(3.35)	3.84		2.19	2.66
Total income (loss) from investment operations	2.84	(3.19)	3.97		2.34	2.83
Less distributions from:
Net investment income	(0.14)	(0.16)	(0.15)		(0.20)	(0.18)
Net realized gains	-	(2.89)	(0.70)		(0.55)	-
Total distributions from net investment income and net realized gains	(0.14)	(3.05)	(0.85)		(0.75)	(0.18)
Net asset value, end of year	$13.56	$10.86	$17.10		$13.98	$12.39
Total return (c)	26.36%	(18.89)%	28.67%		19.69%	29.21%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$550,048	$487,420	$674,859		$575,095	$547,724
Ratio of net expenses to average net assets	0.51%	0.50%	0.49%		0.48%	0.48%
Ratio of gross expenses to average net assets (d)	0.52%	0.50%	0.49%		0.50%	0.50%
Ratio of net investment income to average net assets	1.06%	1.12%	0.79%		1.23%	1.53%
Portfolio turnover rate	111%	106%	109	% (e)	122%	130%

(a)  Net investment income has been calculated using the shares method, which more appropriately presents the per share data for the period.

(b)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(e)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic BlackRock Disciplined U.S. Core Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Core Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$10.84	$17.07	$13.96		$12.37	$9.72
Income from investment operations:
Net investment income (a)	0.10	0.12	0.09		0.12	0.14
Net realized and unrealized gain (loss) (b)	2.72	(3.34)	3.83		2.18	2.66
Total income (loss) from investment operations	2.82	(3.22)	3.92		2.30	2.80
Less distributions from:
Net investment income	(0.11)	(0.12)	(0.11)		(0.16)	(0.15)
Net realized gains	-	(2.89)	(0.70)		(0.55)	-
Total distributions from net investment income and net realized gains	(0.11)	(3.01)	(0.81)		(0.71)	(0.15)
Net asset value, end of year	$13.55	$10.84	$17.07		$13.96	$12.37
Total return (c)	26.17%	(19.12)%	28.35%		19.42%	28.94%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$33,749	$29,662	$42,672		$36,731	$35,116
Ratio of net expenses to average net assets	0.76%	0.75%	0.74%		0.73%	0.73%
Ratio of gross expenses to average net assets (d)	0.77%	0.75%	0.74%		0.75%	0.75%
Ratio of net investment income to average net assets	0.81%	0.87%	0.54%		0.98%	1.28%
Portfolio turnover rate	111%	106%	109	% (e)	122%	130%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(e)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic BlackRock Disciplined U.S. Core Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Growth Portfolio

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Period Ended December 31, 2021 (a)
Net asset value, beginning of period	$11.48	$20.21	$18.80
Income from investment operations:
Net investment income (b)	0.07	0.07	0.03
Net realized and unrealized gain (loss) (c)	4.63	(5.96)	1.67
Total income (loss) from investment operations	4.70	(5.89)	1.70
Less distributions from:
Net investment income	(0.08)	(0.07)	-
Net realized gains	-	(2.77)	(0.29)
Total distributions from net investment income and net realized gains	(0.08)	(2.84)	(0.29)
Net asset value, end of period	$16.10	$11.48	$20.21
Total return (d)	41.07%	(29.76)%	9.12%
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$67,851	$57,785	$97,770
Ratio of net expenses to average net assets	0.50%	0.48%	0.48	% (e)
Ratio of gross expenses to average net assets (f)	0.50%	0.49%	0.48	% (e)
Ratio of net investment income to average net assets	0.48%	0.46%	0.36	% (e)
Portfolio turnover rate	130%	120%	130	% (g,h)

(a)  Global Atlantic BlackRock Disciplined Growth Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017. Class I commenced operations on August 20, 2021 as a result of a reorganization.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Annualized.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  Not annualized.

(h)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Growth Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$11.48	$20.19	$16.10		$12.66	$9.85
Income from investment operations:
Net investment income (loss) (a)	0.03	0.03	(0.00	) (b)	0.03	0.07
Net realized and unrealized gain (loss) (c)	4.64	(5.95)	4.38		4.26	3.18
Total income (loss) from investment operations	4.67	(5.92)	4.38		4.29	3.25
Less distributions from:
Net investment income	(0.05)	(0.02)	-		(0.06)	(0.06)
Net realized gains	-	(2.77)	(0.29)		(0.79)	(0.38)
Total distributions from net investment income and net realized gains	(0.05)	(2.79)	(0.29)		(0.85)	(0.44)
Net asset value, end of year	$16.10	$11.48	$20.19		$16.10	$12.66
Total return (d)	40.71%	(29.90)%	27.29%		34.68%	33.38%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$23,137	$18,196	$27,579		$20,175	$18,077
Ratio of net expenses to average net assets	0.75%	0.73%	0.77%		0.79%	0.79%
Ratio of gross expenses to average net assets (e)	0.75%	0.74%	0.80%		0.87%	0.85%
Ratio of net investment income to average net assets	0.22%	0.21%	(0.00	)% (b)	0.21%	0.58%
Portfolio turnover rate	130%	120%	130	% (f)	133%	144%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Less than $0.005 or 0.005% per share.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined International Core Portfolio

Selected data for a Class I share outstanding throughout each year

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$8.98	$11.55	$10.78		$9.98	$8.50
Income from investment operations:
Net investment income (a,b)	0.17	0.27	0.22		0.14	0.25
Net realized and unrealized gain (loss) (c)	1.20	(2.11)	0.73		0.85	1.48
Total income (loss) from investment operations	1.37	(1.84)	0.95		0.99	1.73
Less distributions from:
Net investment income	(0.25)	(0.32)	(0.18)		(0.19)	(0.25)
Net realized gains	-	(0.41)	-		-	-
Total distributions from net investment income and net realized gains	(0.25)	(0.73)	(0.18)		(0.19)	(0.25)
Net asset value, end of year	$10.10	$8.98	$11.55		$10.78	$9.98
Total return (d)	15.63%	(15.24)%	8.77%		10.32%	20.50%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$92,699	$91,317	$120,258		$106,216	$105,876
Ratio of net expenses to average net assets (e)	0.77%	0.73%	0.72%		0.69%	0.69%
Ratio of gross expenses to average net assets (e,f)	0.81%	0.81%	0.82%		0.84%	0.72%
Ratio of net investment income to average net assets (b,e)	1.72%	2.69%	1.87%		1.55%	2.61%
Portfolio turnover rate	50%	59%	117	% (g)	161%	86%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic Goldman Sachs Global Equity Insights Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined International Core Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$8.97	$11.53	$10.77		$9.97	$8.49
Income from investment operations:
Net investment income (a,b)	0.14	0.24	0.19		0.12	0.22
Net realized and unrealized gain (loss) (c)	1.20	(2.09)	0.72		0.85	1.48
Total income (loss) from investment operations	1.34	(1.85)	0.91		0.97	1.70
Less distributions from:
Net investment income	(0.22)	(0.30)	(0.15)		(0.17)	(0.22)
Net realized gains	-	(0.41)	-		-	-
Total distributions from net investment income and net realized gains	(0.22)	(0.71)	(0.15)		(0.17)	(0.22)
Net asset value, end of year	$10.09	$8.97	$11.53		$10.77	$9.97
Total return (d)	15.34%	(15.45)%	8.47%		10.05%	20.22%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$44,624	$41,996	$54,227		$42,341	$42,714
Ratio of net expenses to average net assets (e)	1.02%	0.98%	0.97%		0.94%	0.94%
Ratio of gross expenses to average net assets (e)	1.06%	1.06%	1.07%		1.09%	0.97%
Ratio of net investment income to average net assets (b,e)	1.48%	2.45%	1.63%		1.30%	2.36%
Portfolio turnover rate	50%	59%	117	% (f)	161%	86%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic Goldman Sachs Global Equity Insights Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Selected data for a Class I share outstanding throughout each year

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$9.45	$17.68	$16.49		$13.06	$9.91
Income from investment operations:
Net investment income (loss) (a)	0.03	0.03	(0.02)		0.01	0.05
Net realized and unrealized gain (loss) (b)	2.27	(4.69)	2.41		4.58	3.18
Total income (loss) from investment operations	2.30	(4.66)	2.39		4.59	3.23
Less distributions from:
Net investment income	(0.02)	(0.04)	(0.00	) (c)	(0.04)	(0.03)
Net realized gains	-	(3.53)	(1.20)		(1.12)	(0.05)
Total distributions from net investment income and net realized gains	(0.02)	(3.57)	(1.20)		(1.16)	(0.08)
Net asset value, end of year	$11.73	$9.45	$17.68		$16.49	$13.06
Total return (d)	24.42%	(26.44)%	14.29%		36.52%	32.68%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$147,344	$136,926	$212,083		$162,580	$141,289
Ratio of net expenses to average net assets	0.67%	0.65%	0.64%		0.63%	0.63%
Ratio of gross expenses to average net assets (e)	0.66%	0.66%	0.65%		0.67%	0.66%
Ratio of net investment income (loss) to average net assets	0.27%	0.23%	(0.11)%		0.09%	0.44%
Portfolio turnover rate	122%	110%	179	% (f)	139%	148%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(c)  Less than $0.005 or 0.005% per share.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic BlackRock Disciplined Small Cap Portfolio and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
Net asset value, beginning of year	$9.42		$17.62		$16.48		$13.06		$9.90
Income from investment operations:
Net investment income (loss) (a)	0.00	(b)	(0.00	) (b)	(0.06)		(0.02)		0.02
Net realized and unrealized gain (loss) (c)	2.26		(4.67)		2.40		4.56		3.19
Total income (loss) from investment operations	2.26		(4.67)		2.34		4.54		3.21
Less distributions from:
Net investment income	(0.00	) (b)	-		-		(0.00	) (b)	(0.00	) (b)
Net realized gains	-		(3.53)		(1.20)		(1.12)		(0.05)
Total distributions from net investment income and net realized gains	0.00	(b)	(3.53)		(1.20)		(1.12)		(0.05)
Net asset value, end of year	$11.68		$9.42		$17.62		$16.48		$13.06
Total return (d)	24.02%		(26.58)%		13.96%		36.13%		32.48%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$108,170		$99,066		$148,539		$59,930		$50,446
Ratio of net expenses to average net assets	0.92%		0.90%		0.89%		0.88%		0.88%
Ratio of gross expenses to average net assets (e)	0.91%		0.91%		0.90%		0.92%		0.91%
Ratio of net investment income (loss) to average net assets	0.02%		(0.02)%		(0.35)%		(0.12)%		0.19%
Portfolio turnover rate	122%		110%		179	% (f)	139%		148%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Less than $0.005 or 0.005% per share.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic BlackRock Disciplined Small Cap Portfolio and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Value Portfolio

Selected data for a Class I share outstanding throughout each year

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$9.90	$13.98	$11.19	$11.51	$9.39
Income from investment operations:
Net investment income (a)	0.18	0.20	0.16	0.19	0.23
Net realized and unrealized gain (loss) (b)	1.16	(1.42)	2.81	0.17	2.13
Total income (loss) from investment operations	1.34	(1.22)	2.97	0.36	2.36
Less distributions from:
Net investment income	(0.18)	(0.22)	(0.18)	(0.24)	(0.24)
Net realized gains	(0.06)	(2.64)	-	(0.44)	-
Total distributions from net investment income and net realized gains	(0.24)	(2.86)	(0.18)	(0.68)	(0.24)
Net asset value, end of year	$11.00	$9.90	$13.98	$11.19	$11.51
Total return (c)	13.95%	(8.37)%	26.58%	4.14%	25.28%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$219,354	$217,898	$271,801	$244,853	$266,399
Ratio of net expenses to average net assets	0.57%	0.56%	0.55%	0.54%	0.54%
Ratio of gross expenses to average net assets (d)	0.58%	0.57%	0.55%	0.57%	0.56%
Ratio of net investment income to average net assets	1.71%	1.65%	1.27%	1.87%	2.11%
Portfolio turnover rate	116%	116%	120%	125%	132%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Value Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$9.92	$14.00	$11.21	$11.52	$9.40
Income from investment operations:
Net investment income (a)	0.15	0.17	0.13	0.17	0.20
Net realized and unrealized gain (loss) (b)	1.18	(1.42)	2.81	0.18	2.13
Total income (loss) from investment operations	1.33	(1.25)	2.94	0.35	2.33
Less distributions from:
Net investment income	(0.16)	(0.19)	(0.15)	(0.22)	(0.21)
Net realized gains	(0.06)	(2.64)	-	(0.44)	-
Total distributions from net investment income and net realized gains	(0.22)	(2.83)	(0.15)	(0.66)	(0.21)
Net asset value, end of year	$11.03	$9.92	$14.00	$11.21	$11.52
Total return (c)	13.71%	(8.62)%	26.23%	3.94%	24.92%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$6,596	$6,448	$7,978	$7,106	$7,370
Ratio of net expenses to average net assets	0.82%	0.81%	0.80%	0.79%	0.79%
Ratio of gross expenses to average net assets (d)	0.83%	0.82%	0.80%	0.82%	0.81%
Ratio of net investment income to average net assets	1.46%	1.40%	1.02%	1.62%	1.86%
Portfolio turnover rate	116%	116%	120%	125%	132%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock High Yield Portfolio

Selected data for a Class I share outstanding throughout each year

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$8.57	$10.06	$10.17	$10.21	$9.43
Income from investment operations:
Net investment income (a)	0.61	0.50	0.46	0.49	0.52
Net realized and unrealized gain (loss) (b)	0.40	(1.48)	(0.06)	0.07	0.89
Total income (loss) from investment operations	1.01	(0.98)	0.40	0.56	1.41
Less distributions from:
Net investment income	(0.58)	(0.51)	(0.51)	(0.60)	(0.63)
Net asset value, end of year	$9.00	$8.57	$10.06	$10.17	$10.21
Total return (c)	12.37%	(9.64)%	4.00%	5.79%	15.06%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$49,035	$49,354	$64,219	$66,191	$70,727
Ratio of net expenses to average net assets	0.62%	0.61%	0.60%	0.59%	0.59%
Ratio of gross expenses to average net assets (d)	0.63%	0.62%	0.61%	0.62%	0.62%
Ratio of net investment income to average net assets	6.88%	5.41%	4.51%	4.93%	5.11%
Portfolio turnover rate	89%	86%	62%	52%	45%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock High Yield Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$8.58	$10.06	$10.16	$10.19	$9.41
Income from investment operations:
Net investment income (a)	0.59	0.47	0.44	0.46	0.50
Net realized and unrealized gain (loss) (b)	0.40	(1.47)	(0.06)	0.08	0.87
Total income (loss) from investment operations	0.99	(1.00)	0.38	0.54	1.37
Less distributions from:
Net investment income	(0.55)	(0.48)	(0.48)	(0.57)	(0.59)
Net asset value, end of year	$9.02	$8.58	$10.06	$10.16	$10.19
Total return (c)	12.11%	(9.84)%	3.74%	5.57%	14.70%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$530	$590	$793	$799	$900
Ratio of net expenses to average net assets	0.87%	0.86%	0.85%	0.84%	0.84%
Ratio of gross expenses to average net assets (d)	0.88%	0.87%	0.86%	0.87%	0.87%
Ratio of net investment income to average net assets	6.63%	5.16%	4.26%	4.68%	4.86%
Portfolio turnover rate	89%	86%	62%	52%	45%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Selected data for a Class I share outstanding throughout each year

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
Net asset value, beginning of year	$8.47		$10.07		$11.07		$10.60		$9.92
Income from investment operations:
Net investment income (a,b)	0.32		0.23		0.20		0.24		0.27
Net realized and unrealized gain (loss) (c)	0.15		(1.63)		(0.42)		0.76		0.67
Total income (loss) from investment operations	0.47		(1.40)		(0.22)		1.00		0.94
Less distributions from:
Net investment income	(0.23)		(0.19)		(0.28)		(0.27)		(0.26)
Net realized gains	-		(0.01)		(0.50)		(0.26)		-
Total distributions from net investment income and net realized gains	(0.23)		(0.20)		(0.78)		(0.53)		(0.26)
Net asset value, end of year	$8.71		$8.47		$10.07		$11.07		$10.60
Total return (d)	5.73%		(13.84)%		(1.98)%		9.49%		9.49%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$59,835		$61,051		$80,361		$91,542		$90,506
Ratio of net expenses to average net assets (e)	0.47%		0.45%		0.43%		0.43%		0.43%
Ratio of gross expenses to average net assets (e,f)	0.48%		0.47%		0.45%		0.47%		0.46%
Ratio of net investment income to average net assets (b,e)	3.72%		2.55%		1.83%		2.18%		2.61%
Portfolio turnover rate	70	% (g)	77	% (g)	85	% (g)	151	% (g)	150	% (g)

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  The portfolio turnover rate excludes mortgage dollar roll transactions for the years ended December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020, and December 31, 2019. If these were included in the calculation, the portfolio turnover would be 369%, 549%, 474%, 701%, and 689%, respectively. See Note 3 in the accompanying notes to financial statements.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Notes to Financial Statements

December 31, 2023

1.  ORGANIZATION

As of December 31, 2023, the Global Atlantic Portfolios were comprised of sixteen different actively managed portfolios, eight of which are discussed in this report (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is a series of shares of beneficial interest of Forethought Variable Insurance Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

	Commencement Date*	Investment Objective
Global Atlantic BlackRock Allocation Portfolio	November 6, 2017	Total return.
Global Atlantic BlackRock Disciplined Core Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined Growth Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined International Core Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined Value Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock High Yield Portfolio	November 6, 2017	Total return.
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	November 6, 2017	Total return consisting of capital appreciation and income.

*  The Portfolios' inception date is November 1, 2017. The Portfolios commenced operations on November 6, 2017.

Each Portfolio is diversified. The Global Atlantic BlackRock Allocation Portfolio operates as a "fund of funds." A "fund of funds" typically invests in multiple underlying funds and the level of its interest in any particular underlying fund may fluctuate. The Portfolios are intended to be funding vehicles for variable annuity and variable life insurance contracts offered by separate accounts of insurance companies. The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses.

As of December 31, 2023, the Portfolios offered Class I and Class II shares at net asset value, except the Global Atlantic Goldman Sachs Core Fixed Income Portfolio (which only offered Class I shares). All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Portfolio's income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

References herein to a Portfolio's investment in a particular instrument include direct investments and indirect investments through investment companies such as open-end funds (mutual funds, exchange traded funds, and variable insurance trusts) and closed-end funds, as applicable.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("US GAAP"). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service which take into account appropriate factors such as trading activity, readily available market quotations (including broker quotes), yield, quality, coupon rate, maturity, type of issue, trading characteristic, call features, credit ratings and other data. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost to the extent it is determined that amortized cost approximates fair value. Forward currency contracts are valued at the forward currency contract rates, determined at 11:00 am Eastern Time or the nearest time prior to the close of the New York Stock Exchange. Exchange listed swaps are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Other swaps are valued by a pricing service provider covering the specific type of swap.

Valuation of Investment Companies – The Portfolios may invest in one or more portfolios of open-end investment companies (the "Underlying Fund" or "Underlying Funds"). Each Underlying Fund is valued at its respective net asset value as reported by such investment company (except exchange-traded funds ("ETFs")). ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Each Underlying Fund values securities in its portfolio for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods approved by each Underlying Fund's board(s) of trustees.

Illiquid Investments – Pursuant to Rule 22e-4 under the 1940 Act, a Portfolio may not acquire any "illiquid investment" if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An "illiquid investment" is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board of Trustees ("Board") has approved the designation of the Adviser to administer the Trust's liquidity risk management program and related procedures. Illiquid investments include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). These investments will be valued at their fair value, as outlined below.

Valuation Designee and Valuation Process – Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Global Atlantic Investment Advisors, LLC (the "Adviser"), investment adviser to the Portfolios, as the Portfolios' Valuation Designee (the "Designee") with responsibility for establishing fair value when the price of a security is not readily available or deemed unreliable. Such investments will be valued at their fair market value as determined using the valuation procedures established by the Designee and approved by the Board. The Adviser carries out its designated activities through the Adviser's Fair Value Committee.

In accordance with the valuation procedures, fair value determinations are required for, among others, the following securities: (i) securities for which market quotations are not readily available on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Adviser or relevant Sub-Adviser, the prices or values available do not represent the fair value of the instrument (factors which may cause the Adviser or Sub-Adviser to make such a judgment include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading); (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a "significant event") subsequent to the determination of the closing price reported on the principal exchange on which the securities are traded, but prior to the relevant Portfolio's calculation of its net asset value ("NAV"); and (v) mutual funds that do not provide timely NAV information. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or Sub-Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the Designee shall determine the fair value of restricted or illiquid securities using certain factors, such as, but not limited to: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights, as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; (xi) the market value of any securities into which the security is convertible or exchangeable; (xii) the security's embedded option values; and (xiii) information about the financial condition of the issuer and its prospects.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. US GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2023 for each Portfolio's investments measured at fair value:

Global Atlantic BlackRock Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$56,377,676	$-	$-	$56,377,676
Short-Term Investments	551,017	-	-	551,017
Total	$56,928,693	$-	$-	$56,928,693

Global Atlantic BlackRock Disciplined Core Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$575,494,877	$-	$-	$575,494,877
Short-Term Investments	8,035,406	-	-	8,035,406
Futures Contracts*	208,803	-	-	208,803
Total	$583,739,086	$-	$-	$583,739,086

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

Global Atlantic BlackRock Disciplined Growth Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$89,024,901	$-	$-	$89,024,901
Short-Term Investments	1,534,953	-	-	1,534,953
Futures Contracts*	26,924	-		26,924
Total	$90,586,778	$-	$-	$90,586,778

Global Atlantic BlackRock Disciplined International Core Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$119,339,585	$8,623	$-	$119,348,208
Exchange Traded Funds	7,302,731	-	-	7,302,731
Preferred Stocks	889,562	-	-	889,562
Warrants	0	-	-	0
Rights	-	103	-	103
Short-Term Investments	8,286,433	-	-	8,286,433
Futures Contracts*	219,633	-	-	219,633
Total	$136,037,944	$8,726	$-	$136,046,670

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$251,897,786	$-	$-	$251,897,786
Rights	-	2,519	-	2,519
Short-Term Investments	3,340,404	-	-	3,340,404
Futures Contracts*	30,400	-	-	30,400
Total	$255,268,590	$2,519	$-	$255,271,109

Global Atlantic BlackRock Disciplined Value Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$222,662,215	$-	$-	$222,662,215
Short-Term Investments	3,064,455	-	-	3,064,455
Futures Contracts*	93,425	-	-	93,425
Total	$225,820,095	$-	$-	$225,820,095

Global Atlantic BlackRock High Yield Portfolio

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds and Notes	$-	$48,005,884	$-	$48,005,884
Short-Term Investments	723,351	-	-	723,351
Futures Contracts*	38,171	-	-	38,171
Total	$761,522	$48,005,884	$-	$48,767,406
Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$9,344	$-	$	$9,344
Total	$9,344	$-	$-	$9,344

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds and Notes	$-	$24,284,227	$-	$24,284,227
Agency Mortgage Backed Securities	-	20,457,695	-	20,457,695
Asset Backed and Commercial Backed Securities	-	9,172,265	-	9,172,265
U.S. Treasury Securities and Agency Bonds	-	6,287,904	-	6,287,904
Short-Term Investments	736,474	597,363	-	1,333,837
Municipal Bonds	-	835,016	-	835,016
Sovereign Debts	-	586,279	-	586,279
Futures Contracts*	435,046	-	-	435,046
Swap Contracts*	-	194,849	-	194,849
Forward Foreign Exchange Contracts*	-	17,100	-	17,100
Total	$1,171,520	$62,432,698	$-	$63,604,218
Liabilities	Level 1	Level 2	Level 3	Total
Agency Mortgage-Backed Securities - Forward Sales Contracts	$-	$4,667,148	$-	$4,667,148
Swap Contracts*	-	164,106	-	164,106
Futures Contracts*	34,089	-	-	34,089
Forward Foreign Exchange Contracts*	-	19,668	-	19,668
Total	$34,089	$4,850,922	$-	$4,885,011

*  Net unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

The Portfolios did not hold any Level 3 securities during the year ended December 31, 2023.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on the accrual basis and includes, where applicable, the pro-rata amortization of premium or accretion of discount calculated using constant yield to maturity or effective yield. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex- date and are determined in accordance with Federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Portfolios may maintain deposits with a financial institution which could be an amount that is in excess of federally insured limits. The Portfolios have not experienced any losses on their accounts.

Federal Income Tax – It is each Portfolio's policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed each Portfolio's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in each Portfolio's 2021 and 2022 tax returns, or is expected to be taken in each Portfolio's 2023 tax return. Each Portfolio identified

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency Translation – The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and change in unrealized gain or loss on foreign currency translations.

Forward Foreign Currency Contracts – As foreign securities are purchased, a Portfolio may enter into forward currency contracts in order to hedge against foreign currency exchange rate risks. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains/(losses) from forward foreign currency contracts in the Statements of Operations.

For the year ended December 31, 2023, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on forward foreign currency contracts subject to currency risk, as disclosed in the Statements of Operations, is as follows:

	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	$(14,411)	$541

Options Transactions – Certain Portfolios are subject to equity price risk, interest rate risk and foreign currency risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk. A Portfolio may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or securities indices, including ETFs, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A call option for a particular security gives the purchaser of the option, in return for a premium, the right, but not the obligation, to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option for American options or only at expiration for European options, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right, but not the obligation, to sell the security at the stated exercise price at any time prior to the expiration date of the option for American options or only at expiration for European options, regardless of the market price of the security.

Securities index options are put options and call options on various securities indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the securities index and the exercise price of the option expressed in dollars times a specified multiple. A securities index fluctuates with changes in the market value of the securities included in the index.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

The Portfolios may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, but not the obligation, to buy in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may sell futures contracts to hedge against market risk, foreign currency exchange rate risks, and to reduce return volatility. Futures are standardized, exchange-traded contracts that provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a securities index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and initial and variation margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The Portfolios may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolios' volatility at a targeted level. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio's basis in the contract. If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. These amounts are disclosed on the Statements of Assets and Liabilities as Deposits with Brokers when applicable. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For the year ended December 31, 2023, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on futures contracts by risk type, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic BlackRock Disciplined Core Portfolio	Equity	$1,223,606	$412,101
Global Atlantic BlackRock Disciplined Growth Portfolio	Equity	588,915	108,648
Global Atlantic BlackRock Disciplined International Core Portfolio	Equity	107,587	274,652
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Equity	549,233	101,675
Global Atlantic BlackRock Disciplined Value Portfolio	Equity	473,259	195,455
Global Atlantic BlackRock High Yield Portfolio	Interest Rate	(22,754)	30,710
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Interest Rate	(647,590)	(494,270)
	Currency	8,071	(14,415)

Swap Agreements – Certain Portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their investment objectives. These Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. In a standard over-the-counter ("OTC") swap, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the "notional amount" (i.e., the return or increase in value of a particular dollar amount invested in a "basket" of securities, representing a particular index or industry sectors) of predetermined investments or instruments.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

Certain Portfolios may enter into credit default swaps ("CDS"). CDS are two-party contracts that transfer credit exposure between the parties. One party (the "buyer") receives credit protection and the other party (the "seller") takes on credit risk. The buyer typically makes predetermined periodic payments to the seller in exchange for the seller's commitment to purchase the underlying reference obligation if a defined credit event occurs, such as a default, bankruptcy or failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. If the defined credit event occurs, the seller must pay the agreed-upon value of a reference obligation to the counterparty or perform pursuant to the agreement. The buyer must then surrender the reference obligation to the seller. As a seller of credit protection in a CDS, a Portfolio would be liable for the notional amount of the swap.

The swaps in which a Portfolio may invest may be centrally-cleared or bi-laterally traded. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of a swap agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. A Portfolio amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. Swap agreements involve, to varying degrees, lack of liquidity and elements of credit, market and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Each Portfolio's maximum risk of loss from the counterparty credit risk is the discounted net value of the cash flow to be received from the counterparty over the contract's remaining life, to the extent that amount is positive.

Swaps may involve greater risks than direct investments in securities because swaps may be leveraged and, when traded in the OTC markets, are subject to counterparty risk, credit risk and pricing risk, each of which individually and collectively, may have a considerable impact on the performance of a Portfolio. CDS in particular may involve greater risks than investing in a referenced instrument directly. Swaps, especially those that are not exchange-traded, may also be considered illiquid. It may not be possible for a Portfolio to liquidate a swap position at an advantageous time or price, which may result in significant losses. Although central clearing and exchange-trading of swaps may decrease counterparty risk and increase market liquidity, exchange-trading and clearing does not make the contracts risk free, but rather, the primary credit risk on such contracts is the creditworthiness of the clearing broker or the clearinghouse.

The Portfolios use cash and certain securities as collateral to swap agreements as indicated on the Portfolio of Investments and Statements of Assets and Liabilities. Such collateral is held for the benefit of the counterparty in a segregated account to prevent non-payment by the Portfolios. If the counterparty defaults, a Portfolio may seek return of this collateral and incur certain costs exercising their rights to the collateral.

For the year ended December 31, 2023, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swap agreements by risk type, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Interest Rate	$16,353	$9,865
	Credit	24,471	(557)

Swaption Transactions – Certain portfolios may enter into swaption transactions. A swaption, also known as a swap option, refers to an option to enter into an interest rate swap or some other type of swap. In exchange for an options premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date.

For the year ended December 31, 2023, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swaptions, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Interest Rate	$(11,421)	$-

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

Offsetting of Financial Assets/Liabilities and Derivative Assets/Liabilities – The following tables present certain of the Portfolios' asset/liability derivatives available for offset under a master netting arrangement net of collateral pledged as of December 31, 2023.

Global Atlantic BlackRock Disciplined Core Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$208,803	$-	$208,803	$-	$208,803	$-	$-	$-	$-	$-
Total	$208,803	$-	$208,803	$-	$208,803	$-	$-	$-	$-	$-

Global Atlantic BlackRock Disciplined Growth Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$26,924	$-	$26,924	$-	$26,924	$-	$-	$-	$-	$-
Total	$26,924	$-	$26,924	$-	$26,924	$-	$-	$-	$-	$-

Global Atlantic BlackRock Disciplined International Core Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$219,633	$-	$219,633	$-	$219,633	$-	$-	$-	$-	$-
Total	$219,633	$-	$219,633	$-	$219,633	$-	$-	$-	$-	$-

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$30,400	$-	$30,400	$-	$30,400	$-	$-	$-	$-	$-
Total	$30,400	$-	$30,400	$-	$30,400	$-	$-	$-	$-	$-

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

Global Atlantic BlackRock Disciplined Value Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$93,425	$-	$93,425	$-	$93,425	$-	$-	$-	$-	$-
Total	$93,425	$-	$93,425	$-	$93,425	$-	$-	$-	$-	$-

Global Atlantic BlackRock High Yield Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$38,171	$(9,344)	$28,827	$-	$28,827	$9,344	$(9,344)	$-	$-	$-
Total	$38,171	$(9,344)	$28,827	$-	$28,827	$9,344	$(9,344)	$-	$-	$-

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Morgan Stanley	$646,995	$(217,863)	$429,132	$-	$429,132	$217,863	$(217,863)	$-	$-	$-
Total	$646,995	$(217,863)	$429,132	$-	$429,132	$217,863	$(217,863)	$-	$-	$-

(1)  Gross unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

(2)  The amount is limited to the net derivative balance and, accordingly, may not include collateral or excess collateral received or pledged.

Impact of Derivatives on the Statements of Assets and Liabilities – The following table presents a summary of the location of derivative investments categorized by primary risk exposure on the Portfolios' Statements of Assets and Liabilities as of December 31, 2023:

Global Atlantic BlackRock Disciplined Core Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$208,803	$-	$-	$-	$208,803
Total	$208,803	$-	$-	$-	$208,803

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

Global Atlantic BlackRock Disciplined Growth Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$26,924	$-	$-	$-	$26,924
Total	$26,924	$-	$-	$-	$26,924

Global Atlantic BlackRock Disciplined International Core Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$219,633	$-	$-	$-	$219,633
Total	$219,633	$-	$-	$-	$219,633

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$30,400	$-	$-	$-	$30,400
Total	$30,400	$-	$-	$-	$30,400

Global Atlantic BlackRock Disciplined Value Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$93,425	$-	$-	$-	$93,425
Total	$93,425	$-	$-	$-	$93,425

Global Atlantic BlackRock High Yield Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$-	$38,171	$-	$-	$38,171
Liabilities
Unrealized depreciation on Futures Contracts	-	(9,344)	-	-	(9,344)
Total	$-	$28,827	$-	$-	$28,827

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$-	$435,046	$-	$-	$435,046
Unrealized appreciation on Swap Contracts	-	188,399	6,450	-	194,849
Unrealized appreciation on Forward Foreign Exchange Contracts	-	-	-	17,100	17,100
Liabilities
Unrealized depreciation on Futures Contracts	-	(21,253)	-	(12,836)	(34,089)
Unrealized depreciation on Swap Contracts	-	(164,106)	-	-	(164,106)
Unrealized depreciation on Forward Foreign Exchange Contracts	-	-	-	(19,668)	(19,668)
Total	$-	$438,086	$6,450	$(15,404)	$429,132

The notional value of the derivative instruments outstanding as of December 31, 2023, as disclosed in the Portfolios of Investments, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios. In addition, for the fiscal year ended December 31, 2023, the relevant values for each derivative type for the Global Atlantic Goldman Sachs Core Fixed Income Portfolio were as follows:

	Average Number of Contracts or Notional Amounts*
Fund	Long Futures Contracts	Long Futures Notional Value	Short Futures Contracts	Short Futures Notional Value	Forward Contracts Notional Value**	Swap Agreements USD Notional Value**	Swaptions USD Notional Value**
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	94	$13,015,104	12	$1,717,318	$990,513	$22,311,014	$716,360

*  Amounts disclosed represent average month-end number of contracts or notional amounts held for the fiscal year ended December 31, 2023, which is indicative volume for these derivative types.

**  Based on absolute values. USD – U.S. Dollar equivalent of foreign currency amounts. See schedule of investments for more details.

Short Sales – A Portfolio may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Portfolio; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer. A Portfolio does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral exceeds 10% of the value of the Portfolio's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

When-Issued, Delayed-Delivery and Forward Commitment Transactions – The Portfolios may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Real Estate Investment Trusts – Certain Portfolios may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs' operations. Along with the risks common to different types of real estate-related securities, such as loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities, REITs involve additional risk factors. These include poor performance by the REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax free distribution of income or exemption under the 1940 Act. In addition, REITs are not diversified and are heavily dependent on cash flow.

Distributions from a Portfolio's investments in REITs may be characterized as ordinary income, a net capital gain or a return of capital. The Portfolios record distributions that represent a net capital gain as a realized gain and distributions that represent a return of capital as a reduction of the cost of investment. REITs report information on the source of their distributions annually in the following calendar year. As a result, a Portfolio may estimate the source of REIT distributions for accounting purposes and then makes adjustments when the actual source information is reported by the REIT. These estimates are based on the most recent REIT distribution information available.

Mortgage Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by a Portfolio of mortgage related securities that it holds with an agreement by the Portfolio to repurchase similar securities at an agreed upon price and date.

The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Portfolios account for mortgage dollar rolls as purchases and sales transactions.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

3.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2023, cost of purchases and proceeds from sales of portfolio securities, other than short- term investments, were as follows:

	Purchases (Excluding U.S. Government Securities)	Purchases U.S. Government Securities	Sales (Excluding U.S. Government Securities)	Sales U.S. Government Securities
Global Atlantic BlackRock Allocation Portfolio	$41,445,792	$-	$48,470,193	$-
Global Atlantic BlackRock Disciplined Core Portfolio	605,520,549	-	661,102,176	-
Global Atlantic BlackRock Disciplined Growth Portfolio	107,585,335	-	121,021,098	-
Global Atlantic BlackRock Disciplined International Core Portfolio	65,665,015	-	84,333,999	-
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	292,683,756	-	325,662,761	-
Global Atlantic BlackRock Disciplined Value Portfolio	254,433,322	-	277,667,081	-
Global Atlantic BlackRock High Yield Portfolio	42,877,926	-	46,473,687	-
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	7,228,894	206,176,633	13,845,621	203,830,175

During the year ended December 31, 2023, the Global Atlantic Goldman Sachs Core Fixed Income Portfolio purchased securities from underwriting syndicates whose members include affiliated persons of the purchasing Fund. These transactions complied with Rule 10f-3 under the 1940 Act. The transactions were as follows:

Acquisition Date	Description	Coupon Rate	Maturity Date	Shares	Price	Acquisition Cost
2/2/2023	Oracle Corp.	4.50%	5/6/2028	75,000.00	$99.81	$74,854.50
2/2/2023	Oracle Corp.	4.90%	2/6/2033	91,000.00	99.93	90,936.30
2/2/2023	Oracle Corp.	4.65%	5/6/2030	100,000.00	99.68	99,682.00
2/7/2023	Intel Corp.	5.20%	2/10/2033	100,000.00	99.72	99,715.00
2/15/2023	Amgen Inc.	5.25%	3/2/2033	125,000.00	99.69	124,606.25
2/15/2023	Amgen Inc.	5.25%	3/2/2030	150,000.00	99.77	149,653.50
2/27/2023	Humana Inc.	5.50%	3/15/2053	25,000.00	96.43	24,107.75
3/8/2023	Kenvue Inc.	4.90%	3/22/2033	75,000.00	99.78	74,835.75
3/8/2023	Kenvue Inc.	5.20%	3/22/2063	50,000.00	99.30	49,650.00
3/23/2023	UnitedHealth Group Inc.	5.05%	4/15/2053	100,000.00	99.32	99,324.00
3/23/2023	Marriott International Inc.	4.90%	4/15/2029	50,000.00	98.73	49,366.00
4/17/2023	Cargill Inc.	4.75%	4/24/2033	50,000.00	99.71	49,854.50
5/16/2023	Pfizer Investment Enterprises	4.75%	5/19/2023	150,000.00	99.85	149,775.00
6/7/2023	U.S. Bancorp	5.78%	6/12/2029	70,000.00	100.00	70,000.00
8/8/2023	Ingersoll Rand Inc.	5.70%	8/14/2033	45,000.00	99.23	44,655.31
10/30/2023	Bristol-Myers Squibb Co.	6.25%	11/15/2053	70,000.00	99.72	69,801.90
11/14/2023	FHLMC Multifamily	4.90%	10/25/2033	150,000.00	98.07	147,109.66

4.  AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

The Adviser serves as the Portfolios' investment adviser. The Adviser has engaged the following sub-advisers for the Portfolios:

Portfolio	Sub-Adviser
Global Atlantic BlackRock Allocation Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Core Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Growth Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined International Core Portfolio	BlackRock Investment Management, LLC

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

Portfolio	Sub-Adviser
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Value Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock High Yield Portfolio	BlackRock Investment Management, LLC
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Goldman Sachs Asset Management, L.P.

The Bank of New York Mellon serves as the Administrator, Fund Accountant and Custodian for the Portfolios and BNY Mellon Investment Servicing (US) Inc. (together with The Bank of New York Mellon, "BNYM") serves as the Transfer Agent for the Portfolios.

Pursuant to an investment advisory agreement between the Trust, on behalf of the Portfolios, and the Adviser, the Adviser, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Portfolios pay the Adviser an advisory fee, computed on average daily net assets and accrued daily and paid monthly.

The following chart details the annual advisory fee for each Portfolio for the year ended December 31, 2023.

Portfolio	Advisory Fee*
Global Atlantic BlackRock Allocation Portfolio	0.22% on first $1 billion
0.21% on next $1 billion
0.20% over $2 billion
Global Atlantic BlackRock Disciplined Core Portfolio	0.39% on first $1 billion
0.37% on next $1 billion
0.35% over $2 billion
Global Atlantic BlackRock Disciplined Growth Portfolio	0.37% on first $250 million
0.35% on next $250 million
0.34% on next $500 million
0.32% over $1 billion
Global Atlantic BlackRock Disciplined International Core Portfolio	0.60% on first $500 million
0.58% on next $500 million
0.55% over $1 billion
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	0.54% on first $250 million
0.53% on next $250 million
0.51% on next $500 million
0.48% over $1 billion
Global Atlantic BlackRock Disciplined Value Portfolio	0.45% on first $1 billion
0.43% on next $1 billion
0.41% over $2 billion
Global Atlantic BlackRock High Yield Portfolio	0.50% on first $1 billion
0.48% on next $1 billion
0.46% over $2 billion
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	0.34% on first $250 million
0.32% on next $250 million
0.26% over $500 million

*  Calculated daily based on the average daily net assets.

During the year ended December 31, 2023, with respect to each Portfolio, the Adviser contractually agreed to waive its fees and to reimburse expenses, at least until the expiration dates listed below, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed the average daily net asset percentages attributable to the Portfolio's shares listed below ("Waiver Agreements").

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

For the period from January 1, 2023 until May 1, 2023:

	Operating Expense Limitations
Portfolio	Class I	Class II	Expiration Date
Global Atlantic BlackRock Allocation Portfolio	0.33%	0.58%	May 1, 2023
Global Atlantic BlackRock Disciplined Core Portfolio	0.50%	0.75%	May 1, 2023
Global Atlantic BlackRock Disciplined Growth Portfolio	0.48%	0.73%	May 1, 2023
Global Atlantic BlackRock Disciplined International Core Portfolio	0.74%	0.99%	May 1, 2023
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	0.65%	0.90%	May 1, 2023
Global Atlantic BlackRock Disciplined Value Portfolio	0.56%	0.81%	May 1, 2023
Global Atlantic BlackRock High Yield Portfolio	0.61%	0.86%	May 1, 2023
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	0.45%	N/A	May 1, 2023

Effective May 1, 2023 at least until the expiration date listed below:

	Operating Expense Limitations
Portfolio	Class I	Class II	Expiration Date
Global Atlantic BlackRock Disciplined International Core Portfolio	0.79%	1.04%	May 1, 2024

For all Portfolios, with the exception of the Global Atlantic BlackRock Disciplined International Core Portfolio, the Adviser's ability to recoup prior waived expenses terminated upon the expiration of the Waiver Agreements on May 1, 2023. For the Global Atlantic BlackRock Disciplined International Core Portfolio, the expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limits listed below and any expense limits applicable at the time of recoupment. This agreement may be terminated only by the Portfolio's Board of Trustees, on 60 days' written notice to the Adviser.

For the year ended December 31, 2023, the Adviser waived, reimbursed, or recaptured fees as follows:

	Investment Advisory Fee Waiver	Investment Advisory Fee Reimbursed	Total
Global Atlantic BlackRock Allocation Portfolio	$2,119	$-	$2,119
Global Atlantic BlackRock Disciplined Core Portfolio	18,488	-	18,488
Global Atlantic BlackRock Disciplined Growth Portfolio	6,146	-	6,146
Global Atlantic BlackRock Disciplined International Core Portfolio	55,889	-	55,889
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	12,386	-	12,386
Global Atlantic BlackRock Disciplined Value Portfolio	11,349	-	11,349
Global Atlantic BlackRock High Yield Portfolio	3,303	-	3,303
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	6,972	-	6,972

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement and the Global Altantic BlackRock Disciplined International Core Portfolio's operating expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Portfolio for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolio's expenses to exceed the amount of the expense limitation. If Portfolio operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended.

The Adviser may recapture the following amounts by the following dates:

	December 31, 2024	December 31, 2025	December 31, 2026
Global Atlantic BlackRock Disciplined International Core Portfolio	$151,178	$96,476	$-

The following amounts expired unrecouped as of the date listed below:

December 31, 2023
Global Atlantic BlackRock Disciplined International Core Portfolio	$186,121

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

On May 23, 2017, the U.S. Securities and Exchange Commission ("SEC") granted an order allowing Commonwealth Annuity and Life Insurance Company ("Commonwealth") to substitute certain variable investment options in which subaccounts of its Separate Accounts invest with the Portfolios included in this report.

As a condition of this order, the SEC required that Commonwealth or an affiliate thereof (other than the Trust) pay all expenses and transaction costs of the substitutions, including legal and accounting expenses, any applicable brokerage expenses and other fees and expenses so that no fees or charges were assessed to the affected contract owners to effect the substitutions. There were no substitution-related expenses for the year ended December 31, 2023.

The Trust, on behalf of the Portfolios, has adopted a distribution and shareholder servicing plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for Class II shares. The fee charged under the Plan is calculated at an annual rate of 0.25% of the average daily net assets attributable to each Portfolio's Class II shares and, for the year ended December 31, 2023, was paid to Global Atlantic Distributors, LLC ("GAD") to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Portfolios' shareholder accounts, not otherwise required to be provided by the Adviser. GAD is an affiliate of the Adviser.

For the year ended December 31, 2023, the Portfolios expensed the following distribution fees:

Fees Paid
Global Atlantic BlackRock Allocation Portfolio	$29,553
Global Atlantic BlackRock Disciplined Core Portfolio	80,561
Global Atlantic BlackRock Disciplined Growth Portfolio	52,758
Global Atlantic BlackRock Disciplined International Core Portfolio	108,563
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	254,700
Global Atlantic BlackRock Disciplined Value Portfolio	16,043
Global Atlantic BlackRock High Yield Portfolio	1,392
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	-

For the year ended December 31, 2023, the Trustees received fees in the amounts as follows:

Fees Received
Global Atlantic BlackRock Allocation Portfolio	$6,756
Global Atlantic BlackRock Disciplined Core Portfolio	63,894
Global Atlantic BlackRock Disciplined Growth Portfolio	9,734
Global Atlantic BlackRock Disciplined International Core Portfolio	15,980
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	28,320
Global Atlantic BlackRock Disciplined Value Portfolio	26,089
Global Atlantic BlackRock High Yield Portfolio	5,805
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	7,085

Foreside Fund Officer Services, LLC ("Foreside", d/b/a ACA Group) provides compliance and financial control services for the Portfolios pursuant to a written agreement with the Trust, on behalf of the Portfolios, including providing the Treasurer to the Portfolios. The Portfolios pay Foreside an annual basis-point fee based on the Portfolio's daily net assets, subject to a fee minimum, and reimburses for certain expenses incurred on behalf of the Portfolios. Total fees paid to Foreside pursuant to these agreements are reflected as "Regulatory and Compliance" fees on the Statement of Operations.

5.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2023, Commonwealth owned 100% of the voting securities of each Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Shareholder Concentration Risk – Commonwealth, certain accounts, or the Adviser's affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio's shares. Redemptions by these entities of their holdings in a Portfolio may impact the Portfolio's liquidity and NAV. These redemptions may also force a Portfolio to sell securities.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

6.  AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

As of December 31, 2023, the aggregate cost of investments for federal income tax purposes, the gross unrealized appreciation and depreciation and the aggregated net unrealized appreciation (depreciation) on investments were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Atlantic BlackRock Allocation Portfolio	$50,508,478	$8,026,946	$(1,606,730)	$6,420,216
Global Atlantic BlackRock Disciplined Core Portfolio	420,595,440	173,647,253	(10,712,513)	162,934,740
Global Atlantic BlackRock Disciplined Growth Portfolio	57,195,039	34,559,779	(1,194,964)	33,364,815
Global Atlantic BlackRock Disciplined International Core Portfolio	123,258,974	25,143,689	(12,562,317)	12,581,372
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	216,449,047	45,791,253	(6,999,592)	38,791,661
Global Atlantic BlackRock Disciplined Value Portfolio	199,487,460	31,841,534	(5,602,324)	26,239,210
Global Atlantic BlackRock High Yield Portfolio	47,691,460	1,693,525	(626,922)	1,066,603
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	65,087,399	647,389	(2,877,191)	(2,229,802)

7.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions in shares of the Portfolios are summarized below:

	Global Atlantic BlackRock Allocation Portfolio		Global Atlantic BlackRock Disciplined Core Portfolio
	2023	2022	2023	2022
Class I	(1,978,815)	(6,535,742)	(5,766,284)	(109,478,151)
Class II	(483,203)	(1,738,416)	(278,435)	(6,626,704)
Total distributions paid	(2,462,018)	(8,274,158)	(6,044,719)	(116,104,855)
	Global Atlantic BlackRock Disciplined Growth Portfolio		Global Atlantic BlackRock Disciplined International Core Portfolio
	2023	2022	2023	2022
Class I	(346,599)	(11,793,023)	(2,265,058)	(6,979,467)
Class II	(66,398)	(3,550,966)	(984,538)	(3,130,340)
Total distributions paid	(412,997)	(15,343,989)	(3,249,596)	(10,109,807)
	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio		Global Atlantic BlackRock Disciplined Value Portfolio
	2023	2022	2023	2022
Class I	(288,537)	(38,441,483)	(4,837,506)	(49,799,004)
Class II	(20,366)	(27,463,047)	(128,428)	(1,459,955)
Total distributions paid	(308,903)	(65,904,530)	(4,965,934)	(51,258,959)
	Global Atlantic BlackRock High Yield Portfolio		Global Atlantic Goldman Sachs Core Fixed Income Portfolio
	2023	2022	2023	2022
Class I	(2,969,701)	(2,931,279)	(1,538,205)	(1,427,091)
Class II	(32,439)	(32,774)	-	-
Total distributions paid	(3,002,140)	(2,964,053)	(1,538,205)	(1,427,091)

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

The tax character of fund distributions paid for the years ended December 31, 2023 and 2022 were as follows:

For fiscal year ended 12/31/2023	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Global Atlantic BlackRock Allocation Portfolio	$1,213,810	$1,248,208	$-	$2,462,018
Global Atlantic BlackRock Disciplined Core Portfolio	6,044,719	-	-	6,044,719
Global Atlantic BlackRock Disciplined Growth Portfolio	412,997	-	-	412,997
Global Atlantic BlackRock Disciplined International Core Portfolio	3,249,596	-	-	3,249,596
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	308,903	-	-	308,903
Global Atlantic BlackRock Disciplined Value Portfolio	3,747,514	1,218,420	-	4,965,934
Global Atlantic BlackRock High Yield Portfolio	3,002,140	-	-	3,002,140
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	1,538,205	-	-	1,538,205
For fiscal year ended 12/31/2022	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Global Atlantic BlackRock Allocation Portfolio	$2,653,124	$5,621,034	$-	$8,274,158
Global Atlantic BlackRock Disciplined Core Portfolio	59,068,044	57,036,811	-	116,104,855
Global Atlantic BlackRock Disciplined Growth Portfolio	4,408,349	10,935,640	-	15,343,989
Global Atlantic BlackRock Disciplined International Core Portfolio	8,905,156	1,204,651	-	10,109,807
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	26,473,780	39,430,750	-	65,904,530
Global Atlantic BlackRock Disciplined Value Portfolio	32,186,803	19,072,156	-	51,258,959
Global Atlantic BlackRock High Yield Portfolio	2,964,053	-	-	2,964,053
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	1,342,238	84,853	-	1,427,091

As of December 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post-October Loss and Late Year Loss	Capital Loss Carryforward	Net Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficits)
Global Atlantic BlackRock Allocation Portfolio	$1,231,894	$1,460,566	$-	$-	$6,420,216	$9,112,676
Global Atlantic BlackRock Disciplined Core Portfolio	13,649,617	17,993,964	-	-	162,934,740	194,578,321
Global Atlantic BlackRock Disciplined Growth Portfolio	66,067	1,184,007	-	-	33,364,815	34,614,889
Global Atlantic BlackRock Disciplined International Core Portfolio	916,499	-	-	(9,099,708)	12,581,372	4,398,163
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	82,615	-	-	(29,347,726)	38,791,661	9,526,550
Global Atlantic BlackRock Disciplined Value Portfolio	8,310,109	5,365,857	-	-	26,239,210	39,915,176
Global Atlantic BlackRock High Yield Portfolio	3,364,707	-	-	(9,889,432)	1,066,603	(5,458,122)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	2,385,968	-	-	(7,399,537)	(2,242,079)	(7,255,648)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, the mark-to-market on passive foreign investment companies, open 1256 options and futures contracts, forward foreign currency contracts and swaps. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $(103), $8,901 and $96,626 Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined International Core Portfolio and Global Atlantic Goldman Sachs Core Fixed Income Portfolio respectively.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

At December 31, 2023, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring Short-Term	Non-Expiring Long-Term	Total
Global Atlantic BlackRock Allocation Portfolio	$-	$-	$-
Global Atlantic BlackRock Disciplined Core Portfolio	-	-	-
Global Atlantic BlackRock Disciplined Growth Portfolio	-	-	-
Global Atlantic BlackRock Disciplined International Core Portfolio	5,256,889	3,842,819	9,099,708
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	29,347,726	-	29,347,726
Global Atlantic BlackRock Disciplined Value Portfolio	-	-	-
Global Atlantic BlackRock High Yield Portfolio	4,737,640	5,151,792	9,889,432
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	4,345,347	3,054,190	7,399,537

During the year ended December 31, 2023, the following Portfolios utilized capital loss carryforwards:

Utilized
Global Atlantic BlackRock Disciplined Core Portfolio	$1,486,283
Global Atlantic BlackRock Disciplined Growth Portfolio	5,477,416
Global Atlantic BlackRock Disciplined International Core Portfolio	2,710,496
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	14,205,310

There were no permanent book and tax differences that resulted in reclassifications for the Portfolios for the fiscal year ended December 31, 2023.

8.  NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update No. 2020-04 ("ASU 2020-04"), "Reference Rate Reform (Topic 840): Facilitation of the Effects of Reference Rate Reform on Financial Reporting". ASU 2020-04 provides entities with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2024. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

9.  OTHER RISKS

The Portfolios' risks include, but are not limited to, the following:

Credit Risk – There is a risk that security issuers will not make interest and/or principal payments on their securities. In addition, the credit quality of securities may be lowered if an issuer's financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of a Portfolio. Lower credit quality also will affect liquidity and make it difficult to sell the security. This means that, compared to issuers of higher rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. Default, or the perception (whether by market participants, rating agencies, pricing services or otherwise) that an issuer is likely to default, tends to reduce the value and liquidity of fixed income securities, thereby reducing the value of your investment in Portfolio shares. In addition, default may cause a Portfolio to directly or indirectly incur expenses in seeking recovery of principal or interest.

A Portfolio could lose money on a debt security if an issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or in a security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer, may affect debt securities' value. A Portfolio may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the Sub-Adviser

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

or the rating agencies than such securities actually do. These risks are heightened in market environments where interest rates are rising.

Derivatives Risk – The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives may increase costs, reduce a Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of a Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with, and may be more sensitive to market events than, the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability to sell or otherwise close-out a derivatives position at an advantageous time or price could expose a Portfolio to losses and could make derivatives more difficult to value accurately. Derivatives typically give rise to a form of leverage and may expose a Portfolio to greater risk and increase its costs. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and related regulatory developments require the clearing and exchange-trading of many standardized over-the-counter ("OTC") derivative instruments deemed to be "swaps." The Commodity Futures Trading Commission ("CFTC") has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that are being implemented on a phase-in basis.

Exchange-Traded Funds Risk – The Portfolios may invest in ETFs. Investments in underlying ETFs typically present the same risks as investments in conventional Underlying Funds. In addition, disruptions to the creations and redemptions process through which market makers directly purchase and sell ETF shares, the existence of extreme market volatility or potential lack of an active trading market, or changes in the liquidity of the market for an ETF's underlying portfolio holdings, may result in the ETF's shares trading at significantly above (at a premium to) or below (at a discount to) net asset value, which may result in a Portfolio paying significantly more or receiving significantly less for ETF shares than the value of the relevant ETF's underlying holdings. An ETF's shares could also trade at a premium or discount to net asset value when an ETF's underlying securities trade on a foreign exchange that is closed when the securities exchange on which the ETF trades is open. The current price of the ETF's underlying securities and the last quoted price for the underlying security are likely to deviate in such circumstances. There can be no assurance that an active trading market for an ETF's shares will develop or be maintained. Trading may be halted, for example, due to market conditions. Because the value of ETF shares depends on the demand in the market, a Portfolio's holdings may not be able to be liquidated at the most optimal time, adversely affecting performance.

There can be no assurance that an ETF's investment objectives will be achieved. Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with real estate investments and natural resources. ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, ETFs in which a Portfolio invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed.

Market Risk – The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, limited dealer capacity, lack of liquidity in the markets or adverse investor sentiment. Each Portfolio has exposure to instruments that may be more volatile and carry more risk than some other forms of investment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. Local, regional or global events such as war, military conflict acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, increased government spending, social unrest or other events could also have a significant impact on the Portfolio and its investments. The market prices of securities may also be negatively impacted by trading activity and investor interest, including interest driven by factors unrelated to market conditions or financial performance. In these circumstances, the value of the Portfolio's investments, particularly any short positions or exposures, may fluctuate dramatically.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

A Portfolio may experience a substantial or complete loss on any individual security.

Policy and legislative changes in the U.S. and abroad affect many aspects of financial regulation and may, in some cases, contribute to decreased liquidity and increased volatility in the financial markets. Economies and financial markets around the world are becoming increasingly interconnected. As a result, whether or not a Portfolio has exposure to securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio's investments may be negatively affected.

In addition, market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries and adversely impact Portfolio developments. An increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values of portfolio holdings and increase a Portfolio's costs. If dealer capacity in fixed income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed income markets.

Quantitative Investing Risk – Investments selected using quantitative analysis or "models" may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). In addition, investments selected using models may react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. There is no guarantee that the use of quantitative analysis will result in effective investment decisions for a Portfolio. Additionally, commonality of holdings across quantitative money managers may amplify losses.

10.  OTHER RECENT DEVELOPMENTS

As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis and are expected to cease being published in September 2024. The unavailability or replacement of LIBOR presents risks to applicable Portfolios, including the risk that any pricing adjustments to a Portfolio's investments resulting from a substitute reference rate (e.g., the Secured Overnight Financing Rate ("SOFR"), which is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities and is intended to replace the U.S. dollar) may adversely affect the Portfolio's performance and/or NAV. The impact of a substitute reference rate, if any, will vary on an investment-by-investment basis. The Adviser or Sub-Adviser may have discretion to determine a substitute reference rate, including any price or other adjustments to account for differences between the substitute reference rate and the previous rate. The substitute reference rate and any adjustments selected could negatively impact a Portfolio's investment performance or financial condition, including in ways unforeseen by the Adviser or Sub-Adviser.

11.  SUBSEQUENT EVENTS

The Portfolios evaluated subsequent events from December 31, 2023 through the date these financial statements were issued. There were no significant events that would have a material impact on the Portfolios' financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Forethought Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Global Atlantic BlackRock Allocation Portfolio, Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined Growth Portfolio, Global Atlantic BlackRock Disciplined International Core Portfolio, Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio, Global Atlantic BlackRock Disciplined Value Portfolio, Global Atlantic BlackRock High Yield Portfolio, and Global Atlantic Goldman Sachs Core Fixed Income Portfolio (the "Portfolios"), each a series of Forethought Variable Insurance Trust, as of December 31, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Portfolios' financial statements and financial highlights for the years ended December 31, 2022, and prior, were audited by other auditors whose report dated February 23, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Portfolios' auditor since 2023.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 27, 2024

Global Atlantic Portfolios

Expense Examples

December 31, 2023 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 through December 31, 2023.

Actual Expenses

The "Actual" expenses set of columns in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The "Hypothetical" expenses set of columns in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example for a specific Portfolio with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees or other expenses charged by your insurance contract or separate account. Therefore, the Hypothetical columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
	Class	Portfolio's Annualized Expense Ratio	Beginning Account Value 7-1-23	Ending Account Value 12-31-23	Expenses Paid During Period*	Ending Account Value 12-31-23	Expenses Paid During Period*
Global Atlantic BlackRock Allocation Portfolio	I	0.34%	$1,000	$1,055.50	$1.76	$1,023.49	$1.73
Global Atlantic BlackRock Allocation Portfolio	II	0.59%	$1,000	$1,054.20	$3.05	$1,022.23	$3.01
Global Atlantic BlackRock Disciplined Core Portfolio	I	0.52%	$1,000	$1,084.80	$2.73	$1,022.58	$2.65
Global Atlantic BlackRock Disciplined Core Portfolio	II	0.77%	$1,000	$1,083.80	$4.04	$1,021.32	$3.92
Global Atlantic BlackRock Disciplined Growth Portfolio	I	0.51%	$1,000	$1,104.70	$2.71	$1,022.63	$2.60
Global Atlantic BlackRock Disciplined Growth Portfolio	II	0.76%	$1,000	$1,103.40	$4.03	$1,021.37	$3.87
Global Atlantic BlackRock Disciplined International Core Portfolio	I	0.78%	$1,000	$1,046.80	$4.02	$1,021.27	$3.97

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Global Atlantic Portfolios

Expense Examples (Continued)

December 31, 2023 (Unaudited)

				Actual		Hypothetical (5% return before expenses)
	Class	Portfolio's Annualized Expense Ratio	Beginning Account Value 7-1-23	Ending Account Value 12-31-23	Expenses Paid During Period*	Ending Account Value 12-31-23	Expenses Paid During Period*
Global Atlantic BlackRock Disciplined International Core Portfolio	II	1.03%	$1,000	$1,045.10	$5.31	$1,020.01	$5.24
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	I	0.67%	$1,000	$1,084.60	$3.52	$1,021.83	$3.41
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	II	0.92%	$1,000	$1,082.70	$4.83	$1,020.57	$4.69
Global Atlantic BlackRock Disciplined Value Portfolio	I	0.58%	$1,000	$1,077.50	$3.04	$1,022.28	$2.96
Global Atlantic BlackRock Disciplined Value Portfolio	II	0.83%	$1,000	$1,077.30	$4.35	$1,021.02	$4.23
Global Atlantic BlackRock High Yield Portfolio	I	0.63%	$1,000	$1,072.40	$3.29	$1,022.03	$3.21
Global Atlantic BlackRock High Yield Portfolio	II	0.88%	$1,000	$1,072.30	$4.60	$1,020.77	$4.48
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	I	0.48%	$1,000	$1,035.30	$2.46	$1,022.79	$2.45

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Global Atlantic Portfolios

Supplemental Information

December 31, 2023 (Unaudited)

Approval of Renewal of Investment Advisory Agreement and Sub-Advisory Agreements for Global Atlantic BlackRock Allocation Portfolio, Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined Growth Portfolio, Global Atlantic BlackRock Disciplined International Core Portfolio, Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio, Global Atlantic BlackRock Disciplined Value Portfolio, Global Atlantic BlackRock High Yield Portfolio, and Global Atlantic Goldman Sachs Core Fixed Income Portfolio.

At an in-person meeting held on November 2, 2023, the Board of Trustees (the "Trustees" or the "Board") of Forethought Variable Insurance Trust (the "Trust"), including a majority of the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered the renewal of: (i) the existing investment advisory agreement between Global Atlantic Investment Advisors, LLC (the "Adviser") and the Trust, on behalf of each of Global Atlantic BlackRock Allocation Portfolio ("GA BlackRock Allocation"), Global Atlantic BlackRock Disciplined Core Portfolio ("GA BlackRock Core"), Global Atlantic BlackRock Disciplined Growth Portfolio ("GA BlackRock Growth"), Global Atlantic BlackRock Disciplined International Core Portfolio ("GA BlackRock International"), Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio ("GA BlackRock Mid Cap Growth"), Global Atlantic BlackRock Disciplined Value Portfolio ("GA BlackRock Value"), Global Atlantic BlackRock High Yield Portfolio ("GA BlackRock High Yield") and Global Atlantic Goldman Sachs Core Fixed Income Portfolio ("GA Goldman Core Fixed") (each a "Portfolio" and collectively the "Portfolios") (the "Advisory Agreement"); (ii) the existing sub-advisory agreement between the Adviser, the Trust, on behalf of GA BlackRock Core, GA BlackRock Growth, GA BlackRock International, GA BlackRock Mid Cap Growth, GA BlackRock Value, and GA BlackRock High Yield, and BlackRock Investment Management, LLC ("BIM"); (iii) the existing sub-advisory agreement between the Adviser, the Trust, on behalf of GA BlackRock Allocation, and BIM; and (iv) the existing sub-advisory agreement between the Adviser, the Trust, on behalf of GA Goldman Core Fixed, and Goldman Sachs Asset Management, L.P. ("GSAM" and together with BIM, the "Sub-Advisers") (collectively the sub-advisory agreements listed in items (ii) through (iv) above, the "Sub-Advisory Agreements").

To discuss and review the materials relating to the proposed renewal of the Advisory Agreement and Sub-Advisory Agreements (collectively, the "Agreements") in advance of the November 2, 2023 meeting, the Independent Trustees met via videoconference on October 23, 2023 with independent counsel to the Independent Trustees ("Independent Counsel") and with representatives of the Adviser in attendance and counsel to the Trust ("Trust Counsel").

Prior to the meetings, the Trustees requested, received and reviewed written responses from the Adviser and the Sub-Advisers to questions posed to the Adviser and the Sub-Advisers by counsel, on behalf of the Trustees. Following the meeting on October 23, 2023, the Independent Trustees requested additional information on certain items and the Adviser provided such information prior to the November 2, 2023 meeting. The Trustees also received a memorandum from Independent Counsel describing the legal standards for their consideration of the renewal of the Agreements. During the meetings, the Board and the Adviser discussed information relating to the Board's consideration of the Gartenberg factors with respect to each Portfolio. The Trustees also reviewed comparative information relating to advisory fees and total expenses and received presentations concerning the services provided under the Agreements from personnel of the Adviser at the meetings. Prior to voting on the renewal of the Agreements at the November 2, 2023 meeting, the Independent Trustees met in executive session with Independent Counsel and Trust Counsel present.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Agreements and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Agreements.

Nature, Extent, and Quality of Services. The Trustees noted that they were generally satisfied with the nature, extent and quality of the services provided by the Adviser and Sub-Advisers.

Performance. The Trustees requested and reviewed information regarding the investment performance of the Portfolios over 1-year, 3-year and since inception periods as compared to their respective benchmark indices and peer groups. The Trustees noted that they were generally satisfied with the Adviser's and Sub-Advisers' investment performance.

Fees and Expenses. The Trustees reviewed the Portfolios' fees and expenses, including the fees paid to the Adviser and Sub-Advisers. The Trustees also reviewed the advisory fees and total expenses of each Portfolio as compared to the Portfolio's peer group and Morningstar category. The Trustees concluded that the advisory fee charged to each Portfolio and the

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2023 (Unaudited)

sub-advisory fee paid by the Adviser to each Sub-Adviser, as applicable, were not unreasonable in light of the services provided to each respective Portfolio.

Profitability. The Trustees noted that, based on information received from the Adviser regarding a per Portfolio analysis of the profitability of each Portfolio to the Adviser, they: (i) concluded that the profitability levels for the Adviser were not excessive; and (ii) considered that the sub-advisory fees were negotiated by the Adviser at arm's length. The Trustees also noted that they would continue to monitor the Adviser's profitability in the future.

Economies of Scale. The Trustees concluded that they were satisfied with the extent to which economies of scale, if any, would be shared for the benefit of each Portfolio's shareholders. The Trustees also noted that they would continue to monitor each Portfolio's growth and consider any additional opportunities to realize benefits from economies of scale for shareholders in the future.

Other Benefits. The Trustees noted that they had considered other benefits to the Adviser or Sub-Advisers and their respective affiliates from their relationships with the applicable Portfolios and that they would continue to consider these benefits in connection with future annual renewals.

Conclusion. Having requested and received such information from the Adviser and Sub-Advisers as the Trustees believed to be reasonably necessary to evaluate the terms of the Agreements, and as assisted by the advice of counsel, the Trustees, including all of the Independent Trustees voting separately, unanimously concluded that renewing the Advisory Agreement and Sub-Advisory Agreements was in the best interests of each Portfolio and its shareholders. The Trustees noted that, in considering the Agreements, they did not identify any one factor as all important and each Trustee may have afforded different weight to the various factors.

Change in Independent Registered Public Accounting Firm

On March 24, 2023, based on the recommendation and approval of the Audit Committee of the Board of Trustees of Forethought Variable Insurance Trust (the "Trust"), the Board of Trustees approved the appointment of Cohen & Company, Ltd. ("Cohen") as the Portfolios' independent registered public accounting firm for the fiscal year ending December 31, 2023. RSM US LLP ("RSM"), which previously served as the independent registered public accounting firm for the Portfolios, declined to stand for reacceptance of the role for the 2023 audit due to an anticipated independence issue and not based upon any issues related to the 2022 audit. RSM's reports on the Portfolios' financial statements for the fiscal years ended December 31, 2021 and December 31, 2022 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2021 and December 31, 2022 and during the subsequent interim period through March 24, 2023: (i) there were no disagreements with RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM, would have caused RSM to make reference to the subject matter of the disagreements in connection with its reports on the Portfolios' financial statements for such periods; and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the Portfolios' fiscal years ended December 31, 2021 and December 31, 2022, and the subsequent interim period through March 24, 2023, neither the Trust, nor anyone on its behalf, consulted with Cohen on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolios' financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2023 (Unaudited)

Trustees and Officers

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is c/o Global Atlantic Investment Advisors, LLC, 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204.

Independent Trustees

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin (1951)	Trustee since 2013	Mr. Garbin serves as Managing Principal of Coherent Capital Management LLC (since 2007).	16

Mr. Garbin serves as Director of OHA CLO Enhanced Equity II Genpar LLP (since 2021), OFI Carlyle Tactical Private Credit Fund (since 2018), iDirect Private Markets Fund (Formerly Altegris KKR Commitments Fund) (since 2014), Two Roads Shared Trust (since 2012), Northern Lights Fund Trust (since 2013), and Northern Lights Variable Trust (since 2013).

Mitchell E. Appel (1970)	Trustee since 2013	Mr. Appel serves as President of Value Line Funds (since 2008), as Chief Financial Officer (since 2008) and President (since 2009) of EULAV Securities LLC, and as Chief Executive Officer, President (since 2009) and Treasurer (since 2011) of EULAV Asset Management.	16	Mr. Appel serves as Director of Value Line Funds (since 2010) and EULAV Asset Management (since 2010).
Joseph E. Breslin (1953)	Trustee since 2013	Mr. Breslin serves as Senior Counsel of White Oak Global Advisors, LLC (since 2016) and has provided consultant services to investment managers (since 2009). Previously, Mr. Breslin served as Counsel of Common Fund (2014–2016).	16	Mr. Breslin serves as Director of Kinetics Mutual Funds, Inc. (since 2000), Kinetics Portfolios Trust (since 2000) and Northern Lights Fund Trust IV (since 2015).

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2023 (Unaudited)

Interested Trustees and Officers of the Trust

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Robert M. Arena, Jr. (1968)[2]	Trustee since 2013

Mr. Arena serves as Co-President of The Global Atlantic Financial Group LLC (since 2022); as Director and Co-President of Global Atlantic Financial Group Limited ("GAFGL") (since 2021); as President and Head of Life and Retirement of Ariel Re (Holdings) Limited and Global Atlantic Financial Life Limited (since 2020); as Director and Co-President of Global Atlantic Financial Limited (formerly Commonwealth Re Midco Limited) (since 2019 and 2021, respectively); as Director, Chairman and Co-President of Global Atlantic Financial Company ("GAFC") (since 2017, 2021 and 2021, respectively); as Director and Co-President of Global Atlantic (Fin) Company (since 2017 and 2021, respectively); as Director, Chairman and President of Forethought Life Insurance Company ("FLIC") (since 2016, 2017 and 2016, respectively); as Director, Chairman and President of Commonwealth Annuity and Life Insurance Company ("CWA") and First Allmerica Financial Life Insurance Company ("FAFLIC") (since 2017, 2017 and 2021, respectively); as Director, Chairman and President of Accordia Life and Annuity Company ("Accordia") (since 2016, 2017 and 2021, respectively); as Manager and Chairman of Global Atlantic Investment Advisors, LLC ("GAIA") (since 2016); and as Manager, Chairman and President of Global Atlantic Distributors, LLC ("GAD") (since 2012, 2012 and 2013, respectively). Mr. Arena holds and has previously held comparable positions with GAIA, GAD, FLIC, CWA, and certain other companies affiliated with GAIA.

			16	None

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2023 (Unaudited)

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Barrie Ribet[3] (1982)	Trustee since 2021

Ms. Ribet serves as Managing Director of GAFC and Global Atlantic (Fin) Company (since 2017 and 2022, respectively); as Managing Director of FLIC, CWA, Accordia, and FAFLIC (since 2019); as Managing Director of Global Atlantic Equipment Management, LLC (since 2021); as Director and Chief Executive Officer of Emporium Holdco Inc. and eRESI Holdings, Inc. (since 2021); as Manager and Chief Executive Officer of eRESI Capital Holdco LLC (since 2021); as Chief Executive Officer of eRESI Capital LLC (since 2021) and as Director of Infinity Transportation Equipment Leasing, LLC (since 2021). Previously, Ms. Ribet served as Senior Vice President, Head of Asset Origination of GAFC (from 2015 to 2017).

			16	None
Eric Todd (1969)	President and Chief Executive Officer since 2021

Mr. Todd is currently Chief Product Officer of GAFC, he also serves as Managing Director of GAFC (since 2015); Manager, President and Chief Investment Officer of GAIA (since 2013); Manager of GAD (since 2016); Director and Managing Director of FLIC (since 2014 and 2018, respectively); and Director and Managing Director of CWA, FAFLIC and Accordia (since 2017 and 2018, respectively).

			N/A	N/A
Deborah Schunder (1967)	Vice President since 2014

Ms. Schunder serves as Senior Vice President, Head of Investment Product Management, Sales Planning and Sales Compensation of GAFC (since 2022). Previously, Ms. Schunder served as Senior Vice President, Head of Investment Product Management, Sales Reporting, Analytics and Compensation of GAFC (2020–2022). Previously, Ms. Schunder served as Vice President of Investment Product Management of GAFC (2013–2020).

			N/A	N/A
Trent M. Statczar (1971)	Treasurer and Principal Financial Officer since 2019 Principal Accounting Officer since 2021	Mr. Statczar serves as Senior Principal Consultant of ACA Global (formerly, Senior Director of Foreside Management Services, LLC) (since 2008).	N/A	N/A

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2023 (Unaudited)

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Sarah M. Patterson (1976)	Secretary/Chief Legal Officer since 2013

Ms. Patterson serves as Managing Director, General Counsel for Individual Markets and Assistant Secretary for FLIC, Accordia, FAFLIC, CWA and GAFC (since 2019, 2020, and 2014, respectively); as Secretary of GAIA (since 2016); as Managing Director, General Counsel and Secretary of Global Atlantic Insurance Network (since 2019); and as Assistant Secretary of GAD (since 2016). Previously Ms. Patterson served as Associate General Counsel of FLIC, Accordia, FAFLIC, CWA and GAFC (2014–2020), Senior Vice President (2016–2019).

			N/A	N/A
David Capalbo (1968)	Chief Compliance Officer since 2018

Mr. Capalbo serves as Vice President of Investment Compliance of GAFC (since 2022); Vice President of Compliance Operations of GAFC (since 2021); as Chief Compliance Officer and Vice President of GAIA (since 2018 and 2022, respectively); as Vice President, SEC 38a-1 Chief Compliance Officer and Deputy Anti-Money Laundering Officer of CWA, FAFLIC and FLIC (since 2021, 2021 and 2022, respectively); and Vice President of Accordia (since 2021). Previously, Mr. Capalbo served as Assistant Vice President of GAIA (2018–2022) and Assistant Vice President and Senior Compliance Officer of GAFC (2016–2021).

			N/A	N/A
Elizabeth Constant (1976)	Assistant Secretary since 2017

Ms. Constant serves as Vice President, Assistant General Counsel and Assistant Secretary of GAFC and FLIC (since 2022 and 2021, respectively). Previously, Ms. Constant served as Vice President and Assistant General Counsel (2020–2022) and Assistant Vice President and Legal Counsel (2016–2020) and Associate Counsel (2014–2016) of GAFC.

			N/A	N/A

1  The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

2  Mr. Arena is an interested person of the Trust because he is an officer of GAFGL.

3  Ms. Ribet is an interested person of the Trust because she is Managing Director of GAFC.

PRIVACY NOTICE

FACTS	WHAT DOES FORETHOUGHT VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

◼ Social Security number and wire transfer instructions
◼ account transactions and transaction history
◼ investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.
HOW?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Forethought Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Forethought Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes – to offer our products and services to you.	No	We don't share
For joint marketing with other financial companies.	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and records.	No	We don't share
For our affiliates' everyday business purposes – information about your credit worthiness.	No	We don't share
For nonaffiliates to market to you	No	We don't share

WHAT WE DO:

How does Forethought Variable Insurance Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Forethought Variable Insurance Trust collect my personal information?	We collect your personal information, for example, when you

◼ open an account or deposit money
◼ direct us to buy securities or direct us to sell your securities
◼ seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:

◼ sharing for affiliates' everyday business purposes – information about your creditworthiness.
◼ affiliates from using your information to market to you.
◼ sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◼ Forethought Variable Insurance Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◼ Forethought Variable Insurance Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◼ Forethought Variable Insurance Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on or through the Portfolios' website at http://connect.rightprospectus.com/globalatlanticportfolios and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Portfolios' Form N-PORTs are available: (i) on the SEC's website at http://www.sec.gov; and (ii) on the Portfolios' website at http://connect.rightprospectus.com/globalatlanticportfolios. Each Portfolio will post to http://connect.rightprospectus.com/globalatlanticportfolios, a complete list of its portfolio holdings as of the last calendar day of each month approximately 30 days following the end of the month. Each Portfolio's portfolio holdings will remain available on the website noted above at least until the next monthly update.

INVESTMENT ADVISER

Global Atlantic Investment Advisors, LLC
10 West Market Street, Suite 2300
Indianapolis, IN 46204

ADMINISTRATOR

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INVESTMENT SUB-ADVISERS

BlackRock Investment Management, LLC
1 University Square Drive
Princeton, NJ 08540-6455

Goldman Sachs Asset Management, L.P.
200 West Street
New York, NY 10282

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	The Code of Ethics is not posted on the registrant’s website.

(f)	A copy of the Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The board of Trustees of the registrant has determined that the registrant has at least one “audit committee financial expert” as defined by Item 3 of Form N-CSR serving on its audit committee. Joseph E. Breslin is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are:

2022	2023
$330,000	$291,000

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are:

2022	2023
$0	$0

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are:

2022	2023
$60,000	$64,000

Preparation of Federal & State income tax returns, assistance with calculation of required income and capital gain distributions.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are:

2022	2023
$17,500	$0

Review of annual registration statement filings for 2022.

Audit Committee’s Pre-Approval Policies

(e)(1)	The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

Percentages of Services Approved by the Audit Committee

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

All services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years were $77,500 for the fiscal year 2022 and $64,000 for the fiscal year 2023.

(h)	The audit committee considered the non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the registrant have concluded that the disclosure controls and procedures of the registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Forethought Variable Insurance Trust

By (Signature and Title)*	/s/ Trent M. Statczar
Trent M. Statczar, Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Date	2/29/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric D. Todd
Eric D. Todd, President
(Principal Executive Officer)

Date	2/29/2024

By (Signature and Title)*	/s/ Trent M. Statczar
Trent M. Statczar, Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Date	2/29/2024

* Print the name and title of each signing officer under his or her signature.